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                                   STOCK AND BOND MUTUAL FUNDS
                                   ASSET ALLOCATION FUNDS
                                   MONEY MARKET MUTUAL FUNDS

                                   Advisor Shares


                                   Prospectus

                                   August 1, 2005

--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fifth Third Funds
Stock and Bond Mutual Funds
Asset Allocation Funds
Money Market Mutual Funds

Advisor Shares

Table of Contents
--------------------------------------------------------------------------------

This prospectus has been arranged into different sections so that you can easily review this important information. For more detailed information about each Fund, please see:

Objectives, Strategies and Risks

Equity Funds - Growth Style
Small Cap Growth Fund ...................................................    2
Mid Cap Growth Fund .....................................................    4
Quality Growth Fund .....................................................    6

Equity Funds - Core Style
Large Cap Core Fund .....................................................    8
Equity Index Fund .......................................................   10
Balanced Fund ...........................................................   12

Equity Funds - Value Style
Micro Cap Value Fund ....................................................   14
Small Cap Value Fund ....................................................   16
Multi Cap Value Fund ....................................................   18
Disciplined Large Cap Value Fund ........................................   20

Asset Allocation Funds
LifeModel Aggressive Fund (SM) ..........................................   22
LifeModel Moderately Aggressive Fund (SM) ...............................   26
LifeModel Moderate Fund (SM) ............................................   30
LifeModel Moderately Conservative Fund (SM) .............................   34
LifeModel Conservative Fund (SM) ........................................   38

Strategic Income Fund ...................................................   42

Specialty Funds
Technology Fund .........................................................   44
International Equity Fund ...............................................   46

Fixed Income Funds -- Taxable
Bond Fund ...............................................................   48
Intermediate Bond Fund ..................................................   50
Short Term Bond Fund ....................................................   52
U.S. Government Bond Fund ...............................................   54

Fixed Income Funds -- Municipal
Municipal Bond Fund .....................................................   56
Intermediate Municipal Bond Fund ........................................   58
Ohio Municipal Bond Fund ................................................   60
Michigan Municipal Bond Fund ............................................   62

Money Market Fund
Prime Money Market Fund .................................................   64

Shareholder Fees and Fund Expenses
Fee Tables ..............................................................   65
Expense Examples ........................................................   68

Additional Information About the Funds' Investments .....................   69
Investment Practices ....................................................   70
Investment Risks ........................................................   74
Investment Policies of the Underlying Funds .............................   76

Fund Management
Investment Advisor and Subadvisor .......................................   76
Portfolio Managers ......................................................   78

Shareholder Information
Purchasing and Selling Fund Shares ......................................   82
Abusive Trading Practices ...............................................   83
Purchasing and Adding to Your Shares ....................................   83
Selling Your Shares .....................................................   84
Exchanging Your Shares ..................................................   85
Distribution Arrangements/Sales Charges for the Funds ...................   86
Dividends and Capital Gains .............................................   88
Expenses ................................................................   88
Taxation ................................................................   89
Additional Information about the Funds ..................................   90

Financial Highlights ....................................................   93

Back Cover
Where to learn more about Fifth Third Funds

Overview
--------------------------------------------------------------------------------

This section provides important information about each of the stock, bond, and money market funds (the "Funds"), each a separate series of Fifth Third Funds, including the investment objective, principal investment strategies, principal risks, and volatility and performance information.

All funds are managed by Fifth Third Asset Management, Inc. Morgan Stanley Investment Management Inc. ("MSIM") acts as investment subadvisor to Fifth Third International Equity Fund.

Like other investments, you could lose money on your investment in a Fund. Your investment in a Fund is not a deposit or an obligation of Fifth Third Bank or any other bank and is not insured or guaranteed by the FDIC or any other government agency. Although each money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

There is no guarantee that any Fund will achieve its objective.

                                                                          Growth
                                                                          Style
Fifth Third Small Cap Growth Fund
--------------------------------------------------------------------------------

Fundamental Objective Long-term capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of a diverse group of companies whose market capitalizations are less than $3 billion. Market capitalization, a common measure of the size of a company, is the market price of a share of the company's stock multiplied by the number of shares that are outstanding. The Fund intends to invest at least 65% of its total assets in equity securities of companies that the Advisor believes have above-average potential for growth in revenues, earnings, or assets. Quantitative analysis is used to identify stocks the Advisor believes have growth potential. Factors considered include, return on assets, price to earnings per share, price to cash flow, and earnings per share growth. The Advisor will consider selling shares if the issuer's market capitalization increases to the point that it is ranked in the top half of all New York Stock Exchange companies.

The Advisor relies on intensive research to identify companies with growth potential. Among small cap companies, the Advisor attempts to capture the performance of potential leaders as they emerge.

The Advisor may consider selling one of the Fund's holdings when a significant deterioration in a company's strategic position or growth prospects is detected, an individual security comprises too large of a position in the portfolio, a company's valuations are no longer attractive, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

The Fund also invests in growth oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 23.09%  18.86%  27.31%  -6.57%  27.34%  -0.89%  -4.62%  -25.37%  39.70%  5.58%
--------------------------------------------------------------------------------
  1995     96      97      98      99      00      01      02       03     04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q4 2001    20.45%
   Worst quarter:                             Q3 1998   -21.32%
   Year to Date Return (1/1/05 to 3/31/05):              -3.71%

--------------------
(1) For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of the Institutional shares of the Kent Small Company Growth Fund, adjusted to reflect the expenses for Advisor shares. On October 29, 2001, the Kent Small Company Growth Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Small Cap Growth Fund.

Fifth Third Small Cap Growth Fund
--------------------------------------------------------------------------------

Average Annual Total Returns (for the periods ended December 31, 2004)(1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Inception Date   Past Year   Past 5 Years   Past 10 Years
-----------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(2)                            11/2/92
-----------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                 2.14%         0.13%          8.35%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(3)                                             -0.46%        -0.85%          6.81%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(3)                      4.68%         0.02%          6.73%
-----------------------------------------------------------------------------------------------------------------------------
Russell 2000(R) Growth Index*                                                         14.31%        -3.57%          7.12%
-----------------------------------------------------------------------------------------------------------------------------

(1) On October 29, 2001, the Kent Small Company Growth Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Small Cap Growth Fund.

(2) For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of the Institutional shares of the Kent Small Company Growth Fund, adjusted to reflect the expenses and sales charges for Advisor shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 2000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

                                                                          Growth
                                                                          Style
Fifth Third Mid Cap Growth Fund
--------------------------------------------------------------------------------

Fundamental Objective Growth of capital. Income is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in common stocks of mid cap companies. Mid cap companies are companies with market capitalizations no larger than 110%, and no smaller than 90%, of the market capitalizations of the companies in the Russell MidCap(R) Index (generally, between $500 million and $10 billion).

The Fund intends to invest in mid sized companies that have the potential for sustainable long-term revenue and earnings growth at a rate faster than the average company and the overall economy. In searching for these companies, the Advisor considers solid balance sheets, high levels of profitability, strong profit margins and high returns on equity. The Advisor looks for companies which operate in niche markets or in fast growing industries. The Advisor also considers companies which have the potential to pay dividends. The Fund generally selects its investments using traditional research techniques, which include projections of earnings and dividend growth and the expected volatility of the markets in which the companies do business.

To achieve its secondary objective of income, the Fund relies on dividend and interest income. The Fund may invest up to 20% of its assets in common stocks of large cap companies, many of which pay dividends, small cap companies, as well as convertible securities which pay interest. At the time of investment, those convertible securities are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

The Advisor relies on intensive research to identify companies with growth potential. Among mid cap stocks, the Advisor looks for companies that are leaders in their industry and offer high growth potential - in addition to strong management and financial flexibility.

The Advisor may consider selling one of the Fund's holdings when a significant deterioration in a company's strategic position or growth prospects is detected, an individual security comprises too large of a position in the portfolio, a company's valuations are no longer attractive, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance. Stocks of medium-sized companies can be more sensitive to long market declines than larger companies, in part because they generally do not have the financial resources that larger companies have.

Stocks that pay regular dividends provide investors some return on their investment, to an extent, supporting a stock's price, even during periods when prices of equity securities are falling. However, dividend paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest profits into research, development, plant and equipment to accommodate expansion.

The Fund also invests in growth oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall.

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  25.71%  17.30%  32.19%  3.09%  16.43%  6.31%  -6.71%  -30.79%  36.94%  7.68%
--------------------------------------------------------------------------------
   1995     96      97     98      99     00      01      02       03     04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q4 1999    23.04%
   Worst quarter:                             Q3 2001   -22.78%
   Year to Date Return (1/1/05 to 3/31/05):              -3.46%

--------------------
(1) For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of Class A shares, adjusted to reflect the expenses and sales charges for Advisor shares.

Fifth Third Mid Cap Growth Fund
--------------------------------------------------------------------------------

Average Annual Total Returns (for the periods ended December 31, 2004)

------------------------------------------------------------------------------------------------------------
                                                Inception Date      Past Year   Past 5 Years   Past 10 Years
------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)         1/1/85
------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                4.18%        -0.43%          8.64%
------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                             4.18%        -1.14%          7.18%
------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and
     Sale of Fund Shares(2)                                           2.72%        -0.55%          6.95%
------------------------------------------------------------------------------------------------------------
Russell MidCap(R) Growth Index*                                      15.48%        -3.36%         11.23%
------------------------------------------------------------------------------------------------------------

(1) For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of Class A shares, adjusted to reflect the expenses and sales charges for Advisor shares.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell MidCap(R) Growth Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000(R) Index with higher price-to-book ratios and higher forecasted growth values.

                                                                          Growth
                                                                          Style
Fifth Third Quality Growth Fund
--------------------------------------------------------------------------------

Fundamental Objective Growth of capital. Income is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 65% of total assets in common stocks of high quality growth companies.

High quality growth companies are companies, in the opinion of the Advisor, that offer excellent prospects for consistent, above-average revenue and earnings growth. To determine whether a company is of high quality, the Advisor generally looks for a strong record of earnings growth, as well as its current ratio of debt to capital and the quality of its management. Most of the companies in which the Fund invests are U.S. companies with a market capitalization greater than $3 billion.

To achieve its secondary objective of income, the Fund may rely on dividend income that it receives from common stocks and interest income it receives from other investments, including convertible securities. The Fund reserves the right to invest up to 35% of total assets in those securities. At the time of investment, those securities are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

The Advisor relies on intensive research to identify companies with growth potential. Among large cap companies, the Advisor seeks dominant companies with superior profitability potential, strong management, financial flexibility and reasonable stock prices based on valuation analyses.

The Advisor may consider selling one of the Fund's holdings when a significant deterioration in a company's strategic position or growth prospects is detected, an individual security comprises too large of a position in the portfolio, a company's valuations are no longer attractive, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Stocks that pay regular dividends provide investors some return of their investment, to an extent, supporting the stock's price, even during periods when the prices of equity securities generally are falling. However, dividend-paying stocks, especially those that pay significant dividends, also tend to appreciate less quickly than stocks of companies in developing industries, which tend to reinvest most profits into research, development, plant and equipment to accommodate expansion.

The Fund also invests in growth oriented stocks, which are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations change or are not met, share prices generally fall. Stocks of smaller companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

31.23%  23.45%  32.29%  29.72%  23.24%  -4.27%  -14.23%  -32.84%  30.84%  -1.41%
--------------------------------------------------------------------------------
 1995     96      97      98      99      00      01       02       03      04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q4 1998    28.07%
   Worst quarter:                             Q2 2002   -19.84%
   Year to Date Return (1/1/05 to 3/31/05):              -5.08%

--------------------
(1) For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of Class A shares, adjusted to reflect the expenses and sales charges for Advisor shares.

Fifth Third Quality Growth Fund
--------------------------------------------------------------------------------

Average Annual Total Returns (for the periods ended December 31, 2004)

------------------------------------------------------------------------------------------------------------
                                                   Inception Date   Past Year   Past 5 Years   Past 10 Years
------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)            1/1/83
------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                               -4.60%        -7.19%          8.96%
------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                            -4.60%        -7.77%          7.79%
------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and
     Sale of Fund Shares(2)                                          -2.99%        -6.00%          7.54%
------------------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index*                                         6.30%        -9.29%          9.59%
------------------------------------------------------------------------------------------------------------
S&P 500 Index(R)**                                                   10.87%        -2.30%         12.07%
------------------------------------------------------------------------------------------------------------

(1) For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of Class A shares, adjusted to reflect the expenses and sales charges for Advisor shares.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 1000(R) Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

** The S&P 500 Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

                                                                           Core
                                                                           Style
Fifth Third Large Cap Core Fund
--------------------------------------------------------------------------------

Fundamental Objective Long-term capital appreciation with current income as a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large cap companies. Large cap companies are defined as U.S. companies with at least $5 billion in market capitalization. The Fund intends to invest in equity securities of companies that the Advisor believes have potential for above-average growth relative to their peers and/or companies selling at attractive valuations. While some stocks may be purchased for their income potential, most stocks will be purchased for their capital appreciation potential.

When selecting equity securities which it believes are selling at attractive valuations, the Advisor considers an issuer's balance sheet, quality of management, and historical earnings per share. The Advisor typically looks for issuers where earnings have already begun to rebound and considers the likelihood that earnings per share will continue to improve. When selecting equity securities which it believes have the potential for above average growth, the Advisor considers an issuer's balance sheet stability, cash flow, quality of management, earnings per share growth, and the issuer's potential to maintain above average earnings relative to its peers.

The Advisor may consider selling one of the Fund's holdings when a significant deterioration in a company's strategic position or growth prospects is detected, an individual security comprises too large of a position in the portfolio, a company's valuations are no longer attractive, a company's stock price jumps significantly without a fundamental justification, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

Significant investment in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preference.

The Fund invests in both value oriented stocks and growth oriented stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages. Growth stocks are those that have a history of above average growth or that are expected to enter periods of above average growth. Growth stocks are sensitive to market movements. The prices of growth stocks tend to reflect future expectations, and when those expectations are not met, share prices generally fall.

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

34.26%  18.61%  23.53%  27.44%  18.20%  -11.71%  -13.24%  -24.15%  25.48%  10.09%
---------------------------------------------------------------------------------
 1995     96      97      98      99      00       01       02       03      04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q4 1998    21.05%
   Worst quarter:                             Q3 2002   -18.25%
   Year to Date Return (1/1/05 to 3/31/05):              -0.46%

---------------------
(1) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005. For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of the Institutional shares of the Kent Growth and Income Fund, adjusted to reflect the expenses for Advisor shares. On October 29, 2001, the Kent Growth and Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Large Cap Core Fund (formerly named Fifth Third Large Cap Value Fund).

Fifth Third Large Cap Core Fund
--------------------------------------------------------------------------------

Average Annual Total Returns (for the periods ended December 31, 2004)(1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Inception Date   Past Year   Past 5 Years   Past 10 Years
-----------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(2)                            11/2/92
-----------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                 6.48%        -4.94%          8.69%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(3)                                              5.90%        -5.60%          6.95%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(3)                      4.96%        -4.28%          6.83%
-----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(R)*                                                                     10.87%        -2.30%         12.07%
-----------------------------------------------------------------------------------------------------------------------------
Russell 1000(R) Index**                                                               11.40%        -1.76%         12.16%
-----------------------------------------------------------------------------------------------------------------------------

(1) On October 29, 2001, the Kent Growth and Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into the Fifth Third Large Cap Core Fund (formerly named Fifth Third Large Cap Value Fund).

(2) The quoted performance of Advisor shares reflect the performance of Institutional shares, adjusted to reflect expenses and sales charges for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005. For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of the Institutional shares of the Kent Growth and Income Fund, adjusted to reflect the expenses and sales charges for Advisor shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing `'Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500 Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

** The Russell 1000(R) Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index.

                                                                           Core
                                                                           Style
Fifth Third Equity Index Fund
--------------------------------------------------------------------------------

Fundamental Objective Long-term capital appreciation with current income as a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests substantially all of its assets in common stock of companies that make up the Standard & Poor's 500 Composite Stock Price Index(R) ("S&P 500")*. The Advisor attempts to track the performance of the S&P 500 to achieve a correlation of
0.95 between the performance of the Fund and that of the S&P 500 without taking into account the Fund's expenses. Several factors may affect the Fund's ability to exactly track the S&P 500's performance, including the timing of purchases and redemptions, changes in securities markets, and in the size of the Fund.

Though the Fund's investment style is essentially passive, the portfolio managers do endeavor to add incremental value by timing the purchase and sale of changes to securities in the index. Specifically, the portfolio manager may buy or sell ahead of or after index changes to take advantage of price volatility and obtain favorable prices. When index changes are not mirrored exactly, additions and deletions within the portfolio index will generally be made within several days so as to maintain a 0.95 correlation to the index.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

Indexing is a strategy whereby the Fund attempts to weight its securities to match those of a broad-based securities index (the S&P 500) in an attempt to approximate the index's performance. Securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities. There is also a risk that the Fund will not accurately track the S&P 500. Should this occur, the Board of Trustees will act as necessary to bring the Fund's accuracy back to 0.95. A correlation of 1.0 would mean that the Fund's NAV (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P 500.

There is the risk that the Fund's investment results may fail to match those of the S&P 500. There is also the risk that if the S&P 500 does not perform well, the investment results of the Fund may not be as favorable as other funds.

* "S&P 500" is a registered service mark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

35.41%  21.64%  31.88%  27.64%  19.93%  -9.71%  -12.67%  -22.65%  27.54%  10.08%
--------------------------------------------------------------------------------
 1995     96      97      98      99      00      01       02       03      04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q4 1998    21.11%
   Worst quarter:                             Q3 2002   -17.45%
   Year to Date Return (1/1/05 to 3/31/05):             -2.28%

--------------------
(1) For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of the Institutional shares of the Kent Index Equity Fund, adjusted to reflect the expenses for Advisor shares. On October 29, 2001, the Kent Index Equity Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Equity Index Fund.

Fifth Third Equity Index Fund
--------------------------------------------------------------------------------

Average Annual Total Returns (for the periods ended December 31, 2004)(1)

---------------------------------------------------------------------------------------------------------
                                                Inception Date   Past Year   Past 5 Years   Past 10 Years
---------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(2)        11/2/92
---------------------------------------------------------------------------------------------------------
   Return Before Taxes                                             6.50%        -3.71%         10.69%
---------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(3)                          6.27%        -4.04%          9.57%
---------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and
     Sale of Fund Shares(3)                                        4.50%        -3.26%          8.80%
---------------------------------------------------------------------------------------------------------
S&P 500 Index(R)*                                                 10.87%        -2.30%         12.07%
---------------------------------------------------------------------------------------------------------

(1) On October 29, 2001, the Kent Index Equity Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Equity Index Fund.

(2) For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of the Institutional shares of the Kent Index Equity Fund, adjusted to reflect the expenses and sales charges for Advisor shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing `'Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500 Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

                                                                           Core
                                                                           Style
Fifth Third Balanced Fund
--------------------------------------------------------------------------------

Fundamental Objective Capital appreciation and income.

Principal Investment Strategies Under normal circumstances, the Fund uses an asset allocation strategy, investing in three primary categories of securities: stocks, bonds and money market instruments. The Fund intends to invest between 50% to 75% of total assets in common stocks, convertible preferred stocks and convertible corporate bonds, 25% to 40% of total assets in U.S. Treasury bills, notes and bonds, securities of U.S. Government agencies and instrumentalities and corporate debt securities, including mortgage-backed securities, and 0% to 25% in money market instruments. By analyzing financial trends and market conditions, the Fund may adjust its allocations from time to time based on the current, relative attractiveness of stocks versus bonds. However, the Fund takes a moderate to long-term view of changing market conditions, and tends to avoid large, sudden shifts in the composition of its portfolio.

The equity position of the Fund tends to be invested in high quality large or mid-sized companies. To determine whether a company is of high quality, the Advisor generally looks for a strong record of earnings growth, and excellent prospects for above average revenue and earnings growth over the next three to five years. The Advisor also considers balance sheet strength and cash flow as well as its current ratio of debt to capital, and the quality of it's management to be key components in evaluating potential investments. While greater emphasis will be placed on larger companies, that is, companies with market capitalizations over $10 billion, the Fund may favor mid-sized companies, that is companies no larger than 110%, and no smaller than 90%, of the market capitalizations of the companies in the Standard & Poor's MidCap 400 Index(R)(1) (generally, between $500 million and $10 billion), when the Advisor believes that market conditions favor securities of mid-sized companies.

The fixed income portion of the Fund tends to be invested in high quality bonds with maturities ranging from overnight to thirty years in length. The Fund will attempt to maintain the average maturity of the bond portion of the Fund from between 5 and 9 years. At the time of investment, the corporate bonds and convertible securities in which the Fund invests are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or in the Baa major rating category or higher by Moody's, or their unrated equivalents. In selecting bond securities, the Advisor considers, among other things, the remaining maturity, the stated interest rate, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

The Advisor may consider selling one of the Fund's holdings when a significant deterioration in a company's strategic position or growth prospects is detected, an individual security comprises too large of a position in the portfolio, a company's valuations are no longer attractive or we have realized our intended profit, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include the risks associated with following an asset allocation strategy, such as the risk that the Fund will not correctly anticipate the relative performance of the different asset classes in which it may invest.

To the extent the Fund invests in stocks and convertible securities, it assumes the risks of equity investing, including sudden and unpredictable drops in value and periods of lackluster performance.

Significant investments in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to changes caused by technology or consumer preferences.

Stocks of mid-sized companies tend to be volatile and more sensitive to long-term market declines than stocks of larger companies, in part because they generally do not have the financial resources that larger companies have.

Through its investment in bonds, the Fund assumes the risks of bond investing, including the tendency of prices to fall as interest rates rise. That risk is greater for bonds with longer maturities. Less significant is the risk that a bond issuer will default on principal or interest payments. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

(1) "Standard & Poor's MidCap 400 Index(R) is a registered service mark of Standard & Poor's, a division of The McGraw-Hill Companies, Inc., which does not sponsor and is in no way affiliated with the Fund.

Fifth Third Balanced Fund
--------------------------------------------------------------------------------

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

26.30%  13.93%  23.75%  17.59%  14.96%  1.88% -8.96%   -16.70%  14.01%  4.39%
-----------------------------------------------------------------------------
 1995     96      97      98      99     00     01       02       03     04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q4 1998    17.70%
   Worst quarter:                             Q3 2001   -14.48%
   Year to Date Return (1/1/05 to 3/31/05):               0.11%

Average Annual Total Returns (for the periods ended December 31, 2004)

---------------------------------------------------------------------------------------------------------
                                                Inception Date   Past Year   Past 5 Years   Past 10 Years
---------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)         1/1/83
---------------------------------------------------------------------------------------------------------
   Return Before Taxes                                             0.99%        -2.41%          7.73%
---------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                          0.78%        -3.32%          6.12%
---------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and
     Sale of Fund Shares(2)                                        0.85%        -2.35%          6.01%
---------------------------------------------------------------------------------------------------------
S&P 500 Index(R)*                                                 10.87%        -2.30%         12.07%
---------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(R)**                          4.34%         7.71%          7.22%
---------------------------------------------------------------------------------------------------------

(1) For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of Class A shares, adjusted to reflect the expenses and sales charges for Advisor shares.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The S&P 500 Index(R) is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange.

** The Lehman Brothers Aggregate Bond Index(R) is an unmanaged total return index measuring both capital price changes and income index provided by the underlying universe of securities and is generally representative of the performance of the bond market as a whole.

                                                                           Value
                                                                           Style
Fifth Third Micro Cap Value Fund
--------------------------------------------------------------------------------

Fundamental Objective Capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of micro cap companies. Micro cap companies are those companies whose equity securities have a total market value under $750,000,000. While the Advisor may purchase companies with a total market value of up to $750,000,000, it will attempt to focus its purchases on companies with a total market value of under $300,000,000. Equity securities consist of common stock and securities convertible into common stock.

The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings, and cash flow will generally be considered attractive investments. Additionally, the Advisor will give secondary consideration to insider transactions (e.g., purchases of a company's shares by its officers and/or major shareholders) and the growth of earnings. The Advisor will seek to identify companies that possess potential catalysts for positive development, such as new products, management restructuring, or changes in the business environment, which in turn may improve a company's financial condition. The Advisor also will utilize a strict sell discipline and will consider selling a security when it becomes fairly valued or less attractive, based on the same fundamental factors it uses to evaluate securities to purchase.

The Advisor has a disciplined approach to the value style. This approach often involves using quantitative screens to produce a list of stocks that have certain value characteristics, performing a normalized return analysis to set target buy and sell prices, and identifying positive catalysts related to specific companies that could help boost earnings growth or stock price (including new products, management restructuring, and more).

The Advisor may consider selling one of the Fund's holdings when deterioration in a company's strategic position or growth prospects is detected, an individual security comprises too large of a position in the portfolio, a company's valuations are no longer attractive, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market and financial conditions. The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

The Fund also invests in value oriented stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well other kinds of investments or market averages.

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 21.08%  -1.21%  22.22%  -0.09%  68.76%  22.86%
-----------------------------------------------
  1999     00      01      02      03      04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q2 2003    31.22%
   Worst quarter:                             Q3 2002   -20.79%
   Year to Date Return (1/1/05 to 3/31/05):              -3.87%

--------------------
(1) For the period prior to August 13, 2001, the quoted performance of Advisor shares reflects the performance of the Investor shares of the Fifth Third/Maxus Aggressive Value Fund. On August 13, 2001, the Fifth Third/Maxus Aggressive Value Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into Fifth Third Micro Cap Value Fund.

Fifth Third Micro Cap Value Fund
--------------------------------------------------------------------------------

Average Annual Total Returns (for the periods ended December 31, 2004)(1)

-----------------------------------------------------------------------------------------------------------
                                                Inception Date   Past Year   Past 5 Years   Since Inception
-----------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(2)         2/1/98
-----------------------------------------------------------------------------------------------------------
   Return Before Taxes                                            18.83%        19.28%          16.26%
-----------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(3)                         17.35%        17.83%          15.01%
-----------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and
     Sale of Fund Shares(3)                                       13.36%        16.22%          13.75%
-----------------------------------------------------------------------------------------------------------
                                                                                             (Since 2/1/98)
Russell 2000(R) Value Index*                                      22.25%        17.23%          15.17%
-----------------------------------------------------------------------------------------------------------

(1) On August 13, 2001, the Fifth Third/Maxus Aggressive Value Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into Fifth Third Micro Cap Value Fund.

(2) For the period prior to August 13, 2001, the quoted performance of Advisor shares reflects the performance of the Investor shares of the Fifth Third/Maxus Aggressive Value Fund, adjusted to reflect the sales charges for Advisor shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 2000(R) Value Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as ranked by market capitalization with lower price-to-book ratios and lower forecasted growth values.

                                                                           Value
                                                                           Style
Fifth Third Small Cap Value Fund
--------------------------------------------------------------------------------

Fundamental Objective Long-term capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of small cap companies.

Small cap companies are those companies whose market capitalizations are less than $3 billion at the time of purchase. Equity securities consist of common stock and securities convertible into common stock. The Fund's investments in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

The Fund emphasizes a "value" style of investing. In buying securities for the portfolio, the Advisor attempts to identify stocks of companies that are priced at the lower end of their historical valuation ranges. The Advisor utilizes fundamental research and a disciplined valuation process along with historical returns, margins, and balance sheet and growth data to evaluate prospective investments. In addition, an effort is made to uncover the causes of the perceived undervaluation by looking at factors such as management conditions, profit margins, cost pressures, competitive deficiencies, market perceptions or disappointments in growth. Company business prospects are then evaluated in an attempt to isolate stocks believed to be undervalued with potential for price appreciation. The Fund also seeks stocks of companies which have or are undergoing a major fundamental change that is likely to generate greater market interest in the company and the stock.

Fifth Third Asset Management typically looks for companies that are significantly undervalued based on normalized return analysis. For instance, target companies may be experiencing a temporary downturn in earnings but have a strong sales potential or may have substantial price appreciation potential. The Advisor believes that, in the small cap realm, stock pricing inefficiencies may occur because of investor neglect or emotionally driven buy/sell decisions. Disciplined valuation techniques may reward patient investors as these companies are "rediscovered" by the investing public. Because small cap stocks may embody risks not associated with larger companies, the Advisor seeks to reduce that risk by diversifying investments across multiple sectors and by looking for companies with strong balance sheets. Fifth Third looks to reduce or eliminate holdings when growth prospects are diminished, company management are relatively heavy sellers, or price appreciation has resulted in a fairly valued or even overvalued stock.

Principal Investment Risks The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value and the potential for extended periods of lackluster performance.

The smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above average risk.

The Fund also invests in value oriented stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well other kinds of investments or market averages.

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                     11.19%
                                   -----------
                                      2004

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q4 2004     7.75%
   Worst quarter:                             Q3 2004    -2.78%
   Year to Date Return (1/1/05 to 3/31/05):               3.57%

Fifth Third Small Cap Value Fund
--------------------------------------------------------------------------------

Average Annual Total Returns (for the periods ended December 31, 2004)

----------------------------------------------------------------------------------------------------------------
                                                                    Inception Date   Past Year   Since Inception
----------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)                                4/1/03
----------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                 7.59%         25.32%
----------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(1)                                              5.27%         22.64%
----------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(1)                      5.49%         20.35%
----------------------------------------------------------------------------------------------------------------
                                                                                                 (Since 4/1/03)
Russell 2000(R) Value Index*                                                          22.25%         43.47%
----------------------------------------------------------------------------------------------------------------

(1) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 2000(R) Value Index is an unmanaged index of the smallest 2,000 companies in the Russell 3000(R) Index, as marked by market capitalization with lower price-to-book ratios and lower forecasted growth values.

                                                                           Value
                                                                           Style
Fifth Third Multi Cap Value Fund
--------------------------------------------------------------------------------

Fundamental Objective High level of total return (using a combination of capital appreciation and income).

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of companies of all capitalizations. Equity securities of multi cap companies consist of common stock and securities convertible into common stock of companies with market capitalizations of any size. The Fund emphasizes a "value" style of investing. In deciding which securities to buy and which to sell, the Advisor will give primary consideration to fundamental factors. For example, securities having relatively low ratios of share price to book value, net asset value, earnings and cash flow will generally be considered attractive investments. Additionally, the Advisor will give secondary consideration to insider transactions and the growth of earnings.

The Advisor has a disciplined approach to the value style. This approach often involves using quantitative screens to produce a list of stocks that have certain value characteristics, performing a normalized return analysis to set target buy and sell prices, and identifying positive catalysts related to specific companies that could help boost earnings growth or stock price (including new products, management restructuring, and more).

The Advisor may consider selling one of the Fund's holdings when deterioration in a company's strategic position or growth prospects is detected, an individual security comprises too large of a position in the portfolio, a company's valuations are no longer attractive, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include the risks of investing in equity securities. The prices of equity securities fluctuate based on changes in a company's activities and financial condition and in overall market conditions. While the Fund invests in both smaller and larger companies, the smaller companies in which the Fund invests are especially sensitive to these factors and therefore may be subject to greater share price fluctuations than other companies. Also, securities of these smaller companies are often less liquid, thus possibly limiting the ability of the Fund to dispose of such securities when the Advisor deems it desirable to do so. As a result of these factors, securities of these smaller companies may expose shareholders of the Fund to above-average risk.

The Fund also invests in value oriented stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well other kinds of investments or market averages.

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

    [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 22.48%  19.08%  28.20%  -8.74%  12.95%  23.33%  7.47%  -16.24%  39.97%  14.78%
--------------------------------------------------------------------------------
  1995     96      97      98      99      00     01      02       03      04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q2 2003    23.03%
   Worst quarter:                             Q3 1998   -21.07%
   Year to Date Return (1/1/05 to 3/31/05):              -0.46%

----------
(1) For the period prior to August 13, 2001, the quoted performance of Advisor shares reflects the performance of the Investor shares of the Fifth Third/Maxus Equity Fund. On August 13, 2001, the Fifth Third/Maxus Equity Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into Fifth Third Multi Cap Value Fund.

Fifth Third Multi Cap Value Fund
--------------------------------------------------------------------------------

Average Annual Total Returns (for the periods ended December 31, 2004)(1)

---------------------------------------------------------------------------------------------------------
                                                Inception Date   Past Year   Past 5 Years   Past 10 Years
---------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(2)        9/30/89
---------------------------------------------------------------------------------------------------------
   Return Before Taxes                                            11.04%        11.51%         12.75%
---------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(3)                         10.10%        10.35%         10.85%
---------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and
     Sale of Fund Shares(3)                                        8.33%         9.54%         10.21%
---------------------------------------------------------------------------------------------------------
Russell 3000(R) Value Index*                                      16.94%         6.10%         13.84%
---------------------------------------------------------------------------------------------------------
Russell MidCap(R) Value Index**                                   23.71%        13.48%         15.72%
---------------------------------------------------------------------------------------------------------

(1) On August 13, 2001, the Fifth Third/Maxus Equity Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into Fifth Third Multi Cap Value Fund.

(2) For the period prior to August 13, 2001, the quoted performance of Advisor shares reflects the performance of the Investor shares of the Fifth Third/Maxus Equity Fund, adjusted to reflect the sales charges for Advisor shares.

(3) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 3000(R) Value Index is an unmanaged index that measures the performance of those Russell 3000(R) Index companies with lower price-to-book ratios and lower forecasted growth values.

** The Russell MidCap(R) Value Index measures the performance of those securities found in the Russell universe with lower price-to-book ratios and lower forecasted growth values. These stocks are also members of the Russell 1000(R) Value Index.

                                                                           Value
                                                                           Style
Fifth Third Disciplined Large Cap Value Fund
--------------------------------------------------------------------------------

Fundamental Objective Long-term capital appreciation with current income as a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of large capitalization companies. Large capitalization companies are currently defined as companies with at least $5 billion in market capitalization. The Fund intends to invest primarily in stocks of companies with one or more of the following characteristics: low ratio of price to earnings, cash flow, sales or book value above average dividend yield, as well as companies which the Advisor believes are undervalued relative to their prospects for future earnings or to their asset values. In selecting equity securities, the Advisor will consider an issuing company's balance sheet and interest coverage. Most stocks will be purchased for a combination of current income and capital appreciation. The Fund expects to earn current income mainly from stock dividends which may be supplemented by interest on convertible bonds and dividends on preferred stock.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as government and corporate bonds, which at the time of investment, are rated investment grade, that is, in the BBB major rating category or higher by Standard & Poor's or the Baa major rating category or higher by Moody's, or their unrated equivalents.

The Advisor has a disciplined approach to the value style. This approach often involves using quantitative screens to produce a list of stocks that have certain value characteristics, performing a normalized return analysis to set target buy and sell prices, and identifying positive catalysts related to specific companies that could help boost earnings growth or stock price (including rising earnings expectations, divesting a business, new management, new products, restructuring, and more).

The Advisor may consider selling one of the Fund's holdings when deterioration in a company's strategic position or growth prospects is detected, an individual security comprises too large of a position in the portfolio, a company's valuations are no longer attractive, or a better opportunity arises. The Advisor also attempts to control risk in the portfolio by monitoring sector weights, as compared to the benchmark index for the Fund.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include the risks of investing in equities and in debt. The risks of investing in equity securities include the risk of sudden and unpredictable drops in value or periods of lackluster performance. The risks of investing in debt securities include the tendency of bond prices to fall as interest rates rise.

The Fund also invests in value oriented stocks. Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. The Fund may expose shareholders to the risk of underperformance during periods when value stocks do not perform as well other kinds of investments or market averages.

Significant investment in large companies also creates various risks for the Fund. For instance, larger, more established companies tend to operate in mature markets, which often are very competitive. Larger companies also do not tend to respond quickly to competitive challenges, especially to challenges caused by technology and consumer preferences.

The tendency of bond prices to fall when interest rates rise becomes more significant as the average maturity of the Fund's bond portfolio increases. Investments in bonds subject the Fund to the risk that an issuer could default on principal or interest payments. Prices of convertible securities, which include bonds and preferred stocks, may be affected by the prices of the underlying security, which generally is common stock.

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

    [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

30.40%  16.54%  37.81%  17.53%  -5.11%  12.08%  -12.08%  -14.22%  33.55%  13.12%
--------------------------------------------------------------------------------
 1995     96      97      98      99      00       01       02      03      04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q2 2003    18.85%
   Worst quarter:                             Q3 2002   -13.99%
   Year to Date Return (1/1/05 to 3/31/05):               0.27%

(1) The quoted performance of Advisor shares reflects the performance of Class A shares, adjusted to reflect expenses for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005. The quoted performance of the Disciplined Large Cap Value Fund includes performance of certain collectively managed predecessor accounts advised by Fifth Third Bank, prior to the Disciplined Large Cap Value Fund's commencement of operations on January 27, 1997, as adjusted to reflect the expenses and sales charges associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund and reinvestment of all dividends and capital-gains distributions.

Fifth Third Disciplined Large Cap Value Fund
--------------------------------------------------------------------------------

Average Annual Total Returns (for the periods ended December 31, 2004)

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Inception Date   Past Year   Past 5 Years   Past 10 Years
-----------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)                             1/1/83
-----------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                 9.44%        4.15%          11.09%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                              8.82%        3.34%            N/A
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(2)                      6.87%        3.23%            N/A
-----------------------------------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index*                                                          16.49%        5.27%          13.82%
-----------------------------------------------------------------------------------------------------------------------------

(1) The quoted performance of Advisor shares reflects the performance of Class A shares, adjusted to reflect expenses and sales charges for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005. The quoted performance of the Disciplined Large Cap Value Fund includes performance of certain collectively managed predecessor accounts advised by Fifth Third Bank, prior to the Disciplined Large Cap Value Fund's commencement of operations on January 27, 1997, as adjusted to reflect the expenses and sales charges associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance shown after tax reflects only the performance dating back to the commencement of operation of the Fund and does not include the performance of these collectively managed accounts prior to that date.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Russell 1000(R) Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                                        Asset
                                                                      Allocation
Fifth Third LifeModel Aggressive Fund(SM)                              Strategy
--------------------------------------------------------------------------------

Fundamental Objective The Fund seeks long-term capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity securities.

Principal Investment Strategies The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional shares. Because this is an aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with a heavy emphasis on stocks:

      o From 80% to 100% of the Fund's total assets will be invested in Fifth Third equity funds.

      o Up to 20% of the Fund's total assets will be invested in Fifth Third bond funds.

      o Up to 10% of the Fund's total assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                                   Percentage of
Fund Name                                                          Fund Holdings
Small Cap Growth Fund ..................................................   0-50%
Mid Cap Growth Fund ....................................................   0-50%
Quality Growth Fund ....................................................   0-50%
Large Cap Core Fund ....................................................   0-50%
Small Cap Value Fund ...................................................   0-50%
Multi Cap Value Fund ...................................................   0-50%
Disciplined Large Cap Value Fund .......................................   0-50%
International Equity Fund ..............................................   0-25%
Bond Fund ..............................................................   0-20%
Intermediate Bond Fund .................................................   0-20%
Short Term Bond Fund ...................................................   0-20%
Institutional Money Market Fund ........................................   0-10%
U.S. Treasury Money Market Fund ........................................   0-10%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Each LifeModel Fund(SM) has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

LifeModel(SM) Aggressive Fund
Small Cap Growth Index(1) ..............................................    6.0%
Small Cap Value Index(2) ...............................................    6.0%
International Index(3) .................................................    8.0%
Mid Cap Growth Index(4) ................................................   10.0%
Mid Cap Value Index(5) .................................................   10.0%
Large Cap Growth Index(6) ..............................................   18.0%
Large Cap Value Index(7) ...............................................   18.0%
Large Cap Core Index(8) ................................................   14.0%
Intermediate Bond Index(9) .............................................   10.0%

The Advisor actively manages the underlying fund allocations in the portfolio based on current market and economic conditions. Changes in these conditions may lead to adjustments in the portfolio's fund weightings.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

Principal Investment Risks The principal risks of investing in the Fund are as follows:

Investments in Mutual Funds. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Aggressive Fund(SM) will be affected.

Fifth Third LifeModel Aggressive Fund(SM)
--------------------------------------------------------------------------------

Bond Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Aggressive Fund(SM) will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory, and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Volatility and Performance Information. The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

    [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                  33.41%   8.07%
                                 ----------------
                                   2003     04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q2 2003    17.45%
   Worst quarter:                             Q1 2003    -4.73%
   Year to Date Return (1/1/05 to 3/31/05):              -1.92%

(1) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005.

Fifth Third LifeModel Aggressive Fund(SM)
--------------------------------------------------------------------------------

Average Annual Total Returns (for the periods ended December 31, 2004)

----------------------------------------------------------------------------------------------------------------
                                                                    Inception Date   Past Year   Since Inception
----------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)                             8/1/02
----------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                 4.55%         13.68%
----------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                              4.23%         13.15%
----------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(2)                      3.18%         11.52%
----------------------------------------------------------------------------------------------------------------
                                                                                                 (Since 8/1/02)
Wilshire 5000 Index*                                                                  12.62%         16.51%
----------------------------------------------------------------------------------------------------------------
                                                                                                 (Since 8/1/02)
Lehman Brothers Intermediate Government/Credit Bond Index(R)**                         3.04%          5.15%
----------------------------------------------------------------------------------------------------------------
                                                                                                 (Since 8/1/02)
LifeModel Aggressive Target Neutral Style Class Index Blend                           13.65%         17.39%
----------------------------------------------------------------------------------------------------------------
                                                                                                 (Since 8/1/02)
LifeModel Aggressive Target Neutral Asset Class Index Blend***                        11.67%         15.44%
----------------------------------------------------------------------------------------------------------------

(1) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses and sales charges for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.

** The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

*** LifeModel Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Wilshire 5000 Index(10) (90%) and Lehman Brothers Intermediate Government/Credit Bond Index(11) (10%). The LifeModel Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

Index Information
--------------------------------------------------------------------------------

  1 The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

 2 The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

 3 The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

 4 The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

 5 The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

 6 The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 7 The Large Cap Value Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and forecasted growth values.

 8 The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

 9    The Intermediate Bond Index represents the Lehman Brothers
      Government/Credit Intermediate Index. The Lehman Brothers
      Government/Credit Intermediate Index is composed of 5,000 publicly-issued corporate and U.S. Government debt issues rated Baa or better, with at least on year to maturity and at least $150 million par outstanding.

 10 The Wilshire 5000 Index measures the performance of all U.S. head-quartered equity securities with readily available price data.

 11 The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                        Asset
                                                                      Allocation
Fifth Third LifeModel Moderately Aggressive Fund(SM)                   Strategy
--------------------------------------------------------------------------------

Fundamental Objective The Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity securities.

Principal Investment Strategies The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional shares. Because this is a moderately aggressive allocation fund, the majority of the Fund's assets will be invested in Fifth Third equity funds, although a portion of its assets will be invested in Fifth Third bond funds and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with an emphasis on stocks:

      o From 60% to 80% of the Fund's total assets will be invested in Fifth Third equity funds.

      o From 20% to 40% of the Fund's total assets will be invested in Fifth Third bond funds.

      o Up to 10% of the Fund's total assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                                   Percentage of
Fund Name                                                          Fund Holdings
Small Cap Growth Fund ..................................................   0-40%
Mid Cap Growth Fund ....................................................   0-40%
Quality Growth Fund ....................................................   0-40%
Large Cap Core Fund ....................................................   0-40%
Small Cap Value Fund ...................................................   0-40%
Multi Cap Value Fund ...................................................   0-40%
Disciplined Large Cap Value Fund .......................................   0-40%
International Equity Fund ..............................................   0-20%
Bond Fund ..............................................................   0-30%
Intermediate Bond Fund .................................................   0-30%
Short Term Bond Fund ...................................................   0-30%
Institutional Money Market Fund ........................................   0-10%
U.S. Treasury Money Market Fund ........................................   0-10%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Each LifeModel Fund(SM) has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

LifeModel(SM) Moderately Aggressive Fund
Small Cap Growth Index(1) ..............................................    4.7%
Small Cap Value Index(2) ...............................................    4.7%
International Index(3) .................................................    6.2%
Mid Cap Growth Index(4) ................................................    7.8%
Mid Cap Value Index(5) .................................................    7.8%
Large Cap Growth Index(6) ..............................................   14.0%
Large Cap Value Index(7) ...............................................   14.0%
Large Cap Core Index(8) ................................................   10.8%
Bond Index(9) ..........................................................    5.0%
Intermediate Bond Index(10) ............................................   15.0%
Short Term Bond Index(11) ..............................................   10.0%

The Advisor actively manages the underlying fund allocations in the portfolio based on current market and economic conditions. Changes in these conditions may lead to adjustments in the portfolio's fund weightings.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

Principal Investment Risks The principal risks of investing in the Fund are as follows:

Investments in Mutual Funds. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderately Aggressive Fund(SM) will be affected.

Fifth Third LifeModel Moderately Aggressive Fund(SM)
--------------------------------------------------------------------------------

Bond Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderately Aggressive Fund(SM) will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Emerging Markets. The risks associated with foreign securities are magnified in countries in "emerging markets." These countries may have relatively unstable governments and less established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries.

Volatility and Performance Information. The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

    [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                 26.92%   6.78%
                                ----------------
                                  2003      04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q2 2003    13.79%
   Worst quarter:                             Q1 2003    -2.84%
   Year to Date Return (1/1/05 to 3/31/05):              -1.64%

(1) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005.

Fifth Third LifeModel Moderately Aggressive Fund(SM)
--------------------------------------------------------------------------------

Average Annual Total Returns (for the periods ended December 31, 2004)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                Inception Date   Past Year   Since Inception
-----------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)                                         8/1/02
-----------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                             3.30%         13.08%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                                          2.80%         12.43%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(2)                                  2.35%         10.92%
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             (Since 8/1/02)
Wilshire 5000 Index*                                                                              12.62%         16.51%
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             (Since 8/1/02)
Lehman Brothers Intermediate Government/Credit Bond Index(R)**                                     3.04%          5.15%
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             (Since 8/1/02)
LifeModel Moderately Aggressive Target Neutral Style Class Index Blend                            11.14%         14.55%
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                             (Since 8/1/02)
LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend***                          9.75%         13.26%
-----------------------------------------------------------------------------------------------------------------------------

(1) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses and sales charges for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.

** The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

*** LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Wilshire 5000 Index(12) (70%) and Lehman Brothers Intermediate Government/Credit Bond Index(13) (30%). The LifeModel Moderately Aggressive Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

Index Information
--------------------------------------------------------------------------------

 1 The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

 2 The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

 3 The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

 4 The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

 5 The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

 6 The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 7 The Large Cap Value Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and forecasted growth values.

 8 The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

 9 The Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

 10   The Intermediate Bond Index represents the Lehman Brothers
      Government/Credit Intermediate Index. The Lehman Brothers
      Government/Credit Intermediate Index is composed of 5,000 publicly-issued corporate and U.S. Government debt issues rated Baa or better, with at least on year to maturity and at least $150 million par outstanding.

 11 The Short Term Bond Index represents the Merrill Lynch 1-3 year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

 12 The Wilshire 5000 Index measures the performance of all U.S. head-quartered equity securities with readily available price data.

 13 The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                        Asset
                                                                      Allocation
Fifth Third LifeModel Moderate Fund(SM)                                 Style
--------------------------------------------------------------------------------

Fundamental Objective The Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of Fifth Third Funds which invest primarily in equity and fixed income securities.

Principal Investment Strategies The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional shares. Because this is a moderate growth allocation fund, approximately half of the Fund's assets will be invested in Fifth Third equity funds and approximately half will be invested in Fifth Third bond funds, although a portion of the Fund's assets will be invested in Fifth Third money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in growth and value stocks, foreign securities, debt securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds:

      o From 40% to 60% of the Fund's total assets will be invested in Fifth Third equity funds.

      o From 40% to 60% of the Fund's total assets will be invested in Fifth Third bond funds.

      o Up to 15% of the Fund's total assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                                   Percentage of
Fund Name                                                          Fund Holdings
Small Cap Growth Fund ..................................................   0-30%
Mid Cap Growth Fund ....................................................   0-30%
Quality Growth Fund ....................................................   0-30%
Large Cap Core Fund ....................................................   0-30%
Small Cap Value Fund ...................................................   0-30%
Multi Cap Value Fund ...................................................   0-30%
Disciplined Large Cap Value Fund .......................................   0-30%
International Equity Fund ..............................................   0-15%
Bond Fund ..............................................................   0-40%
Intermediate Bond Fund .................................................   0-40%
Short Term Bond Fund ...................................................   0-40%
Institutional Money Market Fund ........................................   0-15%
U.S. Treasury Money Market Fund ........................................   0-15%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Each LifeModel Fund(SM) has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

LifeModel(SM) Moderate Fund
Small Cap Growth Index(1) ..............................................    3.3%
Small Cap Value Index(2) ...............................................    3.3%
International Index(3) .................................................    4.4%
Mid Cap Growth Index(4) ................................................    5.6%
Mid Cap Value Index(5) .................................................    5.6%
Large Cap Growth Index(6) ..............................................   10.0%
Large Cap Value Index(7) ...............................................   10.0%
Large Cap Core Index(8) ................................................    7.8%
Bond Index(9) ..........................................................   10.0%
Intermediate Bond Index(10) ............................................   25.0%
Short Term Bond Index(11) ..............................................   15.0%

The Advisor actively manages the underlying fund allocations in the portfolio based on current market and economic conditions. Changes in these conditions may lead to adjustments in the portfolio's fund weightings.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

Principal Investment Risks The principal risks of investing in the Fund are as follows:

Investments in Mutual Funds. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderate Fund(SM) will be affected.

Fifth Third LifeModel Moderate Fund(SM)
--------------------------------------------------------------------------------

Bond Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderate Fund(SM) will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Volatility and Performance Information. The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                 20.05%     5.76%
                                 ----------------
                                  2003       04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                     Q2 2003           10.48%
   Worst quarter:                    Q1 2003           -1.71%
   Year to Date Return (1/1/05 to 3/31/05):            -1.33%

(1) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005.

Fifth Third LifeModel Moderate Fund(SM)
--------------------------------------------------------------------------------

Average Annual Total Returns (for the periods ended December 31, 2004)

-------------------------------------------------------------------------------------------------------------
                                                                 Inception Date   Past Year   Since Inception
-------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)                          8/1/02
-------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                               2.36%         9.01%
-------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                            1.76%         8.24%
-------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(2)                    1.64%         7.29%
-------------------------------------------------------------------------------------------------------------
                                                                                               (Since 8/1/02)
Wilshire 5000 Index*                                                                12.62%         16.51%
-------------------------------------------------------------------------------------------------------------
                                                                                               (Since 8/1/02)
Lehman Brothers Intermediate Government/Credit Bond Index(R)**                       3.04%         5.15%
-------------------------------------------------------------------------------------------------------------
                                                                                               (Since 8/1/02)
LifeModel Moderate Target Neutral Style Class Index Blend                            8.74%         11.78%
-------------------------------------------------------------------------------------------------------------
                                                                                               (Since 8/1/02)
LifeModel Moderate Target Neutral Asset Class Index Blend***                         7.83%         11.01%
-------------------------------------------------------------------------------------------------------------

(1) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses and sales charges for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.

** The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

*** LifeModel Moderate Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Wilshire 5000 Index(12) (50%) and Lehman Brothers Intermediate Government/Credit Bond Index(13) (50%). The LifeModel Moderate Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

Index Information
--------------------------------------------------------------------------------
 1 The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

 2 The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

 3 The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

 4 The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

 5 The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

 6 The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 7 The Large Cap Value Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and forecasted growth values.

 8 The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

 9 The Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

 10   The Intermediate Bond Index represents the Lehman Brothers
      Government/Credit Intermediate Index. The Lehman Brothers
      Government/Credit Intermediate Index is composed of 5,000 publicly-issued corporate and U.S. Government debt issues rated Baa or better, with at least on year to maturity and at least $150 million par outstanding.

 11 The Short Term Bond Index represents the Merrill Lynch 1-3 year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

 12 The Wilshire 5000 Index measures the performance of all U.S. head-quartered equity securities with readily available price data.

 13 The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                        Asset
                                                                      Allocation
Fifth Third LifeModel Moderately Conservative Fund(SM)                 Strategy
--------------------------------------------------------------------------------

Fundamental Objective The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in fixed income and equity securities.

Principal Investment Strategies The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional shares. Because this is a moderately conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond and equity funds, although a portion of its assets will be invested in Fifth Third money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with an emphasis on bonds:

      o From 50% to 70% of the Fund's total assets will be invested in Fifth Third bond funds.

      o From 30% to 50% of the Fund's total assets will be invested in Fifth Third equity funds.

      o Up to 20% of the Fund's total assets will be invested in Fifth Third money market funds.

The Fund invests its assets in the underlying mutual funds within the following ranges:

                                                                   Percentage of
Fund Name                                                          Fund Holdings
Small Cap Growth Fund ..................................................   0-25%
Mid Cap Growth Fund ....................................................   0-25%
Quality Growth Fund ....................................................   0-25%
Large Cap Core Fund ....................................................   0-25%
Small Cap Value Fund ...................................................   0-25%
Multi Cap Value Fund ...................................................   0-25%
Disciplined Large Cap Value Fund .......................................   0-25%
International Equity Fund ..............................................   0-10%
Bond Fund ..............................................................   0-50%
Intermediate Bond Fund .................................................   0-50%
Short Term Bond Fund ...................................................   0-50%
Institutional Money Market Fund ........................................   0-20%
U.S. Treasury Money Market Fund ........................................   0-20%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Each LifeModel Fund(SM) has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

LifeModel(SM) Moderately Conservative Fund
Small Cap Growth Index(1) ..............................................    2.7%
Small Cap Value Index(2) ...............................................    2.7%
International Index(3) .................................................    3.6%
Mid Cap Growth Index(4) ................................................    4.4%
Mid Cap Value Index(5) .................................................    4.4%
Large Cap Growth Index(6) ..............................................    8.0%
Large Cap Value Index(7) ...............................................    8.0%
Large Cap Core Index(8) ................................................    6.2%
Bond Index(9) ..........................................................   10.0%
Intermediate Bond Index(10) ............................................   35.0%
Short Term Bond Index(11) ..............................................   15.0%

The Advisor actively manages the underlying fund allocations in the portfolio based on current market and economic conditions. Changes in these conditions may lead to adjustments in the portfolio's fund weightings.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

Principal Investment Risks The principal risks of investing in the Fund are as follows:

Investments in Mutual Funds. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risk," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Moderately Conservative Fund(SM) will be affected.

Fifth Third LifeModel Moderately Conservative Fund(SM)
--------------------------------------------------------------------------------

Bond Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Moderately Conservative Fund(SM) will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Volatility and Performance Information. The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                 16.64%     4.76%
                                 ----------------
                                  2003       04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                    Q2 2003               8.82%
   Worst quarter:                   Q1 2003              -1.27%
   Year to Date Return (1/1/05 to 3/31/05):              -1.20%

(1) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005.

Fifth Third LifeModel Moderately Conservative Fund(SM)

Average Annual Total Returns (for the periods ended December 31, 2004)

---------------------------------------------------------------------------------------------------------------------------
                                                                               Inception Date   Past Year   Since Inception
---------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)                                        8/1/02
---------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                             1.39%         6.88%
---------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                                          0.53%         5.80%
---------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(2)                                  1.09%         5.28%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             (Since 8/1/02)
Wilshire 5000 Index*                                                                              12.62%         16.51%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             (Since 8/1/02)
Lehman Brothers Intermediate Government/Credit Bond Index(R)**                                     3.04%         5.15%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             (Since 8/1/02)
LifeModel Moderately Conservative Target Neutral Style Class Index Blend                           7.56%         10.43%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             (Since 8/1/02)
LifeModel Moderately Conservative Target Neutral Asset Class Index Blend***                        6.87%         9.87%
---------------------------------------------------------------------------------------------------------------------------

(1) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses and sales charges for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.

** The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

*** LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Wilshire 5000 Index(12) (40%) and Lehman Brothers Intermediate Government/Credit Bond Index(13) (60%). The LifeModel Moderately Conservative Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

Index Information
--------------------------------------------------------------------------------

 1 The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

 2 The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

 3 The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

 4 The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

 5 The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

 6 The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 7 The Large Cap Value Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and forecasted growth values.

 8 The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

 9 The Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

 10   The Intermediate Bond Index represents the Lehman Brothers
      Government/Credit Intermediate Index. The Lehman Brothers
      Government/Credit Intermediate Index is composed of 5,000 publicly-issued corporate and U.S. Government debt issues rated Baa or better, with at least on year to maturity and at least $150 million par outstanding.

 11 The Short Term Bond Index represents the Merrill Lynch 1-3 year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

 12 The Wilshire 5000 Index measures the performance of all U.S. head-quartered equity securities with readily available price data.

 13 The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                        Asset
                                                                      Allocation
Fifth Third LifeModel Conservative Fund(SM)                            Strategy
--------------------------------------------------------------------------------

Fundamental Objective The Fund seeks income and capital appreciation by investing primarily in a diversified group of Fifth Third Funds which invest primarily in fixed income and equity securities.

Principal Investment Strategies The Fund is a "fund of funds." The Fund's investment strategy is to invest in a diversified group of Fifth Third Funds Institutional shares. Because this is a conservative allocation fund, the majority of the Fund's assets will be invested in Fifth Third bond funds, although a portion of its assets will be invested in Fifth Third equity and money market funds. The Fund's investment return is diversified by its investment in the underlying mutual funds which invest in debt securities, growth and value stocks, foreign securities, and cash or cash equivalents.

Under normal circumstances, the Fund is diversified between stocks and bonds, with a heavy emphasis on bonds:

      o From 70% to 90% of the Fund's total assets will be invested in Fifth Third bond funds.

      o From 10% to 30% of the Fund's total assets will be invested in Fifth Third equity funds.

      o Up to 20% of the Fund's total assets will be invested in Fifth Third money market funds.

The Fund invests its asset in the underlying mutual funds within the following ranges:

                                                                   Percentage of
Fund Name                                                          Fund Holdings
Small Cap Growth Fund ..................................................   0-15%
Mid Cap Growth Fund ....................................................   0-15%
Quality Growth Fund ....................................................   0-15%
Large Cap Core Fund ....................................................   0-15%
Small Cap Value Fund ...................................................   0-15%
Multi Cap Value Fund ...................................................   0-15%
Disciplined Large Cap Value Fund .......................................   0-15%
International Equity Fund ..............................................    0-5%
Bond Fund ..............................................................   0-60%
Intermediate Bond Fund .................................................   0-60%
Short Term Bond Fund ...................................................   0-60%
Institutional Money Market Fund ........................................   0-20%
U.S. Treasury Money Market Fund ........................................   0-20%

The Advisor actively manages the allocations in the portfolio based on current market and economic conditions. Changes in these conditions often lead to adjustments in the portfolio's fund weightings.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Each LifeModel Fund(SM) has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. The target neutral style class index blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

LifeModel(SM) Conservative Fund
Small Cap Growth Index(1) ..............................................    1.3%
Small Cap Value Index(2) ...............................................    1.3%
International Index(3) .................................................    1.9%
Mid Cap Growth Index(4) ................................................    2.2%
Mid Cap Value Index(5) .................................................    2.2%
Large Cap Growth Index(6) ..............................................    4.0%
Large Cap Value Index(7) ...............................................    4.0%
Large Cap Core Index(8) ................................................    3.1%
Bond Index(9) ..........................................................   15.0%
Intermediate Bond Index(10) ............................................   45.0%
Short Term Bond Index(11) ..............................................   20.0%

The Advisor actively manages the underlying fund allocations in the portfolio based on current market and economic conditions. Changes in these conditions may lead to adjustments in the portfolio's fund weightings.

For more information about the Fund and its investment strategies, please see the section "Additional Information About the Funds' Investments."

Principal Investment Risks The principal risks of investing in the Fund are as follows:

Investments in Mutual Funds. The Fund's investments are concentrated in underlying Fifth Third Funds, so the Fund's investment performance is directly related to the performance of the underlying funds. The Fund's net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, as a matter of fundamental policy, the Fund must allocate its investments among the underlying funds. As a result, the Fund does not have the same flexibility to invest as a mutual fund without such constraints. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying Funds.

Equity Funds. Equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company's financial condition. Equity securities also are subject to "stock market risks," meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by an underlying Fifth Third equity fund goes down, the value of your investment in LifeModel Conservative Fund(SM) will be affected.

Fifth Third LifeModel Conservative Fund(SM)
--------------------------------------------------------------------------------

Bond Funds. Bond funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund's investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. The value of your investment in LifeModel Conservative Fund(SM) will change as the value of investments of the underlying Fifth Third Funds increases and decreases. In addition, the prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter maturity. Bond funds are subject to credit risk which is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Smaller Companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. Small companies may be more vulnerable to economic, market and industry changes. Because economic events have a greater impact on smaller companies, there may be greater and more frequent changes in their stock price. This may cause unexpected and frequent decreases in the value of the underlying Fund's investment.

Foreign Securities. Funds investing in foreign securities are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, currency fluctuations, higher transaction costs, delayed settlement, and less stringent investor protection and disclosure standards of some foreign markets. These risks can make foreign investments more volatile and potentially less liquid than U.S. investments.

Volatility and Performance Information. The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                                 10.69%     3.31%
                                 ----------------
                                  2003       04

 The bar chart above
does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                      Q2 2003             5.68%
   Worst quarter:                     Q2 2004            -1.49%
   Year to Date Return (1/1/05 to 3/31/05):              -1.02%

(1) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005.

Fifth Third LifeModel Conservative Fund(SM)
--------------------------------------------------------------------------------

Average Annual Total Returns (for the periods ended December 31, 2004)

---------------------------------------------------------------------------------------------------------------------------
                                                                               Inception Date   Past Year   Since Inception
---------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)                                        8/1/02
---------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                            -0.01%         5.16%
---------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                                         -1.13%         3.92%
---------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(2)                                  0.10%         3.70%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             (Since 8/1/02)
Wilshire 5000 Index*                                                                              12.62%         16.51%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             (Since 8/1/02)
Lehman Brothers Intermediate Government/Credit Bond Index(R)**                                     3.04%         5.15%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             (Since 8/1/02)
LifeModel Conservative Target Neutral Style Class Index Blend                                      5.19%         7.61%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                             (Since 8/1/02)
LifeModel Conservative Target Neutral Asset Class Index Blend***                                   4.95%         7.53%
---------------------------------------------------------------------------------------------------------------------------

(1) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses and sales charges for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assume a continued investment in the Fund and show the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assume all shares were redeemed at the end of each measurement period, and show the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Wilshire 5000 Index is an unmanaged index that measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5000 capitalization weighted security returns are used to adjust the Wilshire 5000.

** The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

*** LifeModel Conservative Target Neutral Asset Class Index Blend is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Wilshire 5000 Index(12) (20%) and Lehman Brothers Intermediate Government/Credit Bond Index(13) (80%). The LifeModel Conservative Target Neutral Asset Class Index Blend is a hypothetical blend only and does not represent underlying allocations in the Fund.

Index Information
--------------------------------------------------------------------------------
 1 The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

 2 The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

 3 The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

 4 The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

 5 The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

 6 The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

 7 The Large Cap Value Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and forecasted growth values.

 8 The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

 9 The Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

 10   The Intermediate Bond Index represents the Lehman Brothers
      Government/Credit Intermediate Index. The Lehman Brothers
      Government/Credit Intermediate Index is composed of 5,000 publicly-issued corporate and U.S. Government debt issues rated Baa or better, with at least on year to maturity and at least $150 million par outstanding.

 11 The Short Term Bond Index represents the Merrill Lynch 1-3 year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

 12 The Wilshire 5000 Index measures the performance of all U.S. head-quartered equity securities with readily available price data.

 13 The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                                                         Special
                                                                         Income
Fifth Third Strategic Income Fund                                       Strategy
--------------------------------------------------------------------------------

Fundamental Objective High level of income consistent with reasonable risk. Achieving capital appreciation is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as debt securities, common stocks, preferred stocks and common and preferred shares of closed-end investment companies (also known as "closed-end funds") having portfolios consisting primarily of income-producing securities. Certain of the debt securities and preferred stocks in which the Fund invests may be convertible into common shares. The Fund's investment in stocks may include real estate investment trusts ("REITs"), which are pooled investment vehicles investing primarily in income producing real estate or real estate loans or interest.

The Fund will respond to and attempt to anticipate economic and market trends. The Advisor will increase its investment in short-term debt securities during periods when it believes interest rates will rise and will increase its investment in long-term debt securities when it believes interest rates will decline. The Fund may invest in debt securities of any maturity.

In selecting corporate debt securities for the Fund, the Advisor intends to invest principally in securities rated BBB or better by Standard & Poor's, but may invest in securities rated as low as BB, B, CCC or CC or unrated securities when these investments are believed by the Advisor to be sound and consistent with an objective of reasonable risk. The Fund will not invest more than 20% of its portfolio in (i) securities rated BB or lower by Standard & Poor's and/or
(ii) unrated securities which, in the opinion of the Advisor, are of quality comparable to those rated BB or lower. Securities rated lower than BBB by Standard & Poor's, sometimes referred to as "junk bonds," are usually considered lower-rated securities and have speculative characteristics.

Investments may be made in any diversified closed-end income funds as long as the Fund's total portfolio maintains no more than 20% in securities rated BB or lower. The Fund may consider closed-end funds as a "pass through" security, i.e. it will look at the composition of the underlying portfolio. Therefore, the Fund may invest in any single closed-end fund even if the underlying portfolio contains more than 20% in securities rated BB or lower. Such closed-end funds may invest in debt securities of United States or foreign issuers.

The Advisor may consider selling one of the Fund's holdings when a deterioration in a company's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuations are no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include the risks of investing in debt securities. Prices of debt securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of debt securities fall. The net asset value of the Fund may also decrease during periods of rising interest rates. An issuer of debt securities may default (fail to repay interest and principal when due). If an issuer defaults or the risk of such default is perceived to have increased, the Fund may lose all or part of its investment. The net asset value of the Fund may fall during periods of economic downturn when such defaults or risk of defaults increase. Securities rated below investment grade, also known as junk bonds, generally entail greater risks than investment grade securities. For example, their prices are more volatile, their values are more negatively impacted by economic downturns, and their trading market may be more limited.

Investments in closed-end funds present additional risks to investors. Investment by the Fund in closed-end funds results in a duplication of advisory fees and other expenses, thereby resulting in a lower return for the Fund than would be the case in the absence of such duplication. Such investments may be less liquid than other investments and often trade at a discount. In addition, since these closed-end funds invest in debt securities, they are subject to the same risks described above.

Also, certain of the closed-end funds in which the Fund invests may invest part or all of their assets in debt securities of foreign issuers. Because foreign securities ordinarily are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the closed-end fund's net asset value, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by the closed-end fund. If the value of a foreign currency declines against the U.S. dollar, the value of the closed-end fund's assets denominated in that currency will decrease. Although these closed-end funds may enter into "hedging" transactions intended to minimize the risk of loss due to a decline in the value of the subject foreign currency, in some cases all or a portion of the closed-end fund's portfolio remains subject to this risk of loss. There are additional risks relating to political, economic, or regulatory conditions in foreign countries; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. All of these factors can make foreign investments of such closed-end funds more volatile and potentially less liquid than U.S. investments. The Fund's investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local,

Fifth Third Strategic Income Fund
--------------------------------------------------------------------------------

regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can inhibit construction, purchases, and sales of property. Property values could decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up of and liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Fund's investment may decline in response to declines in property values or other adverse changes to the real estate market. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Mortgage-backed securities tend to pay higher interest rates, but they also carry additional risks. While mortgage-backed securities tend to pay higher interest, they are more susceptible to changes in interest rates. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

16.33%   9.31%   11.40%  3.53%   -5.80%   16.04%   12.64%   7.45%   9.83%  6.40%
--------------------------------------------------------------------------------
 1995     96      97      98       99       00       01      02      03     04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q1 1995     6.33%
   Worst quarter:                             Q2 2004    -4.80%
   Year to Date Return (1/1/05 to 3/31/05):              -2.34%

Average Annual Total Returns (for the periods ended December 31, 2004)(1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Inception Date   Past Year   Past 5 Years   Past 10 Years
-----------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)                            3/10/85
   Return Before Taxes                                                                 2.94%         9.68%          8.15%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                              1.60%         7.52%          5.54%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and
     Sale of Fund Shares(2)                                                            1.97%         6.98%          5.35%
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Credit Bond Index(R)*                                     4.07%         8.03%          7.91%
-----------------------------------------------------------------------------------------------------------------------------

(1) On October 22, 2001, the Fifth Third/Maxus Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc., was merged into Fifth Third Strategic Income Fund. As such, for the period prior to October 22, 2001, the quoted performance of Advisor shares reflects the performance of the Investor shares of the Fifth Third/Maxus Income Fund, adjusted to reflect the sales charges for Advisor shares.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Brothers Intermediate Credit Bond Index(R) is an index of investment grade corporate bonds having at least $100,000,000 principal amount outstanding and maturities from one to ten years.

                                                                       Specialty
Fifth Third Technology Fund                                            Strategy
--------------------------------------------------------------------------------

Fundamental Objective Long-term capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in the equity securities of U.S. and, to a lesser extent, foreign technology companies.

Technology companies are those that are substantially engaged in developing products, processes or services that provide technological advances. Those companies may be in any of a variety of industries, such as computer hardware, software, electronic components and systems, telecommunications, Internet, media and information services companies, and biotechnology. They also may include companies in more traditional industries, such as securities brokers and retailers that have extensively used technological advances to develop new or to improve products or processes.

The Fund generally takes a growth approach to selecting stocks, looking for established companies that appear poised to grow because of new products, technology or management, as well as new companies that are in the developmental stage. Factors in identifying these companies include the quality of management, financial strength, a strong position relative to competitors and a stock price that appears reasonable relative to its expected growth rate. The Fund may invest in companies of any size, including small, high growth companies. The Fund also may invest in companies whose shares are being, or recently have been, offered to the public for the first time.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as, corporate bonds and government securities.

The Advisor may consider selling one of the Fund's holdings when a significant deterioration in a company's strategic position or growth prospects is detected, an individual security comprises too large of a position in the portfolio, a company's valuations are no longer attractive, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in cash or cash equivalents. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include the risks of investing in equity securities, such as the risk of sudden and unpredictable drops in value or periods of lackluster performance.

The Fund, by concentrating in technology stocks, assumes the risks of holding technology stocks. For example, technology stocks tend to:

      o   fluctuate in price more widely and rapidly than the market as a whole

      o underperform other types of stocks or be difficult to sell when the economy is not robust, during market downturns, or when technology stocks are out of favor

      o   decline in price due to sector specific developments

      o be more vulnerable than most stocks to the obsolescence of existing technology, expired patents, short product cycles, price competition, market saturation and new market entrants.

To the extent that the Fund invests in mid cap and small cap stocks, it takes on additional risks. For instance, mid cap and small cap stocks tend to be less liquid and more volatile than large cap stocks. Smaller companies tend to be unseasoned issuers with new products and less experienced management.

The prices of most growth stocks are based on future expectations. As a result, those stocks tend to be more sensitive than value stocks to negative earnings surprises and changes in internal growth rates. Growth stocks in particular may underperform during periods when the market favors value stocks. The Fund's performance may also suffer if certain stocks do not perform as the portfolio management team expected.

Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

To the extent the Fund invests in companies whose shares are being, or recently have been, offered to the public for the first time, the Fund takes on additional risks, including risks associated with inexperienced management, the risk that a liquid secondary trading market may not develop and risks of greater market volatility often associated with the securities sold in initial public offerings.

Through active trading, the Fund may have a high portfolio turnover rate, which can mean higher taxable distributions and lower performance due to increased brokerage costs.

Fifth Third Technology Fund
--------------------------------------------------------------------------------

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

                 -33.58%     -42.37%       87.57%      -7.48%
               -------------------------------------------------
                   2001        02            03          04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                Q2 2003              40.81%
   Worst quarter:               Q3 2001             -35.53%
   Year to Date Return (1/1/05 to 3/31/05):          -9.62%

Average Annual Total Returns (for the periods ended December 31, 2004)

---------------------------------------------------------------------------------------------------------------------------
                                                                               Inception Date   Past Year   Since Inception
---------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)                                        6/5/00
---------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                           -10.45%        -15.01%
---------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                                        -10.45%        -15.08%
---------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and
     Sale of Fund Shares(2)                                                                      -6.79%         -12.14%
---------------------------------------------------------------------------------------------------------------------------
                                                                                                            (Since 6/1/00)
Merrill Lynch 100 Technology Index*                                                               7.14%         -15.02%
---------------------------------------------------------------------------------------------------------------------------

(1) For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of Class A shares, adjusted to reflect the expenses and sales charges for Advisor shares.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Merrill Lynch 100 Technology Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross-section of large, actively traded technology stocks and ADRs.

                                                                       Specialty
Fifth Third International Equity Fund                                  Strategy
--------------------------------------------------------------------------------

Fundamental Objective Long-term capital appreciation.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 65% of its total assets in securities of non-U.S. companies. The companies whose securities are represented in the Fund's portfolio are located in at least three countries other than the U.S.

The Fund uses a top-down strategy of selecting securities in its portfolio. It allocates assets among geographic regions and individual countries and sectors, rather than emphasizing individual stock selection. The Fund capitalizes on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based on three factors: (i) valuation, (ii) fundamental change, and (iii) market momentum/technicals. Valuation factors include price/book values and price/cash earnings. Fundamental change factors include incremental shifts in economic growth, interest rates, the political, social, business, and regulatory environment, and monetary and fiscal policy. Market momentum/technical factors include market capitalization, liquidity, volatility, and investor sentiment.

The Fund's investment subadvisor analyzes both the global economic environment and the economies of countries throughout the world, focusing mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia, and Far East Index(R) (the "EAFE Index"). Although the Fund invests primarily in established foreign securities markets, from time to time, it may also invest in emerging market countries and, with regard to such investments, may make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries. In selecting stocks in a specific country or sector, the Fund invests in "baskets" of common stocks and other equity securities. By investing in these "baskets," the Fund generally attempts to replicate a broad market index (which is usually the Morgan Stanley Capital International Index or other index for a specific country or sector) in order to track the underlying performance of that index. Because the Fund employs a top-down strategy, the portfolio construction does not lend itself to individual stock selection.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include the risks of investing in equity securities, such as, the risk of sudden and unpredictable drops in value or periods of lackluster performance. Stocks of foreign companies present additional risks for U.S. investors. Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts, in part because accounting standards and market regulations tend to be less standardized and economic and political climates less stable. Fluctuations in exchange rates also may reduce or eliminate gains or create losses. These risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East. To the extent that the Fund invests in those kinds of stocks or in those areas, it will be exposed to the risks associated with those kinds of investments.

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

11.01%   8.27%   7.69%   19.04%   25.42%   -14.64%   -18.21%   -14.17%   33.01%  15.37%
---------------------------------------------------------------------------------------
 1995     96      97      98        99        00        01        02       03      04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                Q4 1999              17.62%
   Worst quarter:               Q3 2002             -18.05%
   Year to Date Return (1/1/05 to 3/31/05):          -1.30%

      ----------
(1) For the period prior to November 7, 2003, the quoted performance of Advisor shares reflects the performance for Class A shares, adjusted to reflect the expenses and sales charges for Advisor shares.

Fifth Third International Equity Fund
--------------------------------------------------------------------------------

Average Annual Total Returns  (for the periods ended December 31, 2004)

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Inception Date   Past Year   Past 5 Years   Past 10 Years
-----------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)                            8/18/94
-----------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                11.59%        -2.31%          5.56%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                             11.50%        -3.21%          4.20%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(2)                      7.97%        -2.34%          4.11%
-----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International EAFE Index(R)*                                   20.70%        -0.80%          5.94%
-----------------------------------------------------------------------------------------------------------------------------

(1) For the period prior to November 7, 2003, the quoted performance of Advisor shares reflects the performance for Class A shares, adjusted to reflect the expenses and sales charges for Advisor shares.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Morgan Stanley Capital International EAFE Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

                                                                          Fixed-
                                                                          Income
Fifth Third Bond Fund                                                     Style
--------------------------------------------------------------------------------

Fundamental Objective High current income. Capital growth is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in bonds, including U.S. Government securities and corporate debt securities, including mortgage-backed securities. Mortgage-backed securities generally offer higher interest rates than many types of debt securities. Corporate bonds are rated as investment grade. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category by Moody's, or their unrated equivalents.

U.S. Government securities (or bonds) are debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, but are not guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and mortgage-backed securities issued by the Government National Mortgage Association (Ginnie Mae). U.S. Government securities issued by GSEs that are neither guaranteed or insured by the full faith and credit of the U.S. Treasury but have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), and mortgage-backed securities issued by Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and have no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

The Fund is managed for growth of capital but with less volatility than a bond fund investing in lower quality securities. In selecting portfolio securities, the Fund generally considers, among other things, remaining maturity, stated interest rates, the price of the security, as well as the financial condition of the issuer and its prospects for long-term growth of earnings and revenues.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark.

The Advisor may consider selling one of the Fund's holdings when a deterioration in a company's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuations are no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include the risks of investing in debt securities, such as, the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuer may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore has more issuer default risk than any direct obligation of the U.S. Treasury.. The prices of long-term bonds (bonds with a remaining maturity of at least 10 years) tend to be more volatile than the prices of bonds with a shorter remaining maturity.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

From time to time, the Fund's portfolio could be significantly invested in some of the highest quality debt securities, which tend not to provide the same opportunity for current income or capital growth as lower grade securities, or in BBB/Baa rated debt securities, which generally have more speculative investment characteristics than higher grade debt securities.

Fifth Third Bond Fund
--------------------------------------------------------------------------------

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 0.68%  10.04%   8.75%  -4.99%  11.46%   6.70%   8.94%  2.59%    3.26%
------------------------------------------------------------------------
 1996    97      98      99       00      01     02      03      04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                               Q3 2001     5.10%
  Worst quarter:                              Q1 1996    -3.69%
  Year to Date Return (1/1/05 to 3/31/05):               -0.52%

Average Annual Total Returns (for the periods ended December 31, 2004)

-------------------------------------------------------------------------------------------------------------------------------
                                                                    Inception Date   Past Year   Past 5 Years   Since Inception
-------------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)                             3/20/95
-------------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                 -0.09%        5.82%           5.83%
-------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                              -1.14%        3.96%           3.36%
-------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and
     Sale of Fund Shares(2)                                                            -0.04%        3.82%           3.42%
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                (Since 4/1/95)
Lehman Brothers Aggregate Bond Index*                                                   4.34%        7.71%           7.38%
-------------------------------------------------------------------------------------------------------------------------------

(1) On October 29, 2001, the Kent Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Bond Fund. As such, for the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of the Institutional shares of the Kent Income Fund, adjusted to reflect the expenses and sales charges for Advisor shares.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Brothers Aggregate Bond Index is an unmanaged total return index measuring both capital price changes and income index provided by the underlying universe of securities and is generally representative of the performance of the bond market as a whole.

                                                                          Fixed-
                                                                          Income
Fifth Third Intermediate Bond Fund                                        Style
--------------------------------------------------------------------------------

Fundamental Objective High level of current income.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in the following types of investment grade bonds: corporate securities, asset-backed securities mortgage-backed securities, and U.S. Government securities. U.S. Government securities (or bonds) are debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, but are not guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and mortgage-backed securities issued by the Government National Mortgage Association (Ginnie Mae). U.S. Government securities issued by GSEs that are neither guaranteed or insured by the full faith and credit of the U.S. Treasury but have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), and non-mortgage securities issued by Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank
(FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and has no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy. The Fund's dollar-weighted average maturity will range from more than three years to less than ten years. Investment grade securities are securities rated in the BBB major rating category or higher by Standard & Poor's, or in the Baa major rating category or higher by Moody's, or their unrated equivalents.

The Fund strives to manage its portfolio so that it receives a fairly consistent level of income regardless of fluctuations in interest rates. Additionally, the Fund may seek some capital appreciation, especially when bond prices are rising, if the Advisor believes that the Fund can realize such appreciation without foregoing its objective of high current income.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark.

The Advisor may consider selling one of the Fund's holdings when a deterioration in a company's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuations are no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely affect the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include the risks of investing in debt securities, such as, the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuer may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore has more issuer default risk than any direct obligation of the U.S. Treasury.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

Fifth Third Intermediate Bond Fund
--------------------------------------------------------------------------------

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

15.60%   2.51%   7.24%   7.12%  -1.70%   9.20%   7.82%  8.07%   2.25%  2.03%
------------------------------------------------------------------------------
 1995      96    97      98      99       00      01     02      03      04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                               Q2 1995     5.43%
  Worst quarter:                              Q2 2004    -2.76%
  Year to Date Return (1/1/05 to 3/31/05):               -1.00%

Average Annual Total Returns (for the periods ended December 31, 2004)(1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Inception Date   Past Year   Past 5 Years   Past 10 Years
-----------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 2.00% sales charge)(1)                             11/2/92
-----------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                 -0.04%        5.41%          5.70%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                              -1.43%        3.47%          3.46%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(2)                      -0.04%        3.42%          3.46%
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government/Credit Bond Index(R)*                           3.04%        7.21%          7.15%
-----------------------------------------------------------------------------------------------------------------------------

(1) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses and sales charges for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005. On October 29, 2001, the Kent Intermediate Bond Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into the Fifth Third Intermediate Bond Fund. As such, for the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of the Institutional shares of the Kent Intermediate Bond Fund, adjusted to reflect the expenses and sales charges for Advisor shares.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Brothers Intermediate Government/Credit Bond Index(R) is an unmanaged index comprised of U.S. Treasuries issues, debt of U.S. Government agencies, corporate debt guaranteed by the U.S. Government and all publicly issued, fixed rate, nonconvertible investment-grade, dollar denominated, SEC-registered corporate debt.

                                                                          Fixed-
                                                                          Income
Fifth Third Short Term Bond Fund                                          Style
--------------------------------------------------------------------------------

Fundamental Objective Current income.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in bonds including corporate (mortgage-backed securities and investment-grade corporate debt obligations (those that are rated in one of the four highest categories by a Rating Agency), or unrated securities of comparable quality) and U.S. Government debt securities. The Fund is permitted to purchase U.S. Government obligations (those that are issued or guaranteed by the U.S. Government or its agencies or instrumentalities), U.S. Government securities (or bonds) are debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, but are not guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and mortgage-backed securities issued by the Government National Mortgage Association (Ginnie Mae). U.S. Government securities issued by GSEs that are neither guaranteed or insured by the full faith and credit of the U.S. Treasury but have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), and mortgage-backed securities issued by Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and have no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy. The Fund will maintain a dollar-weighted average portfolio maturity of less than three years.

While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain. The Fund may consider selling a security if it falls below the minimum credit quality required for purchase.

The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark.

The Advisor may consider selling one of the Fund's holdings when a deterioration in a company's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuations are no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include the risks of investing in debt securities, such as, the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuer may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore has more issuer default risk than any direct obligation of the U.S. Treasury. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well, as interest rates fall, the price of a bond tends to increase.

The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected.

Fifth Third Short Term Bond Fund
--------------------------------------------------------------------------------

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The table assumes that shareholders redeem their fund shares at the end of the period indicated. The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

10.02%   3.67%   5.88%   5.65%   2.01%   7.58%   7.38%  4.32%   1.53%  0.25%
------------------------------------------------------------------------------
 1995     96      97      98      99      00      01     02      03     04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                               Q3 2001     3.06%
  Worst quarter:                              Q2 2004    -1.20%
  Year to Date Return (1/1/05 to 3/31/05):               -0.38%

Average Annual Total Returns (for the periods ended December 31, 2004)(1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Inception Date   Past Year   Past 5 Years   Past 10 Years
-----------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 2.00% sales charge)(1)                             11/2/92
-----------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                 -1.77%        3.76%          4.58%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                              -2.84%        1.99%          2.50%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(2)                      -1.15%        2.12%          2.60%
-----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-3 Year Government Corporate Index(R)*                                   1.21%        5.32%          5.95%
-----------------------------------------------------------------------------------------------------------------------------
Consumer Price Index**                                                                  3.26%        2.49%          2.43%
-----------------------------------------------------------------------------------------------------------------------------
91-Day Treasury Bill***                                                                 1.24%        2.80%          4.00%
-----------------------------------------------------------------------------------------------------------------------------

(1) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses and sales charges for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005. On October 29, 2001, the Kent Short Term Bond Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into the Fifth Third Short Term Bond Fund. As such, for the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of the Institutional shares of the Kent Short Term Bond Fund, adjusted to reflect the expenses and sales charges for Advisor shares.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assured tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Merrill Lynch 1-3 Year Government Corporate Index(R) is an unmanaged index trading short-term U.S. Government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and
      2.99 years.

** The Consumer Price Index is an unmanaged index measuring price increases in a standardized "market basket" of goods.

*** The 91-day Treasury Bill return tracks in the investment return paid on U.S. Treasury bills maturing in 91 days.

                                                                          Fixed-
                                                                          Income
Fifth Third U.S. Government Bond Fund                                     Style
--------------------------------------------------------------------------------

Fundamental Objective High level of current income. Capital growth is a secondary objective.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in U.S. Government bonds. The Fund seeks to maintain a dollar-weighted average maturity of between two and ten years.

U.S. Government securities (or bonds) are debt securities issued or guaranteed as to principal and interest by the U.S. Treasury and obligations issued by U.S. Government-sponsored enterprises ("GSEs"), which may be agencies or instrumentalities of the U.S. Government, but are not guaranteed as to principal and interest by the U.S. Treasury. U.S. Government securities that are guaranteed and insured by the full faith and credit of the U.S. Treasury include U.S. Treasury securities and mortgage-backed securities issued by the Government National Mortgage Association (Ginnie Mae). U.S. Government securities issued by GSEs that are neither guaranteed or insured by the full faith and credit of the U.S. Treasury but have the ability to borrow from the Treasury include Federal Home Loan Bank (FHLB), Student Loan Marketing Association (Sallie-Mae), Tennessee Valley Authority (TVA), and mortgage-backed securities issued by Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Federal Farm Credit Bank (FFCB) is a GSE that issues securities that are neither guaranteed nor insured by the full faith and credit of the U.S. Treasury and have no ability to borrow from the Treasury. While there are different degrees of credit quality, all U.S. Government securities and securities issued by GSEs generally are considered highly credit worthy.

In selecting portfolio securities, the Fund generally considers, among other things, stated interest rates and the price of a security. The Fund attempts to limit volatility of Fund share prices by managing the average life of the Fund's investment portfolio.

The Fund reserves the right to invest up to 20% of its assets in other securities, such as money market instruments.

The Advisor may actively manage the Fund's duration to attempt to capture excess returns, as related to the Fund benchmark. The Advisor may consider selling one of the Fund's holdings when there is a dramatic shift in interest rates, the portfolio mix is not considered optimal, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in high-quality, short-term debt securities and money market instruments. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include the risks of investing in debt securities, such as, the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. With respect to GSEs such as FHLB, Sallie-Mae, TVA, Fannie Mae, FFCB and Freddie Mac, although the issuer may be chartered or sponsored by Acts of Congress, their securities are neither insured nor guaranteed by the U.S. Treasury and therefore has more issuer default risk than any direct obligation of the U.S. Treasury.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

12.73%   2.20%   6.87%   7.12%  -0.23%   8.88%   7.27%  8.24%   1.00%  1.49%
------------------------------------------------------------------------------
 1995     96      97      98      99      00      01     02      03      04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

  Best quarter:                     Q3 2001               4.83%
  Worst quarter:                    Q2 2004              -2.37%
  Year to Date Return (1/1/05 to 3/31/05):               -0.73%

(1) The quoted performance of Advisor shares reflects the performance of Class A shares, adjusted to reflect expenses for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005.

Fifth Third U.S. Government Bond Fund
--------------------------------------------------------------------------------

Average Annual Total Returns (for the periods ended December 31, 2004)

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Inception Date   Past Year   Past 5 Years   Past 10 Years
-----------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)                              1/1/86
-----------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                 -1.78%        4.63%          5.14%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                              -2.57%        3.05%          3.24%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(2)                      -1.16%        3.00%          3.21%
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Government Bond Index(R)*                                  2.31%        6.57%          6.75%
-----------------------------------------------------------------------------------------------------------------------------

(1) The quoted performance of Advisor shares reflects the performance of Class A shares, adjusted to reflect expenses and sales charges for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Brothers Intermediate Government Bond Index(R) is an unmanaged index generally representative of intermediate-term government bonds.

                                                                          Fixed-
                                                                          Income
Fifth Third Municipal Bond Fund                                           Style
--------------------------------------------------------------------------------

Fundamental Objective Current income that is exempt from federal income tax.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions which pay interest that is exempt from federal income taxes. The Fund maintains a dollar-weighted average portfolio maturity of between five and twenty-five years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality (for example, BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's).

While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain.

The Adviser may consider selling a security if it falls below the minimum credit quality required for purchase. The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark.

The Advisor may consider selling one of the Fund's holdings when a deterioration in a company's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuation is no longer attractive or the intended profit has been realized, or a better opportunity arises.

When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include tax risk and the risks of investing in debt securities, such as the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a Rating Agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

The Fund's performance may be affected by political and economic factors at the state, regional or national level. Those factors may include budgetary problems and declining tax bases. Actual or proposed changes in tax rates also may affect your net return. Limited obligation securities are not general obligations of the issuers. As a result, in the event of a default or termination, the security holders may have limited recourse.

Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  3.43%    8.05%    5.26%   -3.75%    11.78%    3.48%    9.22%    4.14%    2.67%
--------------------------------------------------------------------------------
  1996      97       98       99        00       01       02       03       04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q4 2000    4.87%
   Worst quarter:                             Q2 2004   -2.70%
   Year to Date Return (1/1/05 to 3/31/05):             -0.54%

--------------------
(1) For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of the Institutional shares of the Kent Tax-Free Income Fund, adjusted to reflect the expenses for Advisor shares. On October 29, 2001, the Kent Tax-Free Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Municipal Bond Fund.

Fifth Third Municipal Bond Fund
--------------------------------------------------------------------------------

Average Annual Total Returns (for the periods ended December 31, 2004)(1)

-------------------------------------------------------------------------------------------------------------------------------
                                                                    Inception Date   Past Year   Past 5 Years   Since Inception
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)                            3/20/95
-------------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                -0.70%         5.53%          4.92%
-------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                             -1.25%         5.11%          4.61%
-------------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and
     Sale of Fund Shares(2)                                                            1.50%         5.19%          4.69%
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 (Since 4/1/95)
Lehman Brothers Municipal Bond Index(R)*                                               4.47%         7.19%          6.49%
-------------------------------------------------------------------------------------------------------------------------------

(1) On October 29, 2001, the Kent Tax-Free Income Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Municipal Bond Fund. As such, for the period prior to October 29, 2001, the quoted performance for Advisor shares reflects the performance of the Institutional shares of the Kent Tax-Free Income Fund, adjusted to reflect the expenses and sales charges for Advisor shares.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Lehman Brothers Municipal Bond Index(R)* is an unmanaged index that is generally representative of the municipal bond market. The index is comprised of 8,000-investment grade, fixed rate tax exempt securities with remaining maturities of at least one year.

                                                                          Fixed-
                                                                          Income
Fifth Third Intermediate Municipal Bond Fund                              Style
--------------------------------------------------------------------------------

Fundamental Objective High level of current income that is exempt from federal regular income taxes.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions which pay interest that is exempt from federal income taxes The Fund maintains a dollar-weighted average portfolio maturity of between three and ten years The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality (for example, BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's). While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain.

The Advisor may consider selling a security if it falls below the minimum credit quality required for purchase. The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark. The Advisor may consider selling one of the Fund's holdings when a deterioration in a company's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuation is no longer attractive or the intended profit has been realized, or a better opportunity arises. When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include tax risk and the risks of investing in debt securities, such as, the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

Generally, the price of a bond moves in the opposite direction from interest rates. As interest rates fall, the price of a bond tends to increase.

The Fund's performance may be affected by political and economic factors at the state, regional or national level. Those factors may include budgetary problems and declining tax bases. Actual or proposed changes in tax rates also may affect your net return. Limited obligation securities are not general obligations of the issuers. As a result, in the event of a default or termination, the security holders may have limited recourse.

Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to two broad-based securities indices.

The returns assume that Fund distributions have been reinvested. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

 12.47%   2.94%   6.56%   4.89%   -1.47%   8.48%   4.26%   7.74%   2.79%   1.57%
--------------------------------------------------------------------------------
  1995     96      97      98       99      00      01      02      03      04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q1 1995    5.30%
   Worst quarter:                             Q2 2004   -2.13%
   Year to Date Return (1/1/05 to 3/31/05):             -0.99%

--------------------
(1) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005. For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of the Institutional shares of the Kent Intermediate Tax-Free Fund, adjusted to reflect the expenses for Advisor shares. On October 29, 2001, the Kent Intermediate Tax-Free Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Intermediate Municipal Bond Fund.

Fifth Third Intermediate Municipal Bond Fund
--------------------------------------------------------------------------------

Average Annual Total Returns (for the periods ended December 31, 2004)(1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Inception Date   Past Year   Past 5 Years   Past 10 Years
-----------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 2.00% sales charge)(1)                            12/16/92
-------------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                -0.46%         4.51%          4.74%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                             -0.71%         4.26%          4.60%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(2)                      1.07%         4.32%          4.62%
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate Municipal Bond Index(R)+                          3.02%         6.18%          6.21%
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Three-Year General Obligation Index(R)*                                1.93%         4.76%          4.96%
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Five-Year General Obligation Index(R)**                                2.95%         5.94%          5.87%
-----------------------------------------------------------------------------------------------------------------------------

(1) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses and sales charges for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005. On October 29, 2001, the Kent Intermediate Tax-Free Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into the Fifth Third Intermediate Municipal Bond Fund. As such, for the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of the Institutional shares of the Kent Intermediate Tax-Free Fund, adjusted to reflect the expenses and sales charges for Advisor shares.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assured tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

+ The Fund has changed its standardized benchmark from the Lehman Brothers Three- and Five-Year General Obligations Index(R) to the Lehman Brothers Quality Intermediate Municipal Bond Index(R) to provide a more appropriate market comparison for the Fund's performance. The Lehman Brothers Quality Intermediate Municipal Bond Index(R) is generally representative of intermediate term municipal bonds with a maturity between two and twelve years.

* The Lehman Brothers Three-Year General Obligation Index(R) is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities.

** The Lehman Brothers Five-Year General Obligation Index(R) is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities with maturities not less than four years but no more than six years.

                                                                          Fixed-
                                                                          Income
Fifth Third Ohio Municipal Bond Fund                                      Style
--------------------------------------------------------------------------------

Fundamental Objective Current income exempt from federal income tax and the personal income taxes imposed by the State of Ohio and Ohio municipalities.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations which pay interest that is exempt from personal income taxes imposed by Ohio and its municipalities. The securities generally are issued by the State of Ohio, as well as political or governmental subdivisions, agencies or instrumentalities of Ohio. Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions which pay interest that is exempt from federal income taxes. The Fund maintains a dollar-weighted average portfolio maturity of between 3 1/2 and 7 1/2 years. No purchases in the Fund will have an effective maturity of greater than 15 years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality (for example, BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's). While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain.

The Advisor may consider selling a security if it falls below the minimum credit quality required for purchase. The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark. The Advisor may consider selling one of the Fund's holdings when a deterioration in a company's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuation is no longer attractive or the intended profit has been realized, or a better opportunity arises. When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include tax risk and the risks of investing in debt securities, such as, the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligation to pay principal and interest.

Generally, the price of a bond moves in the opposite direction from interest rates. New bonds issued after a rise in rates offer higher yields to investors. An existing bond with a lower yield can appear attractive to investors by selling it at a lower price. This process works in reverse as well; as interest rates fall, the price of a bond tends to increase.

This Fund is a non-diversified fund with regard to issuers of securities. As a result, it does not have to invest in as many issuers as a diversified fund and thus, could be significantly affected by the performance of one or a small number of issuers.

Because the Fund is non-diversified and because it concentrates its investments in the securities of issuers in Ohio, certain factors including economic conditions, constitutional amendments, legislative and executive measures, and voter initiatives may have a disproportionately negative effect on the Fund's investments. For example, the Ohio economy relies to a significant degree on manufacturing. As a result, economic activity in Ohio tends to be cyclical, which may affect the market value of Ohio municipal securities or the ability of issuers to make timely payments of interest and principal.

In addition, because revenue bonds and limited obligation securities are not general obligations of the issuers, the Fund will have limited recourse in the event of a default or termination of these securities.

Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of The Internal Revenue Code, which would create adverse tax consequences.

Fifth Third Ohio Municipal Bond Fund
--------------------------------------------------------------------------------

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  13.44%  3.22%   6.65%   5.24%   -3.41%   8.45%   3.97%   7.32%   3.31%   1.59%
--------------------------------------------------------------------------------
   1995    96      97      98       99      00      01      02      03      04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q1 1995    5.47%
   Worst quarter:                             Q2 1999   -2.40%
   Year to Date Return (1/1/05 to 3/31/05):             -0.97%

Average Annual Total Returns (for the periods ended December 31, 2004)

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Inception Date   Past Year   Past 5 Years   Past 10 Years
-----------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)                            1/1/87
-------------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                                               -1.75%         4.20%          4.55%
-------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(2)                                            -1.86%         4.16%          4.50%
-------------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions
      and Sale of Fund Shares(2)                                                       0.06%         4.10%          4.45%
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Quality Intermediate Municipal Bond Index(R)*                          3.02%         6.18%          6.21%
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index(R)**                                              4.47%         7.19%          7.05%
-----------------------------------------------------------------------------------------------------------------------------

(1) The quoted performance of Advisor shares reflects the performance of Class A shares, adjusted to reflect expenses and sales charges for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assured tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Fund has changed its standardized benchmark from the Lehman Brothers Municipal Bond Index(R) to the Lehman Brothers Quality Intermediate Municipal Bond Index(R) to provide a more appropriate market comparison for the Fund's performance. The Lehman Brothers Quality Intermediate Municipal Bond Index(R) is generally representative of intermediate term municipal bonds with a maturity between two and twelve years.

** The Lehman Brothers Municipal Bond Index(R) is an unmanaged index that is generally representative of the municipal bond market. The index is comprised of 8,000-investment grade, fixed rate tax exempt securities with remaining maturities of at least one year.

                                                                          Fixed-
                                                                          Income
Fifth Third Michigan Municipal Bond Fund                                  Style
--------------------------------------------------------------------------------

Fundamental Objective Current income that is exempt from federal income tax and Michigan personal income tax.

Principal Investment Strategies Under normal circumstances, the Fund invests at least 80% of its assets in municipal bond obligations, Municipal bond obligations consist of bonds, notes and commercial paper issued by states and their political subdivisions which pay interest that is exempt from federal income taxes. In addition, under normal circumstances, the Fund invests at least 80% of its assets in municipal obligations issued by the State of Michigan or its political subdivisions. The Fund maintains a dollar-weighted average portfolio maturity of between two and five years. No security in the Fund will have a remaining maturity of more than ten years. The Fund will purchase securities rated in one of the four highest rating categories by a Rating Agency or unrated securities of comparable quality (for example BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's). While maturity and credit quality are the most important investment factors, the Fund also considers current yield and yield to maturity and potential for capital gain.

The Advisor may consider selling a security if it falls below the minimum credit quality required for purchase. The Advisor may actively manage the Fund's sector weightings and duration to attempt to capture excess returns, as related to the Fund benchmark. The Advisor may consider selling one of the Fund's holdings when a deterioration in a company's credit worthiness is detected, an individual security comprises too large of a position in the portfolio, a security's valuation is no longer attractive or the intended profit has been realized, or a better opportunity arises. When the Advisor believes that market conditions warrant a temporary defensive posture, the Fund may invest up to 100% of its assets in money market instruments and may shorten its dollar-weighted average maturity below its normal range. In addition, the Fund may invest in municipal bonds, the income on which is exempt from federal income tax but not exempt from Michigan personal income taxes. The taking of such a temporary defensive posture may adversely impact the ability of the Fund to achieve its investment objective.

Principal Investment Risks The principal risks of investing in the Fund include tax risk and the risks of investing in debt securities, such as the tendency of bond prices to fall when interest rates rise and the risk of an issuer defaulting on its obligations of paying principal and interest. The prices of long-term bonds tend to be more volatile than the prices of bonds with a shorter remaining maturity.

Generally, the price of a bond moves in the opposite direction from interest rates.

The Fund can acquire bonds that carry investment grade credit ratings, which are bonds rated by a rating agency in one of the four highest rating categories. Obligations rated in the fourth highest rating category involve greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities.

Due to the level of investment in municipal obligations issued by the State of Michigan and its local political subdivisions, the performance of the Fund will be closely tied to the economic and political conditions in the State of Michigan, and, therefore, an investment in the Fund may be riskier than an investment in other types of bond funds. The State's economy is principally dependent upon manufacturing (particularly automobiles, office equipment and other durable goods), tourism and agriculture and historically has been highly cyclical. The Michigan Municipal Bond Fund may also be subject to credit risks of municipal issuers which may have historically experienced periods of financial difficulties. When the Fund's assets are invested in obligations from revenues of similar projects issued by issuers located in the same state or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) related to such securities to a greater extent than if its assets were not so invested.

Tax risk involves the possibility that the issuer of securities will fail to comply with certain requirements of the Internal Revenue Code, which would create adverse tax consequences.

Fifth Third Michigan Municipal Bond Fund
--------------------------------------------------------------------------------

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time, as well as compared to a broad-based securities index.

The returns assume that Fund distributions have been reinvested. The table assumes that shareholders redeem their fund shares at the end of the period indicated.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  7.67%   3.01%   5.00%   4.24%    0.20%   5.78%   4.97%   5.69%   1.86%   0.58%
--------------------------------------------------------------------------------
  1995     96      97      98       99      00      01      02      03      04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q1 1995    2.89%
   Worst quarter:                             Q2 2004   -1.50%
   Year to Date Return (1/1/05 to 3/31/05):             -0.82%

Average Annual Total Returns (for the periods ended December 31, 2004)(1)

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Inception Date   Past Year   Past 5 Years   Past 10 Years
-----------------------------------------------------------------------------------------------------------------------------
Advisor Shares (with 3.25% sales charge)(1)                            5/3/93
-----------------------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                                                -2.71%         3.08%          3.53%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                                             -2.73%         3.01%          3.49%
-----------------------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund Shares(2)                     -0.83%         3.11%          3.54%
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers 1-5 Year Municipal Bond Index(R)*                                      2.05%         4.96%          5.19%
-----------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Three-Year General Obligation Index(R)**                               1.93%         4.76%          4.96%
-----------------------------------------------------------------------------------------------------------------------------

(1) The quoted performance of Advisor shares reflects the performance of Institutional shares, adjusted to reflect expenses and sales charges for Advisor shares, for the period prior to the commencement of operations of Advisor shares on August 1, 2005. On October 29, 2001, the Kent Michigan Municipal Bond Fund, a registered open-end investment company managed by Fifth Third Asset Management, Inc. was merged into Fifth Third Michigan Municipal Bond Fund. As such, for the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of the Institutional shares of the Kent Michigan Municipal Bond Fund, adjusted to reflect the expenses and sales charges for Advisor shares.

(2) After tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rules. Returns after taxes on distributions assumes a continued investment in the Fund and shows the effect of taxes on fund distributions. Returns after taxes on distributions and sales of Fund shares assumes all shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after tax return results when a capital loss occurs upon redemption and translates into an assured tax deduction that benefits the shareholder. These after tax returns do not reflect the effect of any applicable state and local taxes. After tax returns are not relevant to investors holding shares through tax-deferred programs, such as IRA or 401(k) plans.

* The Fund has changed its standardized benchmark from the Lehman Brothers Three-Year General Obligations Index(R) to the Lehman Brothers 1-5 Year Municipal Bond Index(R) to provide a more appropriate market comparison for the Fund's performance. The Lehman Brothers 1-5 Year Municipal Bond Index(R) is representative of short term municipal bonds with a maturity between one and six years.

** The Lehman Brothers Three-Year General Obligation Index(R) is an unmanaged index of investment grade fixed rate debt obligations issued by state and local government entities.

                                                                          Money
Fifth Third Prime Money Market Fund                                       Market
--------------------------------------------------------------------------------

Fundamental Objective Current income consistent with stability of principal.

Principal Investment Strategies The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's investment manager. These generally will be domestic or foreign corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's investment manager. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of registered money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is they may be subject to limited resale rights.

The Fund may also invest in repurchase agreements collateralized by the securities mentioned above.

Principal Investment Risks The Fund's principal risks include interest rate risk, net asset value risk, credit risk, and foreign investment risk. Interest rate risk involves the possibility that the Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Net asset value risk involves the possibility that the Fund will be unable to meet its goal of a constant $1.00 per share. Credit risk involves the risk that an issuer cannot make timely interest and principal payments on its debt securities. Foreign investment risk involves the risk associated with higher transaction costs, delayed settlements, and adverse economic, political, or social developments.

Volatility and Performance Information The bar chart and table provide an indication of the risks of an investment in the Fund by showing its performance from year to year and over time.

The returns assume that Fund distributions have been reinvested.

Past performance does not indicate how the Fund will perform in the future.

Year-by-Year Total Returns as of 12/31 For Advisor Shares(1)
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL.]

  6.87%   5.29%   7.02%   4.61%    4.27%   5.45%   3.36%   1.05%   0.29%   0.49%
--------------------------------------------------------------------------------
  1995     96      97      98       99      00      01      02      03      04

The bar chart above does not reflect the impact of any applicable sales charges or account fees, which would reduce returns.

   Best quarter:                              Q4 2000   1.45%
   Worst quarter:                             Q4 2003   0.05%
   Year to Date Return (1/1/05 to 3/31/05):             0.37%

Average Annual Total Returns (for the periods ended December 31, 2004)

-----------------------------------------------------------------------------------------------------------------------------
                                                                    Inception Date   Past Year   Past 5 Years   Past 10 Years
-----------------------------------------------------------------------------------------------------------------------------
Advisor Shares(1)                                                      6/14/89         0.49%         2.13%          3.38%
-----------------------------------------------------------------------------------------------------------------------------

(1) For the period prior to October 29, 2001, the quoted performance of Advisor shares reflects the performance of Class A shares, adjusted to reflect the expenses for Advisor shares.

To obtain current yield information, visit www.53.com or call 1-800-282-5706.

Shareholder Fees and Fund Expenses
--------------------------------------------------------------------------------

Fee Tables
--------------------------------------------------------------------------------

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

Shareholder fees are paid by you at the time you purchase or sell your shares. Annual Fund Operating Expenses are paid out of Fund assets, and are reflected in the share price. Each Fund's fees and expenses are based upon the Fund's operating expenses for the fiscal year ended July 31, 2004 or estimated amounts for the current fiscal year.

Shareholder Fees                                                               Equity Funds--Fee Table
----------------------------------------------------------------------------------------------------------------------------------
                                                   Fifth Third  Fifth Third   Fifth Third   Fifth Third  Fifth Third   Fifth Third
                                                    Small Cap     Mid Cap       Quality      Large Cap   Equity Index   Balanced
                                                   Growth Fund  Growth Fund   Growth Fund    Core Fund       Fund         Fund
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases      3.25%         3.25%         3.25%        3.25%         3.25%         3.25%
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends                    None          None          None         None          None          None
----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                           None          None          None         None          None          None
----------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------------------------
Management fees                                       0.70%         0.80%         0.80%        0.70%         0.30%         0.80%
----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                             0.50%         0.50%         0.50%        0.50%         0.50%         0.50%
----------------------------------------------------------------------------------------------------------------------------------
Other expenses                                        0.30%         0.29%         0.27%        0.34%         0.28%         0.33%
----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.50%         1.59%         1.57%        1.54%         1.08%         1.63%(3)
----------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement                 --            --            --         0.12%(1)      0.39%(2)        --
----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                            --            --            --         1.42%         0.69%           --
----------------------------------------------------------------------------------------------------------------------------------

(1) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Large Cap Core Fund to 1.42%. These waivers and/or expenses reimbursements will remain in effect until November 28, 2005. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

(2) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2005 to limit total annual fund operating expenses for the Equity Index Fund to 0.69%. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 26 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

(3) The Fund's Advisor has voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Balanced Fund to 1.43% for Advisor shares. These waivers and/or expense reimbursements may be discontinued at any time.

Shareholder Fees                                                               Stock Funds--Fee Table
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       Fifth Third
                                                                                            Fifth Third  Fifth Third   Life Model
                                                   Fifth Third  Fifth Third   Fifth Third   Disciplined   LifeModel    Moderately
                                                    Micro Cap    Small Cap     Multi Cap       Large     Aggressive    Aggressive
                                                   Value Fund   Value Fund    Value Fund    Value Fund    Fund(SM)      Fund(SM)
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases      3.25%         3.25%         3.25%        3.25%          3.25%        3.25%
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends                    None          None          None         None           None         None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                           None          None          None         None           None         None
-----------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management fees                                       1.00%         0.90%         1.00%        0.80%          0.15%        0.15%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                             0.50%         0.50%         0.50%        0.50%          0.50%        0.50%
-----------------------------------------------------------------------------------------------------------------------------------
Other expenses                                        0.33%         0.51%         0.30%        0.27%          0.36%        0.30%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.83%(1)      1.91%         1.80%        1.57%          1.01%        0.95%
-----------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement                 --          0.16%(2)        --           --           0.43%(3)     0.37%(3)
-----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                            --          1.75%           --           --           0.58%(4)     0.58%(4)
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Fund's Distributor has voluntarily agreed to waive fees and/or reimburse expenses to limit total annual operating expenses for the Micro Cap Value Fund to 1.58% for Advisor shares. These waivers and/or expense reimbursements may be discontinued at any time.

(2) The Fund's Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2005 to limit total annual fund operating expenses for the Small Cap Value Fund to 1.75% for Advisor shares. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

(3) The Funds' Advisor has contractually agreed to waive fees and/or reimburse expenses through November 30, 2005, to limit total annual fund operating expenses for the LifeModel Aggressive Fund and the LifeModel Moderately Aggressive Fund to 0.58%. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor are subject to reimbursement by the Fund for the 40 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

(4) In addition to the operating expenses disclosed above, each Fund indirectly pays a portion of the expenses incurred by the underlying funds. The estimated average weighted expense ratios for the underlying funds of the LifeModel Aggressive Fund are 1.10% and of the LifeModel Moderately Aggressive Fund are 1.02%.

Shareholder Fees and Fund Expenses
--------------------------------------------------------------------------------

Fee Tables
--------------------------------------------------------------------------------

Shareholder Fees                                                               Stock Funds--Fee Table
-----------------------------------------------------------------------------------------------------------------------------------
                                                                Fifth Third
                                                   Fifth Third   LifeModel    Fifth Third                              Fifth Third
                                                    LifeModel    Moderately    LifeModel    Fifth Third  Fifth Third  International
                                                    Moderate    Conservative  Conservative   Strategic   Technology      Equity
                                                    Fund(SM)      Fund(SM)      Fund(SM)    Income Fund*    Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed
   on Purchases                                       3.25%         3.25%         3.25%        3.25%          3.25%        3.25%
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends                    None          None          None         None           None         None
-----------------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                           None          None          None         None           None         None
-----------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
   (as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management fees                                       0.15%         0.15%         0.15%        1.00%          1.00%        1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                             0.50%         0.50%         0.50%        0.50%          0.50%        0.50%
-----------------------------------------------------------------------------------------------------------------------------------
Other expenses(1)                                     0.28%         0.34%         0.43%        0.33%          0.55%        0.42%
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  0.93%         0.99%         1.08%        1.83%          2.05%        1.92%
-----------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement               0.35%(1)      0.41%(1)      0.50%(1)       --             --         0.07%(3)
-----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                          0.58%(2)      0.58%(2)      0.58%(2)       --             --         1.85%
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Funds' Advisor has contractually agreed to waive fees and/or reimburse expenses through November 30, 2005, to limit total annual fund operating expenses for the LifeModel Moderate Fund, the LifeModel Moderately Conservative Fund and the LifeModel Conservative Fund to 0.58%. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor are subject to reimbursement by the Fund for the 40 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

(2) In addition to the operating expenses disclosed above, each Fund indirectly pays a portion of the expenses incurred by the underlying funds. The estimated average weighted expense ratios for the underlying funds of the LifeModel Moderate Fund are 0.96%, of the LifeModel Moderately Conservative Fund are 0.92% and of the LifeModel Conservative Fund are 0.85%.

(3) The Fund's Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 30, 2005 to limit total annual fund operating expenses for the International Equity Fund to 1.85%. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 25 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

* In addition to the expenses shown above, if you buy and hold shares of the Strategic Income Fund you will indirectly bear your pro rata share of the fees and expenses incurred by the underlying funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the underlying funds. Expenses shown do not include expenses of the underlying funds in which the Fund invests.

Shareholder Fees                                                    Bond Funds--Fee Table
----------------------------------------------------------------------------------------------------------
                                                                Fifth Third   Fifth Third    Fifth Third
                                                   Fifth Third  Intermediate  Short Term   U.S. Government
                                                      Bond          Bond         Bond           Bond
                                                      Fund          Fund         Fund           Fund
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases      3.25%         2.00%         2.00%        3.25%
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends                    None          None          None         None
----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                           None          None          None         None
----------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses
   (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------
Management fees                                       0.60%         0.55%         0.50%        0.55%
----------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                             0.50%         0.50%         0.50%        0.50%
----------------------------------------------------------------------------------------------------------
Other expenses(1)                                     0.30%         0.26%         0.27%        0.36%
----------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.40%         1.31%         1.27%        1.41%(1)
----------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement(2)            0.12%         0.05%         0.04%          --
----------------------------------------------------------------------------------------------------------
Net Expenses                                          1.28%         1.26%         1.23%          --
----------------------------------------------------------------------------------------------------------

(1) The Fund's Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the U.S. Government Bond Fund to 1.26%. This waiver and/or expense reimbursement may be discontinued at any time.

(2) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2005 to limit total annual operating expenses for the Bond Fund to 1.28%, for the Intermediate Bond Fund to 1.26% and for the Short Term Bond Fund to 1.23%. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

Shareholder Fees and Fund Expenses
--------------------------------------------------------------------------------

Shareholder Fees                                                    Bond Funds--Fee Table
-------------------------------------------------------------------------------------------------------
                                                                 Fifth Third   Fifth Third  Fifth Third
                                                   Fifth Third   Intermediate     Ohio       Michigan
                                                    Municipal     Municipal     Municipal    Municipal
                                                    Bond Fund     Bond Fund     Bond Fund    Bond Fund
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases      3.25%         2.00%         3.25%        3.25%
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends                    None          None          None         None
-------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Load                           None          None          None         None
-------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average net assets)
-------------------------------------------------------------------------------------------------------
Management fees                                       0.55%         0.55%         0.55%        0.45%
-------------------------------------------------------------------------------------------------------
Distribution (12b-1) fees                             0.50%         0.50%         0.50%        0.50%
-------------------------------------------------------------------------------------------------------
Other expenses(1)                                     0.43%         0.29%         0.31%        0.33%
-------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                  1.48%         1.34%(1)      1.36%(1)     1.28%
-------------------------------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement(1)            0.21%           --            --         0.10%
-------------------------------------------------------------------------------------------------------
Net Expenses                                          1.27%           --            --         0.18%
-------------------------------------------------------------------------------------------------------

(1) The Fund's Advisor and Administrator have voluntarily agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Intermediate Municipal Bond Fund to 1.12% and for the Ohio Municipal Bond Fund to 1.28%. These waivers and/or expense reimbursement may be discontinued at any time.

(2) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2005 to limit total annual operating expenses for the Municipal Bond Fund to 1.27% and for the Michigan Bond Fund to 1.18%. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

Fee Tables
--------------------------------------------------------------------------------

Shareholder Fees                                    Money Market Fund--Fee Table
--------------------------------------------------------------------------------
                                                             Fifth Third
                                                             Prime Money
                                                             Market Fund
--------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                 None
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends                               None
--------------------------------------------------------------------------------
Maximum Deferred Sales Load                                      None
--------------------------------------------------------------------------------
Annual Fund Operating Expenses
   (as a percentage of average net assets)
--------------------------------------------------------------------------------
Management fees                                                  0.40%
--------------------------------------------------------------------------------
Distribution (12b-1) fees                                        0.50%
--------------------------------------------------------------------------------
Other expenses                                                   0.26%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             1.16%
--------------------------------------------------------------------------------
Fee Waiver and/or Expense Reimbursement(1)                       0.12%
--------------------------------------------------------------------------------
Net Expenses                                                     1.04%
--------------------------------------------------------------------------------

(1) The Funds' Advisor and Administrator have contractually agreed to waive fees and/or reimburse expenses through November 28, 2005 to limit total annual fund operating expenses for the Prime Money Market Fund to 1.04%. Under the terms of the expense limitation agreement, fees waived or expenses reimbursed by the Advisor and Administrator are subject to reimbursement by the Fund for the 13 month period in which the expense limitation agreement is in effect. No reimbursement payment will be made by the Fund if it would result in the Fund exceeding the expense limitation described herein.

Shareholder Fees and Fund Expenses
--------------------------------------------------------------------------------

Expense Examples
--------------------------------------------------------------------------------

Use the tables below to compare fees and expenses with the fees and expenses of other mutual funds. The tables illustrate the amount of fees and expenses you and the Fund would pay, assuming a $10,000 initial investment, 5% annual return, payment of maximum sales charges, and no changes in the Fund's operating expenses. Amounts are presented assuming redemption at the end of each period. Because these examples are hypothetical and for comparison only, your actual costs may be different.

Stock Funds
-------------------------------------------------------------------------------------------------
Fifth Third Small Cap Growth Fund                        1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 473      $ 784    $ 1,117     $ 2,057
-------------------------------------------------------------------------------------------------
Fifth Third Mid Cap Growth Fund                          1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 481      $ 811    $ 1,162     $ 2,153
-------------------------------------------------------------------------------------------------
Fifth Third Quality Growth Fund                          1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 480      $ 805    $ 1,152     $ 2,132
-------------------------------------------------------------------------------------------------
Fifth Third Large Cap Core Fund                          1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 477      $ 796    $ 1,137     $ 2,100
-------------------------------------------------------------------------------------------------
Fifth Third Equity Index Fund                            1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 432      $ 657    $   901     $ 1,599
-------------------------------------------------------------------------------------------------
Fifth Third Balanced Fund                                1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 485      $ 822    $ 1,183     $ 2,195
-------------------------------------------------------------------------------------------------
Fifth Third Micro Cap Value Fund                         1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 505      $ 882    $ 1,283     $ 2,403
-------------------------------------------------------------------------------------------------
Fifth Third Small Cap Value Fund                         1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 513      $ 906    $ 1,323     $ 2,485
-------------------------------------------------------------------------------------------------
Fifth Third Multi Cap Value Fund                         1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 502      $ 873    $ 1,268     $ 2,372
-------------------------------------------------------------------------------------------------
Fifth Third Disciplined Large Value Fund                 1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 480      $ 805    $ 1,152     $ 2,132
-------------------------------------------------------------------------------------------------
Fifth Third LifeModel Aggressive Fund(SM)                1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 425      $ 636    $   865     $ 1,521
-------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderately Aggressive Fund(SM)     1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 419      $ 618    $   833     $ 1,453
-------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderate Fund(SM)                  1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 417      $ 612    $   823     $ 1,431
-------------------------------------------------------------------------------------------------
Fifth Third LifeModel Moderately Conservative Fund(SM)   1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 423      $ 630    $   854     $ 1,499
-------------------------------------------------------------------------------------------------
Fifth Third LifeModel Conservative Fund(SM)              1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 432      $ 657    $   901     $ 1,599
-------------------------------------------------------------------------------------------------
Fifth Third Strategic Income Fund                        1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 505      $ 882    $ 1,283     $ 2,403
-------------------------------------------------------------------------------------------------
Fifth Third Technology Fund                              1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 526      $ 947    $ 1,392     $ 2,627
-------------------------------------------------------------------------------------------------
Fifth Third International Equity Fund                    1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 514      $ 908    $ 1,328     $ 2,495
-------------------------------------------------------------------------------------------------

Shareholder Fees and Fund Expenses
--------------------------------------------------------------------------------

Bond Funds
-------------------------------------------------------------------------------------------------
   Fifth Third Bond Fund                                 1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 463      $ 754    $ 1,066     $ 1,950
-------------------------------------------------------------------------------------------------
   Fifth Third Intermediate Bond Fund                    1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 331      $ 607    $   904     $ 1,747
-------------------------------------------------------------------------------------------------
   Fifth Third Short Term Bond Fund                      1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 327      $ 595    $   883     $ 1,703
-------------------------------------------------------------------------------------------------
   Fifth Third U.S. Government Bond Fund                 1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 464      $ 757    $ 1,071     $ 1,961
-------------------------------------------------------------------------------------------------
   Fifth Third Municipal Bond Fund                       1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 471      $ 778    $ 1,107     $ 2,036
-------------------------------------------------------------------------------------------------
   Fifth Third Intermediate Municipal Bond Fund          1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 334      $ 616    $   919     $ 1,780
-------------------------------------------------------------------------------------------------
   Fifth Third Ohio Municipal Bond Fund                  1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 459      $ 742    $ 1,045     $ 1,907
-------------------------------------------------------------------------------------------------
   Fifth Third Michigan Municipal Bond Fund              1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 451      $ 718    $ 1,004     $ 1,820
-------------------------------------------------------------------------------------------------

Money Market Fund
-------------------------------------------------------------------------------------------------
   Fifth Third Prime Money Market Fund                   1 Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------------------------
   Advisor Shares                                         $ 118      $ 368    $   638     $ 1,409
-------------------------------------------------------------------------------------------------

Additional Information About the Funds' Investments
--------------------------------------------------------------------------------

The following policies are non-fundamental but require a notice to shareholders at least 60 days prior to any change. For purposes of the following policies, the term "assets" means net assets, plus the amount of any borrowings for investment purposes.

The Small Cap Growth Fund, under normal circumstances, invests at least 80% of its assets in the equity securities of small cap companies.

The Mid Cap Growth Fund, under normal circumstances, invest at least 80% of its assets in equity securities of mid cap companies.

The Large Cap Core Fund, under normal circumstances, invests at least 80% of its assets in equity securities of large cap companies.

The Equity Index Fund, under normal circumstances, invests at least 80% of its assets in equity securities that comprise an equity index.

The Micro Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity securities of micro cap companies.

The Small Cap Value Fund, under normal circumstances, invests at least 80% of its assets in the equity securities of small cap companies.

The Multi Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity securities of companies with market capitalizations of any size.

The Disciplined Large Cap Value Fund, under normal circumstances, invests at least 80% of its assets in equity securities of large cap companies.

The Technology Fund, under normal circumstances, invests at least 80% of its assets in the equity securities of technology companies.

The International Equity Fund, under normal circumstances, invests at least 80% of its assets in equity securities.

The Bond Fund, under normal circumstances, invests at least 80% of its assets in bonds.

The Intermediate Bond Fund, under normal circumstances, invests at least 80% of its assets in bonds.

The Short Term Bond Fund, under normal circumstances, invests at least 80% of its assets in bonds.

The U.S. Government Bond Fund (formerly the Fifth Third U.S. Government Securities Fund), under normal circumstances, invests at least 80% of its assets in U.S. Government bonds.

The Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bond obligations.

The Intermediate Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bonds.

The Ohio Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bond securities issued by the State of Ohio, as well as counties, cities, towns, territories and public authorities in Ohio.

The Michigan Municipal Bond Fund, under normal circumstances, invests at least 80% of its assets in municipal bond obligations issued by the State of Michigan or its political subdivisions.

Shareholder Fees and Fund Expenses
--------------------------------------------------------------------------------

Investment Practices
--------------------------------------------------------------------------------

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the Statement of Additional Information for additional details regarding these and other permissible investments.

FUND NAME                                                     FUND CODE
--------------------------------------------------------------------------------
Small Cap Growth Fund                                             1
--------------------------------------------------------------------------------
Mid Cap Growth Fund                                               2
--------------------------------------------------------------------------------
Quality Growth Fund                                               3
--------------------------------------------------------------------------------
Large Cap Core Fund                                               4
--------------------------------------------------------------------------------
Equity Index Fund                                                 5
--------------------------------------------------------------------------------
Balanced Fund                                                     6
--------------------------------------------------------------------------------
Micro Cap Value Fund                                              7
--------------------------------------------------------------------------------
Small Cap Value Fund                                              8
--------------------------------------------------------------------------------
Multi Cap Value Fund                                              9
--------------------------------------------------------------------------------
Disciplined Large Value Fund                                     10
--------------------------------------------------------------------------------
Strategic Income Fund                                            11
--------------------------------------------------------------------------------
Technology Fund                                                  12
--------------------------------------------------------------------------------
International Equity Fund                                        13
--------------------------------------------------------------------------------
Bond Fund                                                        14
--------------------------------------------------------------------------------
Intermediate Bond Fund                                           15
--------------------------------------------------------------------------------
Short Term Bond Fund                                             16
--------------------------------------------------------------------------------
U.S. Government Bond Fund                                        17
--------------------------------------------------------------------------------
Municipal Bond Fund                                              18
--------------------------------------------------------------------------------
Intermediate Municipal Bond Fund                                 19
--------------------------------------------------------------------------------
Ohio Municipal Bond Fund                                         20
--------------------------------------------------------------------------------
Michigan Municipal Bond Fund                                     21
--------------------------------------------------------------------------------
Prime Money Market Fund                                          22
--------------------------------------------------------------------------------

Additional Information About the Funds' Investments
--------------------------------------------------------------------------------

INSTRUMENT                                                                                      FUND CODE          RISK TYPE
---------------------------------------------------------------------------------------------------------------------------------
American Depositary Receipts (ADRs): ADRs are foreign shares of a company held by a            1-9, 11-13,           Market
U.S. bank that issues a receipt evidencing ownership.                                            15, 18            Political
                                                                                                               Foreign Investment
---------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities: Securities secured by company receivables, home equity loans,         2, 4, 14-22        Pre-payment
truck and auto loans, leases, credit card receivables and other securities backed by other                           Market
types of receivables or other assets.                                                                                Credit
                                                                                                                 Interest Rate
                                                                                                                   Regulatory
                                                                                                                   Liquidity
---------------------------------------------------------------------------------------------------------------------------------
Bankers' Acceptances: Bills of exchange or time drafts drawn on and accepted by a                 1-22               Credit
commercial bank. Maturities are generally six months or less.                                                      Liquidity
                                                                                                                     Market
                                                                                                                 Interest Rate
---------------------------------------------------------------------------------------------------------------------------------
Bear Funds: A Fund intended to increase/decrease in value inversely to the stock or             13, 19, 21          Inverse
equity index to which it relates.                                                                                    Market
                                                                                                                    Leverage
                                                                                                                   Liquidity
---------------------------------------------------------------------------------------------------------------------------------
Bonds: Interest-bearing or discounted securities that obligate the issuer to pay the              1-22               Market
bondholder a specified sum of money, usually at specific intervals, and to repay the                                 Credit
principal amount of the loan at maturity.                                                                        Interest Rate
                                                                                                                   Political
---------------------------------------------------------------------------------------------------------------------------------
Call and Put Options: A call option gives the buyer the right to buy, and obligates the         1-6, 8, 10,        Management
seller of the option to sell, a security at a specified price. A put option gives the          12-19, 21-22        Liquidity
buyer the right to sell, and obligates the seller of the option to buy a security at a                               Credit
specified price.                                                                                                     Market
                                                                                                                    Leverage
---------------------------------------------------------------------------------------------------------------------------------
Certificates of Deposit: Negotiable instruments with a stated maturity.                           1-10,              Market
                                                                                                  12-22              Credit
                                                                                                                   Liquidity
                                                                                                                 Interest Rate
---------------------------------------------------------------------------------------------------------------------------------
Closed-End Funds: Funds traded on an exchange, which are not redeemable on a                   11, 13, 15,           Market
continuous basis.                                                                              17, 18, 21          Liquidity
---------------------------------------------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations: Mortgage-backed bonds that separate mortgage               5, 6, 11,       Pre-Payment/Call
pools into different maturity classes.                                                            14-22          Interest Rate
---------------------------------------------------------------------------------------------------------------------------------
Commercial Paper: Secured and unsecured short-term promissory notes issued by                     1-22               Credit
corporations and other entities. Maturities generally vary from a few days to nine months.                         Liquidity
                                                                                                                     Market
                                                                                                                 Interest Rate
---------------------------------------------------------------------------------------------------------------------------------
Common Stock: Shares of ownership of a company.                                                1-13, 18, 21          Market
---------------------------------------------------------------------------------------------------------------------------------
Convertible Securities: Bonds or preferred stock that convert to common stock.                 2-11, 13-21           Market
                                                                                                                     Credit
---------------------------------------------------------------------------------------------------------------------------------
Derivatives: Instruments whose value is derived from an underlying contract, index             1-6, 8, 10          Management
or security, or any combination thereof, including futures, options (e.g., put and calls),    12-18, 21, 22          Market
options on futures, and some mortgage-backed securities.                                                             Credit
                                                                                                                   Liquidity
                                                                                                                    Leverage
                                                                                                                 Interest Rate
---------------------------------------------------------------------------------------------------------------------------------
Exchange-Traded Funds (ETFs): ETFs entitle a holder to receive proportionate                      1-13               Market
quarterly cash distributions corresponding to the dividends that accrue to the index stocks in the underlying portfolio, less trust expenses. Examples of ETFs include
Standard & Poor's Depositary Receipts ("SPDRs"). A SPDR is an ownership interest in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of an index, such as the S&P 500
Index(R). iShares are also ETFs and are index funds that trade like shares. Each share represents a portfolio of stocks designed to closely track one specific index.
---------------------------------------------------------------------------------------------------------------------------------

Additional Information About the Funds' Investments
--------------------------------------------------------------------------------

INSTRUMENT                                                                                      FUND CODE          RISK TYPE
---------------------------------------------------------------------------------------------------------------------------------
Foreign Currency Transactions: Foreign currency transactions include forward foreign           13, 18, 21      Foreign Investment
currency exchange contracts, foreign currency options, and foreign currency                                          Market
futures transactions.                                                                                              Political
---------------------------------------------------------------------------------------------------------------------------------
Foreign Securities: Stocks issued by foreign companies, as well as commercial paper of       2-5, 9, 11-13,          Market
foreign issuers and obligations of foreign banks, overseas branches of U.S. banks and          15, 18, 19,         Political
supranational entities.                                                                          21, 22            Liquidity
                                                                                                               Foreign Investment
---------------------------------------------------------------------------------------------------------------------------------
Forward Commitments: A purchase of, or contract to purchase, securities at a fixed price       1, 3, 4, 8,          Leverage
 for delivery at a future date.                                                                   13-22            Liquidity
---------------------------------------------------------------------------------------------------------------------------------
Futures and Related Options: A contract providing for the future sale and purchase of a      1-5, 8, 11, 12,       Management
specified amount of a specified security, class of securities, or an index at a specified         14-21              Market
time in the future and at a specified price.                                                                         Credit
                                                                                                                   Liquidity
                                                                                                                    Leverage
---------------------------------------------------------------------------------------------------------------------------------
Guaranteed Investment Contracts: Contract between a fund and an insurance company                 15-22              Credit
that guarantees a specific rate of return on the invested capital over the life of the contract.
---------------------------------------------------------------------------------------------------------------------------------
High-Yield/High-Risk/Debt Securities: High-yield/high-risk/debt securities are securities     6 ,8, 11, 13,          Credit
that are rated below investment grade by the primary rating agencies (e.g., BB or lower by     15, 18, 21            Market
Standard & Poor's and Ba or lower by Moody's). These securities are considered speculative                         Liquidity
and involve greater risk of loss than investment grade debt securities. Other terms                              Interest Rate
commonly used to describe such securities include "lower rated bonds," "non-investment grade bonds" and "junk bonds."
---------------------------------------------------------------------------------------------------------------------------------
Illiquid Securities: Securities which may be difficult to sell at an acceptable price.            1-22             Liquidity
                                                                                                                     Market
---------------------------------------------------------------------------------------------------------------------------------
Investment Company Securities: Shares of investment companies. These investment                   1-22               Market
companies may include money market funds of Fifth Third Funds and shares of other registered investment companies for which the Advisor to a Fund or any of their affiliates serves as investment advisor, administrator or distributor.
---------------------------------------------------------------------------------------------------------------------------------
Investment Grade Bonds: Interest-bearing or discounted government or corporate                    1-22               Market
securities that obligate the issuer to pay the bondholder a specified sum of money,                                  Credit
usually at specific intervals, and to repay the principal amount of the loan at maturity.
Investment grade bonds are those rated BBB or better by S&P or Baa or better by Moody's or similarly rated by other nationally recognized statistical rating organizations, or, if not rated, determined to be of comparable quality by the Advisor.
---------------------------------------------------------------------------------------------------------------------------------
Leveraged Funds: Funds that utilize leverage in an attempt to maximize gains.                13, 15, 18, 21          Market
                                                                                                                    Leverage
---------------------------------------------------------------------------------------------------------------------------------
Loan Participations: A loan participation note represents participation in a corporate            14-22              Credit
loan of a commercial bank with a remaining maturity of one or less.                                                Liquidity
                                                                                                                 Interest Rate
---------------------------------------------------------------------------------------------------------------------------------
Money Market Instruments: Investment-grade, U.S. dollar denominated debt securities               1-22               Market
that have remaining maturities of one year or less. These securities may include U.S.                                Credit
government obligations, commercial paper and other short-term corporate obligations, repurchase agreements collateralized with U.S. Government securities, certificates of deposit, bankers' acceptances, and other financial institution obligations. These securities may carry fixed or variable interest rates.
---------------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of          2, 6, 11,         Pre-Payment
loans. These include collateralized mortgage obligations and real estate mortgage                 15-22              Market
investment conduits.                                                                                                 Credit
                                                                                                                   Regulatory
---------------------------------------------------------------------------------------------------------------------------------
Mortgage Dollar Rolls: Transactions in which a Fund sells securities and simultaneously           14-21              Market
contracts with the same counterparty to repurchase similar but not identical securities                            Regulatory
on a specified future date.                                                                                       Pre-Payment
---------------------------------------------------------------------------------------------------------------------------------

Additional Information About the Funds' Investments
--------------------------------------------------------------------------------

INSTRUMENT                                                                                      FUND CODE          RISK TYPE
---------------------------------------------------------------------------------------------------------------------------------
Municipal Securities: Securities issued by a state or political subdivision to obtain             14-22              Market
funds for various public purposes. Municipal securities include (a) governmental lease                               Credit
certificates of participation issued by state or municipal authorities where payment                               Political
is secured by installment payments for equipment, buildings, or other facilities being                                Tax
leased by the state or municipality; (b) government lease certificates purchased by the                            Regulatory
Fund will not contain nonappropriation clauses; (c) municipal notes and tax-exempt commercial paper; (d) serial bonds; (e) tax anticipation notes sold to finance working capital needs of municipalities in anticipation of receiving taxes at a later date; (f)
bond anticipation notes sold in anticipation of the issuance of long-term bonds in the future; (g) pre-refunded municipal bonds whose timely payment of interest and principal is ensured by an escrow of U.S. Government obligations; and (h) general obligation bonds.
---------------------------------------------------------------------------------------------------------------------------------
Participation Interests: Interests in bank loans made to corporations.                          1, 3, 4,         Interest Rate
                                                                                                  14-22              Credit
                                                                                                                   Liquidity
---------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks: Preferred stocks are equity securities that generally pay dividends at a      2, 3, 5,             Market
specified rate and have preference over common stock in the payment of dividends and          10-13, 18, 21
liquidation. Preferred stock generally does not carry voting rights.
---------------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs): Pooled investment vehicles investing primarily             1-21               Credit
in income producing real estate or real estate loans or interest.                                                Interest Rate
                                                                                                                   Liquidity
                                                                                                                   Management
                                                                                                                     Market
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements: The purchase of a security and the simultaneous commitment                 1-22               Market
to return the security to the seller at an agreed upon price on an agreed upon date.                                Leverage
This is treated as a loan.
---------------------------------------------------------------------------------------------------------------------------------
Restricted Securities: Securities not registered under the Securities Act of 1933, such           1-22             Liquidity
as privately placed commercial paper and Rule 144A securities.                                                       Market
---------------------------------------------------------------------------------------------------------------------------------
Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment             1-22               Market
to buy the security back at an agreed upon price on an agreed upon date. This is treated                            Leverage
as a borrowing by a Fund.
---------------------------------------------------------------------------------------------------------------------------------
Securities Lending: The lending of up to 33 1/3% of the Fund's total assets. In return            1-22               Market
the Fund will receive cash, other securities, and/or letters of credit.                                             Leverage
                                                                                                                   Liquidity
                                                                                                                     Credit
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Trading: The sale of a security soon after its purchase. A portfolio engaging        2, 3, 5-21           Market
in such trading will have higher turnover and transaction expenses.
---------------------------------------------------------------------------------------------------------------------------------
Small and Micro Cap Equities: Equity securities of companies with market capitalization         1-3, 5-9,            Market
within or lower than those included in the S&P SmallCap 600 Index (whose market                 11-13, 18          Liquidity
capitalization range is generally between $23 million and $2.6 billion).
---------------------------------------------------------------------------------------------------------------------------------
Stand-by Commitments: Contract where a dealer agrees to purchase at a Fund's option               17-22              Market
a specified municipal obligation at its amortized cost value to the Fund plus accrued interest.
---------------------------------------------------------------------------------------------------------------------------------
Stock-Index Options: A security that combines features of options with securities trading     1-3, 5, 7, 8,        Management
using composite stock indices.                                                                  11-13, 18            Market
                                                                                                                     Credit
                                                                                                                   Liquidity
                                                                                                                    Leverage
---------------------------------------------------------------------------------------------------------------------------------
Stripped Obligations: U.S. Treasury Obligations and their unmatured interest coupons              14-22          Interest Rate
that have been separated ("stripped") by their holder, typically a custodian bank or other institution.
---------------------------------------------------------------------------------------------------------------------------------
Time Deposits: Non-negotiable receipts issued by a bank in exchange for the deposit                1-22            Liquidity
of funds.                                                                                                            Credit
                                                                                                                     Market
---------------------------------------------------------------------------------------------------------------------------------

Additional Information About the Funds' Investments
--------------------------------------------------------------------------------

INSTRUMENT                                                                                      FUND CODE          RISK TYPE
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Agency Securities: Securities issued by agencies and instrumentalities            1-22           Interest Rate
of the U.S. Government. These include Fannie Mae and Freddie Mac.                                                    Credit
---------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Obligations: Bills, notes, bonds, Ginnie Maes, separately traded registered         1-22           Interest Rate
interest and principal securities, and coupons under bank entry safekeeping.
---------------------------------------------------------------------------------------------------------------------------------
Variable and Floating Rate Instruments: Obligations with interest rates which are reset        3, 5, 10,             Credit
daily, weekly, quarterly or some other period and which may be payable to the Fund             14-20, 22           Liquidity
on demand.                                                                                                           Market
---------------------------------------------------------------------------------------------------------------------------------
Warrants: Securities, typically issued with preferred stock or bonds, that give the holder     1, 5, 7-9,            Market
the right to buy a proportionate amount of common stock at a specified price.                  12, 13, 18            Credit
---------------------------------------------------------------------------------------------------------------------------------
When-Issued and Delayed Delivery Transactions: Purchase or contract to purchase                   1-22               Market
securities at a fixed price for delivery at a future date. Under normal market conditions,                          Leverage
when-issued purchases and forward commitments will not exceed 25% of the value of a                                Liquidity
Fund's total assets.                                                                                                 Credit
---------------------------------------------------------------------------------------------------------------------------------
Yankee Bonds and Similar Debt Obligations: U.S. dollar denominated bonds issued              1, 3, 4, 7, 8,          Market
by foreign corporations or governments. Sovereign bonds are those issued by the                10, 14, 15,           Credit
government of a foreign country. Supranational bonds are those issued by supranational            17-22          Interest Rate
entities, such as the World Bank and European Investment Bank. Canadian bonds are                                  Political
those issued by Canadian provinces.                                                                            Foreign Investment
---------------------------------------------------------------------------------------------------------------------------------
Zero-Coupon Debt Obligations: Bonds and other debt obligations that pay no interest,              12-22              Credit
but are issued at a discount from their value at maturity. When held to maturity, their                              Market
entire return equals the difference between their issue price and their maturity value.                          Interest Rate
---------------------------------------------------------------------------------------------------------------------------------

Investment Risks
--------------------------------------------------------------------------------

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Principal Investment Risks." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Foreign Investment Risk. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

Interest Rate Risk. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

Inverse Market Risk. The particular type of market risk (see summary below) associated with "bear funds" that are intended to perform when equity markets decline. These investments will lose value when the equity markets to which they are tied are increasing in value.

Additional Information About the Funds' Investments
--------------------------------------------------------------------------------

Leverage Risk. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

      Hedged. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Fund also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Fund's hedging transactions will be effective.

      Speculative. To the extent that a derivative is not used as a hedge, the Fund is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on investment management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Management Risk. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Political Risk. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

Pre-Payment/Call Risk. The risk that the principal repayment of a security will occur at an unexpected time. Pre-payment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call"-or repay-higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income-and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Pre-payment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

Regulatory Risk. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

Tax Risk. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

Additional Information About the Funds' Investments
--------------------------------------------------------------------------------

Investment Policies of the Underlying Funds
--------------------------------------------------------------------------------

The following is a brief description of the principal investment policies of the Institutional Money Market Fund and the U.S. Treasury Money Market Fund, two underlying Funds of the LifeModel Funds whose policies are not otherwise described in this Prospectus.

Institutional Money Market Fund

The Fund's fundamental investment objective is current income from short-term securities consistent with the stability of principal.

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will be able to do so. All of the Fund's investments are expected to mature in the short-term (397 days or less) and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests at least 95% of its portfolio in high-quality securities called "first tier" securities or unrated securities that are considered equivalent by the Fund's investment manager. These generally will be corporate securities, including commercial paper, that at the time of purchase are rated by such firms as Standard & Poor's and Moody's in their highest short-term major rating categories, or are unrated securities that are considered equivalent by the Fund's investment manager. They also may include securities issued or guaranteed as to principal or interest by the U.S. Treasury or any U.S. Government agency or instrumentality. Additionally, shares of registered money market investment companies that invest exclusively in these securities may be used.

The Fund reserves the right to invest up to 5% of its total assets in "second tier" securities, which generally are corporate securities that, at the time of purchase, are rated by such firms as Standard & Poor's and Moody's in their second highest short-term major rating categories, or unrated securities that are considered equivalent by the Fund's investment manager. Some corporate securities purchased by the Fund may be restricted securities, that is, they may be subject to limited resale rights.

The Fund may also invest in repurchase agreements collateralized by the securities mentioned above.

U.S. Treasury Money Market Fund

The Fund's fundamental investment objective is stability of principal and current income consistent with stability of principal.

The Fund manages its portfolio subject to strict SEC guidelines, which are designed so that the Fund may maintain a stable $1.00 per share price, although there is no guarantee that it will do so. All of the Fund's investments are expected to mature in the short-term (397 days or less), and the dollar-weighted average portfolio maturity of the Fund may not exceed 90 days.

The Fund invests all of its assets in high-quality, short-term obligations issued by the U.S. Treasury, which are guaranteed as to principal and interest by the U.S. Government, and repurchase agreements collateralized by U.S. Treasury securities, and shares of registered money market investment companies that invest exclusively in securities.

Fund Management
--------------------------------------------------------------------------------

Investment Advisor and Subadvisor
--------------------------------------------------------------------------------

Fifth Third Asset Management, Inc., 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as investment advisor to the Funds and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is in turn a wholly-owned subsidiary of Fifth Third Bancorp. Fifth Third Asset Management, Inc. (and its predecessors), with a team of approximately 41 investment strategists and portfolio managers, 12 equity and fixed income research analysts, and 13 equity and fixed income traders, has been providing investment management services to individuals, institutions and large corporations since 1975. Morgan Stanley Investment Management Inc. ("MSIM"), 1221 Avenue of the Americas, New York, New York 10020, serves as investment subadvisor to Fifth Third International Equity Fund.

Subject to the supervision of the Funds' Board of Trustees, the Advisor manages the Funds' assets, including buying and selling portfolio securities. The Advisor employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities. The Advisor also furnishes office space and certain administrative services to the Funds.

Fund Management
--------------------------------------------------------------------------------

As of June 30, 2005, Fifth Third Asset Management, Inc. had approximately $21 billion of assets under management, including approximately $12 billion of assets in the Fifth Third Funds. As of March 31, 2005, MSIM, together with its affiliated institutional asset management companies, had approximately $414 billion of assets under management, including approximately $272 billion of assets held by mutual funds (including sub-advisory relationships).
--------------------------------------------------------------------------------

The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. The Funds and the Advisor are seeking exemptive relief from the Securities and Exchange Commission (SEC) to permit the Advisor, subject to certain conditions, including the one-time approval of the Funds' Board of Trustees and shareholders to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Advisor has received the one-time approval from the Funds' Board of Trustees and shareholders, and if the Advisor obtains this exemptive order from the SEC, the Advisor will have the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.

The management fees, after fee waivers, paid by the Funds for the fiscal year ended July 31, 2004 are as follows:

                                                        As a percentage of
                                                        average net assets
--------------------------------------------------------------------------------
Small Cap Growth Fund                                         0.70%
--------------------------------------------------------------------------------
Mid Cap Growth Fund                                           0.80%
--------------------------------------------------------------------------------
Quality Growth Fund                                           0.80%
--------------------------------------------------------------------------------
Large Cap Core Fund                                           0.70%
--------------------------------------------------------------------------------
Equity Index Fund                                             0.14%
--------------------------------------------------------------------------------
Balanced Fund                                                 0.80%
--------------------------------------------------------------------------------
Micro Cap Value Fund                                          1.00%
--------------------------------------------------------------------------------
Small Cap Value Fund(1)                                       0.90%
--------------------------------------------------------------------------------
Multi Cap Value Fund                                          1.00%
--------------------------------------------------------------------------------
Disciplined Large Value Fund                                  0.80%
--------------------------------------------------------------------------------
LifeModel Aggressive Fund(SM)                                 0.03%
--------------------------------------------------------------------------------
LifeModel Moderately Aggressive Fund(SM)                      0.03%
--------------------------------------------------------------------------------
LifeModel Moderate Fund(SM)                                   0.03%
--------------------------------------------------------------------------------
LifeModel Moderately Conservative Fund(SM)                    0.03%
--------------------------------------------------------------------------------
LifeModel Conservative Fund(SM)                               0.03%
--------------------------------------------------------------------------------
Strategic Income Fund                                         1.00%
--------------------------------------------------------------------------------
Technology Fund                                               1.00%
--------------------------------------------------------------------------------
International Equity Fund(2)                                  1.00%
--------------------------------------------------------------------------------
Bond Fund                                                     0.60%
--------------------------------------------------------------------------------
Intermediate Bond Fund                                        0.55%
--------------------------------------------------------------------------------
Short Term Bond Fund                                          0.50%
--------------------------------------------------------------------------------
U.S. Government Fund                                          0.44%
--------------------------------------------------------------------------------
Municipal Bond Fund                                           0.55%
--------------------------------------------------------------------------------
Intermediate Municipal Bond Fund                              0.55%
--------------------------------------------------------------------------------
Ohio Municipal Bond Fund                                      0.55%
--------------------------------------------------------------------------------
Michigan Municipal Bond Fund                                  0.45%
--------------------------------------------------------------------------------
Prime Money Market Fund                                       0.40%
--------------------------------------------------------------------------------

(1) The Advisor paid a portion of this fee to the Fund's subadvisor. At a meeting of the Board of Trustees on March 24, 2004, the Board determined to not continue the subadvisory agreement with Chartwell Investment Partners with respect to the Small Cap Value Fund and to allow such subadvisory agreement to automatically terminate on April 30, 2004.

(2)   The Advisor paid a portion of this fee to the Fund's subadvisor.

Fund Management
--------------------------------------------------------------------------------

Portfolio Managers
--------------------------------------------------------------------------------

Fifth Third Asset Management Inc.
--------------------------------------------------------------------------------

Equity Funds

Scott A. Billeadeau, has been the portfolio manager of the Fifth Third Mid Cap Growth Fund since June 2003; the portfolio manager of the Fifth Third Small Cap Growth Fund since February 2005; and the co-portfolio manager of the Fifth Third Technology Fund since November 2003. Mr. Billeadeau is a Director of Mid Cap/Small Cap Growth Strategies for Fifth Third Asset Management, Inc. Prior to joining Fifth Third Asset Management, Inc. in March 2003, Mr. Billeadeau spent four years as Senior Vice President and Senior Portfolio Manager for Investment Advisers, Inc. where he was responsible for mid cap and small cap growth strategies. Additionally, he was a founding principal of Paladin Investment Associates, LLC on its formation in December 2000. Previously, he spent two years with TradeStreet Investment Associates, Inc., a subsidiary of Nationsbank, where he was a Senior Portfolio Manager and the Director responsible for the mid cap and small cap growth strategies. He has also held positions with Bank of America Investment Management and American Express Financial Advisors. Mr. Billeadeau graduated from Princeton University with a degree in Economics in 1984 and earned his Chartered Financial Analyst designation in 1991. In 2001, he was elected to the Board of Directors of FactSet Research Systems Inc., an NYSE listed company.

John L. Cassady III has been the co-portfolio manager for the Fifth Third Balanced Fund (fixed income portion) since April 2000. Mr. Cassady is a Senior Portfolio Manager - Taxable Fixed Income for Fifth Third Asset Management, Inc. Prior to joining Fifth Third Asset Management, Inc.'s predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over sixteen years of investment experience, including eleven years of fixed income portfolio management. He earned his BS in Industrial Management from the Georgia Institute of Technology. He is currently a member of the West Michigan Chapter of the Investment Analysts Society of Chicago.

Steven E. Folker has been the portfolio manager of the Fifth Third Quality Growth Fund since June 1993. Currently, he is the Managing Director of Growth Strategies for Fifth Third Asset Management, Inc. and is a Vice President of Fifth Third Bank. He has earned his Chartered Financial Analyst designation, has over twenty five years of investment experience and is a member of the Cincinnati Society of Financial Analysts. He earned a BBA in Finance & Accounting and an M.S. - Business in Finance, Investments & Banking from the University of Wisconsin.

Martin E. Hargrave has been the co-portfolio manager of the Fifth Third Mid Cap Growth Fund since February 2005. Mr. Hargrave joined Fifth Third Asset Management, Inc. in 2003 as a Portfolio Manager of Mid Cap/Small Cap Growth Strategies. In 1991, Mr. Hargrave joined Sunkist Growers, Inc. where he was responsible for managing the employee benefits investments, banking relationships, and cash management operations. He joined Investment Advisers, Inc. in 1996 as an institutional client service representative and in August 2000 he joined the small/mid cap team as a portfolio manager. Mr. Hargrave graduated from the University of Southern California with a Bachelor of Science degree, followed by a Master's degree in Finance from the Anderson School at the University of California, Los Angeles. He earned the Chartered Financial Analyst designation in 1998.

Michael M. Hays has been the portfolio manager of the Fifth Third Small Cap Value Fund since inception in February 2003. Mr. Hays is the Director of Small Cap Value Strategies for Fifth Third Asset Management, Inc. Previously, he served as a portfolio manager for individual and institutional clients with Gelfand/Maxus Asset Management, which, prior to its merger with Fifth Third Asset Management, Inc., was a subsidiary of Maxus Investment Group. Mr. Hays has over twenty seven years of experience as a portfolio manager and equity research analyst. Before joining Maxus in 1998, he had held executive positions with independent investment advisors and regional brokerage firms. Mr. Hays has served as director of Equity Research for several firms and specializes in the research and selection of value-oriented equity securities. He received his BS in Business Administration from Illinois State University and an MBA in Finance from San Diego State University. Mr. Hays also holds the Chartered Financial Analyst designation and is a member of the Cleveland Society of Security Analysts.

Eric J. Holmes has been the portfolio manager for the Fifth Third Micro Cap Value Fund since April 2005. Mr. Holmes is an Analyst of Value Strategies for Fifth Third Asset Management, Inc. Prior to joining Fifth Third in February 2003, Mr. Holmes accumulated over nine years of experience as an equity analyst for Manning & Napier Advisors and Victory Capital Management. Mr. Holmes received his undergraduate degree in Economics from the State University of New York at Geneseo and his MBA in Finance from Rochester Institute of Technology. He earned the Chartered Financial Analyst designation in 1998 and is a member of the Cleveland Society of Security Analysts.


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James R. Kirk has been the portfolio manager of the Fifth Third Disciplined
Large Cap Value Fund since August 2002 and the co-portfolio manager of the Fifth Third Multi Cap Value Fund since April 2005. He is a Director of Large Cap Value Strategies for Fifth Third Asset Management, Inc. Prior to joining Fifth Third, he spent almost three years as the chief investment strategist and manager of a value equity fund for National City Investment Management Co., and then four years as the chief investment officer for National City Bank's Private Investment Advisors Group. Prior to his association with National City, Mr. Kirk was the President and Chief Investment Officer of Society Asset Management, a subsidiary of KeyCorp. Mr. Kirk earned a BA in Economics and an MBA from Case Western Reserve University and has also earned his Chartered Financial Analyst designation. He has accumulated over thirty two years of investment experience in the capacities of portfolio manager, director of research, and chief investment officer. He is a member of the board of trustees of the Fairview/Lutheran Hospital Foundation and is a member and past president of the Cleveland Society of Security Analysts.

Peter M. Klein has been the portfolio manager of the Fifth Third Multi Cap Value Fund since January 2003. Mr. Klein is a Senior Portfolio Manager of Value Strategies for Fifth Third Asset Management, Inc. He spent seven years as an individual and institutional portfolio manager and an equity analyst with Gelfand/Maxus Asset Management, which, prior to its merger with Fifth Third Asset Management, Inc., was a subsidiary of Maxus Investment Group. He has over twenty three years of experience managing personal, corporate, endowment and Taft-Hartley portfolios. Mr. Klein received his undergraduate degree in Philosophy magna cum laude from John Carroll University and his MBA in Finance from Cleveland State University. He holds the Chartered Financial Analyst designation as well as a Series-7 General Securities Representative license. In addition, he has served as President and Program Chairman for the Cleveland Society of Security Analysts and is a member of the Association for Investment Management and Research.

Mark Koenig has been the co-portfolio manager of the Fifth Third Large Cap Core Fund and the Fifth Third Equity Index Fund since February 2005. He is the Managing Director of Quantitative Strategies for Fifth Third Asset Management, Inc. He has nine years of investment experience and served as the Director of Quantitative Analysis at the National City Investment Management Co. from 1999 - 2004. In this capacity he was responsible for the management of the quantitative equity products and the development of decision support models for National City's fundamental equity teams. From 1995 - 1998, Mr. Koenig was a quantitative analyst with National City Bank where he was responsible for developing risk analytics to support the bank's fixed-income desk. Previously, he spent ten years as a research engineer at Draper Laboratory where he specialized in developing guidance, navigation, and control algorithms for spacecraft, aircraft, and underwater vehicles. Mr. Koenig has an M.S. in Computational Finance from Carnegie Mellon University, an M.S. in Electrical Engineering from the University of Arizona, and a B.S. in Aerospace Engineering from the University of Cincinnati. He is a member of the CFA Institute, the CFA Society of Cleveland, and the American Finance Association. He earned the Chartered Financial Analyst designation in 2003.

Mary Jane Matts has been the co-portfolio manager of the Fifth Third Disciplined Large Cap Value Fund since July 2005. Prior to joining Fifth Third Asset Management, Inc. in July 2005, she spent 10 years in various functions with National City Bank. Most recently, she was Director of Research for the Wealth Management Group, which includes the Private Client Group and NatCity Investments, a brokerage firm. Prior to that, Ms. Matts managed the Value Team on the institutional side. Before joining National City in 1995, Ms. Matts was the Director of Research at Society Asset Management, now known as Victory Capital Management. She has 18 years of investment experience. She earned a B.A., cum laude and with honors, in Economics from Kenyon College and an M.B.A. from Case Western Reserve University. She is a CFA.

Daniel O'Neill has been the co-portfolio manager of the Fifth Third Small Cap Value Fund and the Fifth Third Micro Cap Value Fund since April 2005. Prior to joining Fifth Third Asset Management, Inc., Mr. O'Neill spent four years as an equity analyst focused on the Consumer/Retail sector for DB Advisors, LLC and Granite Capital International Group, LP. Previously, he was a sell-side analyst at Credit Suisse First Boston where he followed the Leisure Industry for two years. Before attending business school, Mr. O'Neill was an equity analyst at Clarion Management Ltd for four years. Mr. O'Neill received his B.S. in Industrial and Labor Relations from Cornell University and his MBA in Finance from Columbia Business School, where he was elected to the Beta Gamma Sigma Honor Society. He earned the Chartered Financial Analyst designation in 1997.

Daniel C. Popowics has been the co-portfolio manager of the Fifth Third Balanced Fund (equity portion) since September 2002. He joined Fifth Third Bank in 1999 and is currently an Analyst for Core Strategies with Fifth Third Asset Management, Inc. Prior to joining Fifth Third, he was a manager with Fidelity investments and then spent four years as a financial analyst with CIGNA Insurance. Mr. Popowics earned the Chartered Financial Analyst designation in 2002. In addition to his Fund duties, Mr. Popowics covers the Consumer Staples, Consumer Discretionary and Health Care industries . Mr. Popowics is a graduate of Duke University and earned an MBA in Finance from Rensselaer Polytechnic Institute.

Sunil M. Reddy has been the portfolio manager for the Fifth Third Technology Fund since inception in June 2000 and the co-portfolio manager for the Fifth Third Quality Growth Fund since September 2002. Mr. Reddy is a Senior Portfolio Manager of Large Cap


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Growth Strategies for Fifth Third Asset Management, Inc. Since 1997, he has been an Equity Analyst covering semiconductor, semiconductor equipment, enterprise hardware and software sectors at Fifth Third Bank. Prior to 1997, he was a portfolio manager at a large Midwestern bank. He earned his Chartered Financial Analyst designation in 1996 and has over fourteen years of investment experience and is a member of the Cincinnati Society of Financial Analysts. Mr. Reddy earned a BS in Electrical Engineering from The Ohio State University and a MBA from Case Western Reserve University.

James E. Russell has been the portfolio manager of the Fifth Third Balanced Fund (equity portion) since February 2002. Mr. Russell is the Managing Director of Core Strategies and the Equity Research Director for Fifth Third Asset Management, Inc. Prior to overseeing the equity research department, he spent several years as a portfolio manager in Fifth Third's Personal Trust Department and an equity analyst covering the chemicals, capital goods, and financials sectors. Mr. Russell graduated from Centre College with a BS before going on to obtain his MBA from Emory University. He earned the CFA designation in 1994 and has over fifteen years of investment experience as an analyst, portfolio manager, and fund manager. Mr. Russell is a former member of Centre College's Alumni Board, an active member of Emory University's Business School Advisory Board and a youth baseball coach.

Mitchell L. Stapley has been the portfolio manager of the Fifth Third Balanced Fund (fixed income portion) since April 2000, the portfolio manager of the Fifth Third Intermediate Bond Fund and the Fifth Third U.S. Government Bond Fund since November 1999, and the co-portfolio manager of the Fifth Third Short-Term Bond Fund since November 1996. Mr. Stapley, Chief Fixed Income Officer for Fifth Third Asset Management, Inc., is responsible for all fixed income management and trading. Mr. Stapley has been with Fifth Third since December 1988 and has over twenty two years of portfolio management experience. Prior to joining Fifth Third, Mr. Stapley was Manager of Short Term Investments/Foreign Exchange Exposure at Navistar International Corporation in Chicago where he was responsible for both investment strategy and implementation and foreign exchange hedging and trading. Prior to joining Navistar, Mr. Stapley served as a Portfolio Manager for William Wrigley Jr. Company in Chicago. He earned the Chartered Financial Analyst designation in 1994 and received his BS degree in Economics and Political Science, with honors, from Albion College in 1981. Mr. Stapley is a member of the Detroit Bond Club and served as President for the Investment Analysts' Society of Chicago-Western Michigan Chapter.

Jill A. Thompson has been the co-portfolio manager of the Fifth Third Small Cap Growth Fund since July 2005. Ms. Thompson joined Fifth Third Asset Management, Inc. in March 2005 as Portfolio Manager on the firm's small and mid cap growth products. Before joining Fifth Third Asset Management, Inc., Jill served as co-portfolio manager of KB Growth Advisors' small cap growth product for five years. Prior to that, she was with US Bancorp Piper Jaffray for ten years, where she served as co-portfolio manager of US Bancorp Asset Management/Piper Capital Management's small and mid cap growth products. A Chartered Financial Analyst, Jill graduated from St. Cloud State University with a Bachelor of Science in Finance. Jill has over 15 years of investment experience.

Michael P. Wayton has been a co-portfolio manager of the Fifth Third Equity Index Fund and the Fifth Third Large Cap Core Fund since February 2005. Mr. Wayton is a Portfolio Manager of Quantitative Strategies for Fifth Third Asset Management, Inc. Prior to joining Fifth Third, he was a quantitative analyst for the National City Investment Management Company and was responsible for the management of the firm's passive assets and the development of quantitative equity models. He has over six years of investment experience and is a member of the CFA Society of Cleveland. Mr. Wayton earned a BSBA in finance from The Ohio State University.

E. Keith Wirtz has been the co-portfolio manager of the Fifth Third International Equity Fund since November 2003. Mr. Wirtz joined Fifth Third Asset Management, Inc. as the President and Chief Investment Officer and Fifth Third Bank as the Chief Investment Officer in March 2003. From 2000 through March 2003, Mr. Wirtz was the President and Chief Executive Officer of Paladin Investment Associates, LLC, an investment management firm. From 1999 to 2000, Mr. Wirtz was the President and Chief Executive Officer of Investment Advisers, Inc., an investment management subsidiary of Lloyds TSB. From 1981 to 1999, Mr. Wirtz held a variety of investment management positions at Bank of America Corp.

Asset Allocation Funds

John E. Augustine has been portfolio manager for the Fifth Third LifeModel Funds since their inception in 2002, a co-portfolio manager of the Fifth Third International Equity Fund since November 2004 and is the Chief Investment Strategist for Fifth Third Asset Management, Inc. He joined Fifth Third Bank in 1998 as a Senior Portfolio Manager for both equity and fixed income clients. Previously, he spent four years with Star Bank as a portfolio manager, three years with Heritage Trust & Asset Management, and two years with IDS Financial Services. He is a member of the Fifth Third Asset Management Investment Policy Committee, Investment Strategy Team, Alternative Investments Team, and has over 15 years of portfolio management experience. He holds the professional designation of Chartered Financial Analyst. Mr. Augustine is a graduate of the Ohio State University and the Midwest Bankers Association Trust School. He is a former president and board member for the Dayton Society of Financial Analysts; is on the University of Dayton - Flyer Investment Advisory Board; and is a part-time business professor in the graduate school at the University of Dayton.


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Income Funds

James M. Bernard has been the portfolio manager of the Fifth Third Ohio Municipal Bond Fund since January 2001. Mr. Bernard is a Director of Tax Exempt Fixed Income for Fifth Third Asset Management, Inc. Mr. Bernard was Vice President and Fixed Income Portfolio Manager of Gelfand/Maxus Asset Management from 1995 to 2000. Mr. Bernard's experience in the investment industry spans nearly thirty years. He received his BSBA degree in Business Finance from Xavier University in Cincinnati and received his MBA from Ball State University. Mr. Bernard is a Chartered Financial Analyst and has been a trustee and treasurer of ADDS (an alcohol and drug counseling center) since 2003.

John L. Cassady III has been a co-portfolio manager for the Fifth Third Bond Fund, the Fifth Third Intermediate Bond Fund and the Fifth Third U.S. Government Bond Fund since November 1999. Mr. Cassady is a Senior Portfolio Manager - Taxable Fixed Income for Fifth Third Asset Management, Inc. Prior to joining Fifth Third Asset Management, Inc.'s predecessor, Lyon Street Asset Management, in 1999, Mr. Cassady spent eight years as a portfolio manager for APAM, Inc. Mr. Cassady earned his Chartered Financial Analyst designation in 1999 and has over sixteen years of investment experience, including eleven years of fixed income portfolio management. He earned his BS in Industrial Management from the Georgia Institute of Technology. He is currently a member of the West Michigan Chapter of the Investment Analysts Society of Chicago.

John P. Hoeting has been the portfolio manager of the Fifth Third taxable money market funds since February 2000 and the co-portfolio manager of the Fifth Third Short-Term Bond Fund since April 2004. Prior to joining Fifth Third Asset Management, Inc. in February 2000, he spent nearly 3 years as a research analyst and money market portfolio manager with Ft. Washington Investment Advisors, and its predecessor Countrywide Investments. Mr. Hoeting has over twelve years of experience as a research analyst and portfolio manager. Mr. Hoeting earned a BS in Finance from the University of Dayton and earned the Chartered Financial Analyst designation in 1997. Mr. Hoeting is a member of AIMR and the Cincinnati Society of Financial Analysts.

Peter Kwiatkowski has been the co-portfolio manager of the Fifth Third Strategic Income Fund since February 2005. He is currently a Portfolio Manager of Income Strategies of Fifth Third Asset Management, Inc. He joined Fifth Third Bank's Treasury Group in August 2001 with responsibility for structured finance/securitizations, investments, balance sheet management, and economic analysis. He moved in May 2003 to Fifth Third's Income Strategies group where he is responsible for strategic income, dividend growth, fixed income, and alternative income/quantitative strategies. He spent over two years beginning in April 1999 with Pacific Investment Management Company LLC (PIMCO) in various functions including as a Portfolio Analyst supporting the emerging markets and mortgage strategies. Mr. Kwiatkowski's previous experience includes seven years in real estate. He graduated summa cum laude from California State University at Long Beach with a B. S. in Finance, Real Estate and Law and earned the Chartered Financial Analyst designation in 2002. He is a member of the Cincinnati Society of Financial Analysts.

Michael J. Martin has been the portfolio manager for the Fifth Third Municipal Bond Fund and the Fifth Third Intermediate Municipal Bond Fund since November 1997; co-portfolio manager for the Fifth Third Michigan Municipal Bond Fund since January 1995; and for the Fifth Third Ohio Municipal Bond Fund since January 2001. Mr. Martin is the Managing Director of Tax Exempt Fixed Income for Fifth Third Asset Management, Inc. and has over eleven years of experience as a portfolio manager with the Advisor and its predecessor, Lyon Street Asset Management Company. Mr. Martin earned his Chartered Financial Analyst designation in 1993. He earned his BS in Geological Engineering with honors, from Michigan Technological University in 1983 and his MBA from Michigan State University in 1989.

Mirko M. Mikelic has been a co-portfolio manager of the Fifth Third Bond Fund since April 2005 and a co-portfolio manager of the Fifth Third U.S. Government Bond Fund since October 2004. Mr. Mikelic joined Fifth Third Asset Management, Inc. as a Senior Analyst - Fixed Income in June 2003. Prior to joining Fifth Third, Mr. Mikelic was an international equity analyst at ReachCapital Management in Harrison, NY and wrote research reports for CCN LLC. Prior to CCN, Mr. Mikelic spent 3 years at Credit Suisse First Boston/DLJ where he was part of the Liability Management desk. Additionally, he worked in a mortgage sales capacity with many of the largest fixed income managers globally. Previous to DLJ, Mr. Mikelic spent two years with Morgan Stanley as a Fixed Income Associate on the Mortgage Research & Trading desks. Mr. Mikelic received a BA degree in Chemistry/Physics at Kalamazoo College as well as a BSEE from Wayne State University. Mr. Mikelic also completed an MA in International Political Economy/Relations and later an MBA in Analytic Finance and Accounting from the University of Chicago. In between his MA and MBA, Mr. Mikelic was a consultant for Information Resources, designing multidimensional OLAP databases.

Sarah M. Quirk has been the portfolio manager for the Fifth Third Michigan Municipal Bond Fund; the co-portfolio manager for the Fifth Third Municipal Bond Fund and the Fifth Third Intermediate Municipal Bond Fund since May 1998; and the co-portfolio manager for the Fifth Third Ohio Municipal Bond Fund since May 2005. Ms. Quirk is a Senior Portfolio Manager of Tax Exempt Fixed Income for Fifth Third Asset Management, Inc. and has over twenty one years of investment experience. Prior to joining Fifth Third Asset Management, Inc.'s predecessor, Lyon Street Asset Management, in January 1998, Ms. Quirk managed a Michigan


                                                                              81
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Shareholder Information
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municipal money market fund and spent fifteen years in the municipal bond industry as a municipal bond trader. She earned her BS degree in finance in 1979 from Ball State University and her MBA from The University of Notre Dame in 1997.

Christian L. Rieddle, CFA, has been a co-portfolio manager of the Fifth Third Bond Fund, the Fifth Third Intermediate Bond Fund and the Fifth Third U.S. Government Bond Fund since March 2003. Mr. Rieddle joined Fifth Third Asset Management, Inc. as a Senior Portfolio Manager of Taxable Fixed Income in August 2002. Prior to joining Fifth Third Asset Management, Inc., he spent nearly four years as a Trust Officer and Portfolio Manager with First Indiana Bank. From 1989 through 1998, Mr. Rieddle was an Institutional Portfolio Manager with Bank One and its predecessor institutions. Mr. Rieddle graduated from Indiana University-Bloomington with a B.S. degree in Business in May 1979, and a Masters of Business Administration degree May 1982. Mr. Rieddle earned his Chartered Financial Analyst designation in 1993. Mr. Rieddle is a member of the Association for Investment Management and Research (AIMR), and its local society, the West Michigan Chapter of the Investment Analysts Society of Chicago.

John B. Schmitz has been the portfolio manager of the Fifth Third Strategic Income Fund since September 2002. Previously, John spent 8 years as the co-manager of the Fifth Third International Equity Fund. He is the Managing Director of Strategic Income for Fifth Third Asset Management, Inc. Mr. Schmitz earned his Chartered Financial Analyst designation in 1992 and has more than 19 years of investment experience. He is also a member of the Cincinnati Society of Financial Analysts. Mr. Schmitz graduated with a BBA in Finance & Real Estate from the University of Cincinnati.

Mitchell L. Stapley has been the portfolio manager of the Fifth Third Bond Fund since March 1995. Mr. Stapley, Chief Fixed Income Officer for Fifth Third Asset Management, Inc., is responsible for all fixed income management and trading. Mr. Stapley has been with Fifth Third since December 1988 and has over twenty two years of portfolio management experience. Prior to joining Fifth Third, Mr. Stapley was Manager of Short Term Investments/Foreign Exchange Exposure at Navistar International Corporation in Chicago where he was responsible for both investment strategy and implementation and foreign exchange hedging and trading. Prior to joining Navistar, Mr. Stapley served as a Portfolio Manager for William Wrigley Jr. Company in Chicago. He earned the Chartered Financial Analyst designation in 1994 and received his BS degree in Economics and Political Science, with honors, from Albion College in 1981. Mr. Stapley is a member of the Detroit Bond Club and served as President for the Investment Analysts' Society of Chicago-Western Michigan Chapter.

David L. Withrow has been the portfolio manager the Fifth Third Short-Term Bond Fund since May 2002. He joined Fifth Third Bank's Investment Advisors Division in 1999 as a senior fixed income portfolio manager for actively managed institutional accounts. Prior to joining Fifth Third, he spent over 10 years as a fixed income portfolio manager with Prime Capital Management. Mr. Withrow graduated from Anderson University and earned a BA in Economics. Mr. Withrow earned his CFA designation in 1993. Mr. Withrow is a member of AIMR and the Cincinnati Society of Financial Analysts.

Morgan Stanley Investment Management Inc.

Ann Thivierge has served as portfolio manager for the Fifth Third International Equity Fund since 1995. She joined Morgan Stanley Investment Management in 1986 and became a Managing Director in 1996. She manages over $6 billion in international equities, primarily for institutional accounts. She has been a member of MSIM's asset allocation committee for nine years. Ms. Thivierge received a BA from James Madison College, Michigan State University in International Relations and her MBA from New York University in Finance in 1992.

Shareholder Information
--------------------------------------------------------------------------------

Purchasing and Selling Fund Shares
--------------------------------------------------------------------------------

Pricing Money Market Fund Shares

The Fund's Net Asset Value (NAV) is calculated by dividing the Fund's net assets by the number of its shares outstanding. The Fund attempts to maintain a NAV of $1 per share. The value of each portfolio instrument held by the Fund is determined by using amortized cost.

Fifth Third Prime Money Market Fund calculates its NAV at 4 p.m. Eastern Time. The Fund's NAV is calculated on any day that the Federal Reserve Bank of Cleveland and the principal bond markets (as recommended by the Bond Market Association) are open for regular trading, as well as any other day on which regular trading in money market instruments is taking place. On any day that the bond markets close early, such as days in advance of holidays or in the event of any emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day. The Funds will be closed on the following holidays: New


82
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Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas.

Pricing Stock and Bond Fund Shares

The price of Fund shares is based on each Fund's Net Asset Value (NAV). The value of each portfolio instrument held by the Funds is determined by using market prices, where available, and fair market values. Under special circumstances, such as when an event occurs after the close of the exchange on which a Fund's portfolio securities are principally traded, but prior to 4:00 p.m. Eastern Time, which, in the investment manager's opinion has materially affected the price of those securities, the Fund may use fair value pricing. Each Fund's NAV is calculated at 4:00 p.m. Eastern Time each day the New York Stock Exchange is open for regular trading. Each Fund's NAV may change on days when shareholders will not be able to purchase or redeem Fund shares. The Funds will be closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Additional Information About Pricing Fund Shares

Shares of the Funds are sold through financial intermediaries who have entered into sales agreements with the Distributor. These financial intermediaries may be authorized to designate other intermediaries to act in this capacity. Orders received prior to the close of the New York Stock Exchange by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the New York Stock Exchange to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

Abusive Trading Practices
--------------------------------------------------------------------------------

In order to protect shareholders, the Funds discourage excessive short-term or other abusive trading practices that can increase transactional expenses, produce adverse tax consequences, or interfere with the efficient execution of portfolio management strategies. The Funds may reject purchases or exchanges, or terminate purchase or exchange privileges where excessive short-term or other abusive trading practices are detected. Certain accounts ("omnibus accounts") include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds monitor for excessive short-term or other abusive trading practices, there can be no guarantee that the Funds will be successful in identifying this activity, particularly with respect to activity occurring within omnibus accounts.

Purchasing and Adding To Your Shares
--------------------------------------------------------------------------------

You may purchase shares on days when the Fund is open for business. Your purchase price will be the next NAV after your purchase order, completed application and full payment have been received by the Funds or its transfer agent. All orders for the Stock Funds or for the Bond Funds must be received by the Funds or its transfer agent prior to 4:00 p.m. Eastern Time in order to receive that day's NAV. All orders for the Money Market Fund must be received by the Fund or its transfer agent on the following schedule (Eastern Time) in order to receive that day's NAV: Fifth Third Prime Money Market Fund--4 p.m.

You may purchase Advisor shares through broker-dealers and financial institutions which have a sales agreement with the distributor of Fund shares ("Dealers"). In order to purchase shares through any financial institution, you must open an account with that institution. That account will be governed by its own rules and regulations, which may be more stringent than the rules and regulations governing an investment in the Funds, and you should consult your account documents for full details.

Shareholder Contact Information

For Fifth Third Securities brokerage account holders, please contact your Fifth Third Securities representative at your local banking center or call 1-888-889-1025.

For brokerage account holders at other financial institutions (non-Fifth Third Securities), contact your investment representative at your financial institution.

For accounts held at the Funds, please call 1-800-282-5706, or write to Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706.


                                                                              83
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Shareholder Information
--------------------------------------------------------------------------------

The entity through which you are purchasing your shares is responsible for transmitting orders to the Funds and it may have an earlier cut-off time and different trading and exchanging policies. Consult that entity for specific information. Some policy differences may include:

o     minimum investment requirements

o     exchange policies

o     cutoff time for investments

o     redemption fees

If your purchase order has been received by the Funds prior to the time designated by the Funds for receiving orders, you will receive the dividend, if any, declared for that day.

Investment Amounts

The minimum initial investment in Advisor shares of the Funds offered by this Prospectus is $1,000. Subsequent investments must be in amounts of at least $50. The maximum investment for total purchases of Advisor shares by a shareholder is $999,999. These limitations on purchases of Advisor shares do not apply to retirement plans or omnibus accounts.

The investment limitations described above are for your benefit. They are cumulative and therefore multiple transactions that in total exceed these stated limitations must be disclosed to your investment representative to allow an accurate calculation. It is your responsibility to disclose all your transactions and holdings in the Fund to your investment representative.

Shareholder Information

All purchases must be in U.S. dollars. A fee may be charged for any checks that do not clear. The Funds reserve the right to reject cash, third-party checks, starter checks, traveler's checks and credit card convenience checks. All checks should be made payable to the Fifth Third Funds.

For details, contact the Trust toll-free at 1-800-282-5706 or write to: Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706.

The Funds may reject a purchase order for any reason. The Funds reserve the right to waive the minimum initial investment.

Systematic Investment Program

You may make monthly systematic investments in Advisor shares of the Funds from your bank account. There is no minimum amount required for initial amounts invested into the Funds. You may elect to make systematic investments on the 1st or the 15th of each month, or both. If the 1st or the 15th of the month is not a day on which the Funds are open for business, the purchase will be made on the following day the Funds are open for business.

Avoid Withholding Tax

Each Fund is required to withhold a portion of taxable dividends, capital gains distributions and redemptions paid to any shareholder who has not provided the Fund with his or her certified Taxpayer Identification Number (your Social Security Number for individual investors) or otherwise fails to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI.

Selling Your Shares
--------------------------------------------------------------------------------

You may sell your shares on days when the Fund is open for business. Your sales price will be the next NAV after your sell order is received by the Funds, its transfer agent, or your investment representative. All orders must be received by the Funds or its transfer agent prior to the time the Fund calculates its NAV in order to receive that day's NAV. If your order has been received by the Fund prior to the time the Fund calculates its NAV, and your shares have been sold you will not receive the dividend, if any, declared for that day. Normally you will receive your proceeds within a week after your request is received.

The entity through which you are selling your shares is responsible for transmitting the order to the Funds, and it may have an earlier cut-off for sale requests (See "Shareholder Contact Information" above). Consult that entity for specific information. If your sell order has been received by the Funds prior to the time designated by the Funds for receiving orders on a specific day, you will not receive the dividend, if any, declared for that day. See "Shareholder Contact Information" above.

If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send your request by regular mail to:
Fifth Third Funds, P.O. Box 182706, Columbus, Ohio 43218-2706, or by express mail to: Fifth Third Funds, c/o BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-3035.


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Systematic Withdrawal Plan

You may make automatic withdrawals on a monthly, quarterly or annual basis on the first day of that period that the Funds are open for business. The minimum required balance is $10,000 and the minimum withdrawal amount is $100.

Postponement of Redemption Payments

Federal securities law permits any Fund to delay sending to you redemption proceeds for up to seven days if the Fund believes that a redemption would disrupt its operation or performance. Under unusual circumstances, the law also permits the Fund to delay sending redemption payments during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as determined by the SEC.

Redemption In Kind

If, during any 90 day period, you redeem Fund shares worth more than $250,000 (or 1% of a Fund's net asset value if that amount is less than $250,000), the Funds reserve the right to pay part or all of the redemption proceeds in excess of these amounts in readily marketable securities instead of in cash.

Redemptions Within 15 Days of Initial Investment

When you have made your initial investment by check, you cannot redeem any portion of it until the Transfer Agent is satisfied that the check has cleared (which may require up to 15 business days). You can avoid this delay by purchasing shares with a certified check, or by wire.

Closing of Small Accounts

If your account falls below $1,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below the minimum after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

Exchanging Your Shares
--------------------------------------------------------------------------------

You may exchange your Fund shares for the same class of shares of any other Fifth Third Fund. No transaction fees are charged for exchanges. Be sure to carefully read the Prospectus of any Fund into which you wish to exchange shares.

You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable for investors subject to federal or state income taxation.

If exchanging shares through your financial institution, ask them for exchange procedures or call 1-800-282-5706.

Notes on exchanges

In order to prevent excessive short-term or other abusive trading practices, the Funds may reject exchanges, or change or terminate rights to exchange shares at any time.

Shares of the new Fund must be held in the same account name, with the same registration and tax identification numbers, as the shares of the old Fund.

The Exchange Privilege may be changed or eliminated at any time.

The Exchange Privilege is available only in states where shares of the Funds may be sold.

Shareholder Information
--------------------------------------------------------------------------------

All exchanges are based on the relative net asset value next determined after the exchange order is received by the Funds.

Distribution Arrangements/Sales Charges for the Funds
--------------------------------------------------------------------------------

Calculation of Sales Charges

The price of Advisor shares includes the initial sales charge. Therefore, part of the money you send to the Funds will be used to pay the sales charge. The remainder is invested in Funds' shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

The current sales charge rates for the Short Term Bond Fund, the Intermediate Bond Fund and the Intermediate Municipal Bond Fund are as follows:

                                    Sales Charge as a%      Charge as a %
                                    of Offering Price     of Your Investment    Dealer Reallowance
-----------------------------------------------------------------------------------------------------
Less than $50,000                         2.00%                 2.04%                 1.70%
-----------------------------------------------------------------------------------------------------
$50,000 but less than $100,000            1.50%                 1.52%                 1.25%
-----------------------------------------------------------------------------------------------------
$100,000 but less than $250,000           1.25%                 1.27%                 1.00%
-----------------------------------------------------------------------------------------------------
$250,000 but less than $500,000           1.00%                 1.01%                 0.85%
-----------------------------------------------------------------------------------------------------
$500,000 to $999,999                      0.50%                 0.50%                 0.40%
-----------------------------------------------------------------------------------------------------
$1,000,000 or more                    Not available         Not available         Not available
-----------------------------------------------------------------------------------------------------

The current sales charge rates for all other Fifth Third Funds (except for the Prime Money Market Fund) are as follows:

                                    Sales Charge as a%      Charge as a %
                                    of Offering Price     of Your Investment    Dealer Reallowance
-----------------------------------------------------------------------------------------------------
Less than $50,000                         3.25%                 3.36%                 2.90%
-----------------------------------------------------------------------------------------------------
$50,000 but less than $100,000            2.75%                 2.83%                 2.40%
-----------------------------------------------------------------------------------------------------
$100,000 but less than $250,000           2.00%                 2.04%                 1.70%
-----------------------------------------------------------------------------------------------------
$250,000 but less than $500,000           1.25%                 1.27%                 1.00%
-----------------------------------------------------------------------------------------------------
$500,000 to $999,999                      1.00%                 1.01%                 0.85%
-----------------------------------------------------------------------------------------------------
$1,000,000 or more                    Not available         Not available         Not available
-----------------------------------------------------------------------------------------------------

Sales Charge Reductions

The Fund offers reduced Advisor shares sales charges under certain circumstances as defined below. To calculate the sales charge applicable to your net purchase of Advisor shares, you may aggregate your investment with the greater of current market value or amount purchased of any Class A, Class B, Class C or Advisor shares of any Fifth Third Fund (except Advisor and Class A shares of the Money Market Funds) held in your account or accounts listed under "Combination Privilege" below. As an investor, it is your responsibility to disclose to your investment representative all of your mutual fund holdings to ensure that you receive all the sales charge reductions to which you are entitled.

      o Letter of Intent. You inform the Fund in writing that you intend to purchase at least $50,000 of Advisor shares (excluding money market fund shares) over a 13-month period to qualify for a reduced sales charge. You must include at least 5.00% of the total amount you intend to purchase with your letter of intent. Shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. A Letter of Intent may be backdated up to 90 days to include previous purchases for determining your sales charge. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

      o Rights of Accumulation. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. To determine whether the sale charge reduction applies, the value of the shares you already own will be calculated by using the greater of the current value or the original investment amount. To be eligible for the right of accumulation, shares of the Funds must be held in the following types of accounts: (i) individual or joint accounts; (ii) retirement accounts (IRA's, 401K's, etc.); or
          (iii) other accounts owned by the same shareholder (determined by Tax
          ID) or other shareholders eligible under the Combination Privilege defined below.

Shareholder Information
--------------------------------------------------------------------------------

      o Combination Privilege. Combine accounts of multiple funds (excluding Advisor and Class A shares of the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

In order to obtain a sales charge reduction you need to provide the Distributor or your investment representative, at the time of purchase, with information regarding shares held in other accounts which may be eligible for aggregation. When informing the Distributor or investment representative it may be necessary to provide information or records regarding shares of the Funds held in: (i) all accounts with the Funds or your investment representative; (ii) accounts with other investment representatives; and (iii) accounts in the name of immediate family household members (spouse and children under 21).

Information regarding the Fund's sales charge reduction program can also be obtained free of charge on the Funds' web-site: www.53.com.

Sales Charge Waivers

The following transactions qualify for waivers of sales charges that apply to Advisor shares:

      o Shares purchased through asset-based fee investment products or managed accounts.

      o Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the advisor or its affiliates or invested in any Fifth Third Fund.

      o Shares purchased for trust or other advisory accounts established with the Advisor or its affiliates.

      o Shares purchased by current and retired directors, trustees, employees, and immediate family household members (spouse and children under 21) of the Advisor and its affiliates and any organization that provides services to the Funds; current and retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Advisor or the Administrator belongs.

      o Shares purchased in connection with 401(k) plans, 403(b) plans and other employer-sponsored Qualified Retirement Plans, "wrap" type programs, non-transactional fee fund programs, and fee-based programs offered by financial planners and other types of financial institutions (including omnibus service providers).

      o Shares purchased by shareholders who owned Advisor shares of any Fifth Third Fund prior to August 1, 2005.

      o Shares purchased by Trust Companies, Retirement Plan Record-Keeping Firms, or similar organizations that purchase on behalf of their clients from the Fund through an omnibus account.

      o Shares purchased with certain proceeds from redemptions of unaffiliated mutual fund shares. See details below in Purchases with Proceeds from Redemptions of Unaffiliated Mutual Fund Shares.

Distribution/Service (12b-1) Fees

12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of each Fund's shares and/or for providing shareholder services.

In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

12b-1 fees may cost you more than paying other types of sales charges.

Advisor shares may pay a 12b-1 fee at an annual rate of up to 0.50% of the average daily net assets of the applicable Fund which the Distributor may use for shareholder servicing and distribution.

Your financial intermediary may not sell shares in all classes of the Funds or may sell classes that are more expensive to you as compensation or reimbursement for differing levels of servicing or expenses associated with your account. The Funds cannot be responsible for ensuring that your financial intermediary is placing you in the most appropriate class of shares as we are not privy to details of your account and are unable to make a determination as to which class is most suitable. You should discuss all compensation with your financial intermediary and be aware of how your account might be affected.

Shareholder Information
--------------------------------------------------------------------------------

Dividends and Capital Gains
--------------------------------------------------------------------------------

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account if you are not a participant in an IRA account or in a tax qualified plan. There are no sales charges for reinvested distributions.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution.

Dividends, if any, are declared daily and paid monthly by the following funds:
Fifth Third Strategic Income Fund and Fifth Third Prime Money Market Fund.

Dividends, if any, are declared and paid monthly by the following funds: Fifth Third Bond Fund, Fifth Third Municipal Bond Fund, Fifth Third Michigan Municipal Bond Fund, Fifth Third U.S. Government Bond Fund, Fifth Third Short Term Bond Fund, Fifth Third Ohio Municipal Bond Fund, Fifth Third Intermediate Municipal Bond, and Fifth Third Intermediate Bond Fund.

Dividends, if any, are declared and paid quarterly by the following funds: Fifth Third Quality Growth Fund, Fifth Third Disciplined Large Cap Value Fund, Fifth Third Technology Fund, Fifth Third Equity Index Fund, Fifth Third Large Cap Core Fund, Fifth Third Mid Cap Growth Fund, Fifth Third Micro Cap Value Fund, Fifth Third Multi Cap Value Fund, Fifth Third Balanced Fund, Fifth Third LifeModel Conservative Fund(SM), Fifth Third LifeModel Moderately Conservative Fund(SM), Fifth Third LifeModel Moderate Fund(SM), Fifth Third LifeModel Moderately Aggressive Fund(SM), and Fifth Third LifeModel Aggressive Fund(SM).

Dividends, if any, are declared and paid annually by the following Funds: Fifth Third Small Cap Value Fund, Fifth Third Small Cap Growth Fund and Fifth Third International Equity Fund.

Capital gains, if any, are distributed at least annually.

As discussed in detail in the Statement of Additional Information, if a Fund makes a distribution in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of a Shareholder's tax basis in Fund shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in the shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of those shares. The Fifth Third Strategic Income Fund is particularly susceptible to this possibility because it may, at times in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to shareholders for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders.

Expenses
--------------------------------------------------------------------------------

The expenses for investing in funds of funds, like the LifeModel Funds(SM), are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a fund of funds indirectly pay a portion of the fees and expenses charged at the underlying fund level. To lessen the impact of expenses incurred at the underlying fund level, the LifeModel Funds(SM) invest in Institutional shares of the underlying funds, which are not subject to any sales charge or distribution/service (12b-1) fees.

Shareholder Information
--------------------------------------------------------------------------------

Taxation
--------------------------------------------------------------------------------

Federal Income Tax

Taxation of Shareholder Transactions

A sale, exchange or redemption of Fund shares generally will result in a taxable gain or loss to the shareholder.

Taxation of Distributions

Each Fund expects to distribute substantially all of its investment income (including net realized capital gains and tax-exempt interest income, if any) to its shareholders at least annually. Unless otherwise exempt or as discussed below, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions received. This applies whether dividends and other distributions are received in cash or as additional shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the shares. Distributions of investment income designated by the Fund as derived from "qualified investment income" will be taxed at the rate applicable long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. An Asset Allocation Fund will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests. The use of a fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price paid). The use of a fund of funds structure could affect the amount, timing, and character of distributions to shareholders. See the Statement of Additional Information for further details.

Foreign Investments

Fifth Third International Equity Fund invests in foreign securities. Investment income received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to reduce tax rates or exemption on this income. The effective rate of foreign tax cannot be predicted since the amount of the Fund's assets to be invested within various countries is unknown. However, Fifth Third International Equity Fund intends to operate so as to qualify for treaty-reduced tax rates where applicable.

Fifth Third International Equity Fund intends to qualify so as to allow shareholders to claim a foreign tax credit or deduction on their federal income tax returns although there can be no assurance that it will be able to do so. Shareholders, however, may be limited in their ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their federal income tax returns.

Fifth Third International Equity Fund may invest in the stock of certain foreign corporations that would constitute a passive foreign investment company (PFIC). Federal income taxes at ordinary net income rates may be imposed on the Fund upon disposition of PFIC investments.

Additional Tax Information for Fifth Third Michigan Municipal Bond Fund, Fifth Third Ohio Municipal Bond Fund, Fifth Third Municipal Bond Fund, and Fifth Third Intermediate Municipal Bond ("Municipal Securities Funds").

If, at the end of each quarter of its taxable year, at least 50% of the value of a Fund's assets consists of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its shareholders. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes but may be subject to state and local taxes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

If a shareholder receives an exempt-interest dividend with respect to any share and such share is held by the shareholder for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation may be affected by the amount of tax-exempt interest income, include exempt-interest dividends, received by a shareholder.

Interest income from certain types of municipal securities may be subject to federal alternative minimum tax. To the extent a Fund invests in those securities, individual shareholders, depending on their own tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities.

Distributions, if any, derived from net capital gains will generally be taxable to shareholders as capital gains. The Municipal Securities Funds may pay such capital gains distributions from time to time. Dividends, if any, derived from taxable interest income will be taxable to shareholders as ordinary income.

Fifth Third Michigan Municipal Bond Fund, Fifth Third Ohio Municipal Bond Fund, Fifth Third Municipal Bond Fund, and Fifth Third Intermediate Municipal Bond Fund, may invest as much as 100% of their assets in municipal securities issued to finance private activities, the interest on which is a tax preference item for purposes of the alternative minimum tax.

Shareholder Information
--------------------------------------------------------------------------------

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Securities Funds generally will not be deductible for federal income tax purposes.

State and Local Taxes

Shareholders may also be subject to state and local taxes on distributions and redemptions. Under state or local law, distributions of investment income may be taxable to shareholders as dividend income even though a substantial portion of such distribution may be derived from interest excluded from gross income for federal income tax purposes that, if received directly, would be exempt from such income taxes. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under state and local tax laws.

Dividends from Fifth Third Ohio Municipal Bond Fund representing interest on obligations held by that Fund which are issued by the State of Ohio, political or governmental subdivisions thereof as defined in Section 5709.76(D)(10) of the Ohio Revised Code, or nonprofit corporations authorized to issue public securities for or on behalf of Ohio or a subdivision or agencies or instrumentalities of Ohio or its political subdivisions ("Ohio Obligations") are exempt from Ohio personal income tax as well as Ohio municipal or school district income taxes. Corporate shareholders that are subject to the Ohio corporation franchise tax may exclude such dividends from the Fund from the net income base of the Ohio corporation franchise tax.

Distributions with respect to shares of the Fifth Third Ohio Municipal Bond Fund properly attributable to profit on the sale, exchange or other disposition of Ohio Obligations will not be subject to Ohio personal income tax, or municipal or school district income taxes in Ohio and will not be included in the net income base of the Ohio corporation franchise tax. Distributions attributable to other sources generally will not be exempt from Ohio personal income tax, municipal or school district income taxes in Ohio or the net income base of the Ohio corporation franchise tax.

Although the Fund distributions described above attributable to interest on, and any profit from the sale, exchange or other disposition of, Ohio Obligations are excludable from the net income base of the Ohio corporation franchise tax, the value of all Fund shares must be included in the net worth base of the Ohio corporation franchise tax.

This discussion of Ohio taxes assumes that the Fifth Third Ohio Municipal Bond Fund will continue to qualify as a regulated investment company under the Internal Revenue Code and that at all times at least 50% of the value of the total assets of the Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions.

Because the Michigan Municipal Bond Fund intend to invest substantially all of their assets in tax-exempt obligations of the State of Michigan or its political subdivisions, shareholders who are subject to Michigan state income tax will generally not be subject to tax on dividends paid by these Funds to the extent that the dividends are attributable to interest income from these obligations. Shareholders should consult their tax advisors regarding the tax status of distributions in their state and locality.

Special Considerations for Non-U.S. Shareholders

Under current law, dividends (other than capital gain dividends) paid by the Funds to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Funds will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Funds properly designate nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. This provision will first apply to the Funds in their taxable years beginning August 1, 2005.

This is a brief summary of certain income tax consequences relating to an investment in the Funds, and shareholders are urged to consult their own tax advisors regarding the taxation of their investments under federal, state and local laws.

Additional Information about the Funds
--------------------------------------------------------------------------------

Investment in Exchange-Traded Funds. The Funds, except the Money Market Funds, may each invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)")*.

iShares(R) is a registered investment company unaffiliated with the Funds that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Fund may invest in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.


Shareholder Information
--------------------------------------------------------------------------------

Additional Compensation to Servicing Agents
--------------------------------------------------------------------------------

The Advisor and/or Distributor and/or their affiliates may pay amounts from their own assets to selling or servicing agents of the Fund for distribution-related activities, shareholder servicing, or other services they provide. These amounts may be fixed dollar amounts, a percentage of sales, a percentage of assets, or any combination thereof, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of shareholder servicing services, marketing related services, or access advantages to the Fund, including, for example, presenting the Fund on "approved" or "select" lists, in return for these payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

In addition, the Advisor and/or Distributor and/or their affiliates may pay amounts from their own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Fund's transfer agent. The Fund also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Funds' financial performance for the past five years or the period of each Fund's operations, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). Financial highlights for the Fifth Third Large Cap Core Fund, Disciplined Large Cap Value Fund, LifeModel Aggressive Fund(SM), LifeModel Moderately Aggressive Fund(SM), LifeModel Moderate Fund(SM), LifeModel Moderately Conservative Fund(SM), LifeModel Conservative Fund(SM), Intermediate Bond Fund, Short Term Bond Fund, U.S. Government Bond Fund, Intermediate Municipal Bond Fund, Ohio Municipal Bond Fund and Michigan Municipal Bond Fund are not presented because these shares are newly offered and do not have a financial history. The information for the Funds has been audited by PricewaterhouseCoopers LLP and other independent auditors. PricewaterhouseCoopers LLP's report, along with the Funds' financial statements, is incorporated by reference in the SAI, which is available upon request.

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                            Change in Net Assets                           Less Dividends and
                                                         Resulting from Operations                         Distributions from
                                                       ------------------------------                ------------------------------
                                                                        Net Realized
                                                                             and
                                                                         Unrealized     Change in
                                           Net Asset                   Gains/(Losses)   Net Assets
                                            Value,          Net             from        Resulting        Net         Net    Return
                                           Beginning     Investment      Investment        from      Investment   Realized    of
                                           of Period   Income/(Loss)    Transactions    Operations     Income       Gains   Capital
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund Advisor Shares
10/29/01(d) to 7/31/02                      $ 16.54       (0.03)           (2.31)         (2.34)          --        (0.56)      --
Year ended 7/31/03                          $ 13.64       (0.06)            2.17           2.11           --           --       --
Year ended 7/31/04                          $ 15.75       (0.21)#           1.44           1.23           --        (1.73)      --
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund Advisor Shares
10/29/01(d) to 7/31/02                      $ 13.47       (0.04)           (2.87)         (2.91)          --        (0.47)      --
Year ended 7/31/03                          $ 10.09       (0.12)#           1.81           1.69           --           --       --
Year ended 7/31/04                          $ 11.78       (0.12)            0.99           0.87           --           --       --
-----------------------------------------------------------------------------------------------------------------------------------
Quality Growth Fund Advisor Shares
10/29/01(d) to 7/31/02                      $ 16.79       (0.03)           (3.42)         (3.45)          --        (0.59)      --
Year ended 7/31/03                          $ 12.75       (0.03)            1.26           1.23           --           --       --
Year ended 7/31/04                          $ 13.98       (0.09)            0.40           0.31           --           --       --
-----------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund Advisor Shares
10/29/01(d) to 7/31/02                      $ 21.07        0.13            (3.67)         (3.54)       (0.14)          --       --
Year ended 7/31/03                          $ 17.39        0.18             1.48           1.66        (0.19)          --       --
Year ended 7/31/04                          $ 18.86        0.20#            2.10           2.30        (0.24)          --       --
-----------------------------------------------------------------------------------------------------------------------------------
Balanced Fund Advisor Shares
10/29/01(d) to 7/31/02(e)                   $ 12.58        0.07            (1.50)         (1.43)       (0.11)       (0.20)      --
Year ended 7/31/03                          $ 10.84        0.10             0.49           0.59        (0.13)          --       --
Year ended 7/31/04                          $ 11.30        0.06             0.64           0.70        (0.09)          --       --
-----------------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Fund Advisor Shares
Year ended 12/31/99                         $  4.80       (0.06)            1.08           1.02           --        (0.24)      --
Year ended 12/31/00                         $  5.58        0.03            (0.11)         (0.08)       (0.03)       (0.59)      --
Year ended 12/31/01                         $  4.88       (0.02)            1.10           1.08           --           --^      --
1/1/02 to 7/31/02(c)                        $  5.96       (0.04)           (0.11)         (0.15)          --           --       --
Year ended 7/31/03                          $  5.81       (0.07)#           2.36           2.29           --        (0.05)      --
Year ended 7/31/04                          $  8.05       (0.06)#           2.62           2.56           --        (0.52)      --
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund Advisor Shares
4/1/03(d) to 7/31/03                        $ 15.00       (0.01)            2.52           2.51           --           --       --
Year ended 7/31/04                          $ 17.51       (0.16)#           3.52           3.36           --        (0.98)      --
-----------------------------------------------------------------------------------------------------------------------------------
Multi Cap Value Fund Advisor Shares
Year ended 12/31/99                         $ 15.92        0.19             1.86           2.05        (0.23)       (0.25)      --
Year ended 12/31/00                         $ 17.49        0.18             3.89           4.07        (0.17)       (2.72)   (0.06)
Year ended 12/31/01                         $ 18.61        0.02             1.37           1.39           --        (0.91)      --
1/1/02 to 7/31/02(c)                        $ 19.09       (0.04)           (3.27)         (3.31)          --           --       --
Year ended 7/31/03                          $ 15.78       (0.05)            3.09           3.04           --           --       --
Year ended 7/31/04                          $ 18.82       (0.05)            3.59           3.54           --        (0.07)      --
-----------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund Advisor Shares
Year ended 12/31/99                         $ 10.61        0.86            (1.43)         (0.57)       (0.82)          --       --
Year ended 12/31/00                         $  9.22        0.73             0.70           1.43        (0.70)          --       --
Year ended 12/31/01                         $  9.95        0.63             0.60           1.23        (0.65)          --       --^
1/1/02 to 7/31/02(c)                        $ 10.53        0.28             0.10           0.38        (0.31)          --       --
Year ended 7/31/03                          $ 10.60        0.51             0.26           0.77        (0.49)          --       --
Year ended 7/31/04                          $ 10.88        0.46             0.25           0.71        (0.47)          --       --
-----------------------------------------------------------------------------------------------------------------------------------
Technology Fund Advisor Shares
10/29/01(d) to 7/31/02                      $  8.91       (0.08)           (3.32)         (3.40)          --           --       --
Year ended 7/31/03                          $  5.51       (0.13)#           3.23           3.10           --           --       --
Year ended 7/31/04                          $  8.61       (0.16)#          (0.14)         (0.30)          --           --       --
-----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund Advisor Shares
11/10/03(d) to 7/31/04                      $  8.67        0.02#            0.65           0.67        (0.03)          --       --
-----------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights

                                                               Fifth Third Funds
                                                            Financial Highlights
         (For a share of beneficial interest outstanding throughout each period)

                                                                                         Ratios/Supplemental Data
                                                                       -------------------------------------------------------------
                                                                                   Ratios of                  Ratios of
                                                  Net        Total        Net      Expenses   Ratios of Net   Expenses
                                     Total       Asset      Return      Assets,       to       Investment        to
                                   Dividends     Value,    (excludes     End of     Average   Income/(Loss)    Average     Portfolio
                                      and        End of      sales       Period       Net      to Average        Net       Turnover
                                 Distributions   Period     charge)     (000's)     Assets     Net Assets    Assets (a)     Rate (b)
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund Advisor Shares
10/29/01(d) to 7/31/02              (0.56)       $ 13.64    (12.69%)*  $     220     1.43%**      (0.74%)**     1.48%**       25%
Year ended 7/31/03                     --        $ 15.75     15.47%    $     469     1.44%        (0.66%)       1.48%         63%
Year ended 7/31/04                  (1.73)       $ 15.25      6.84%    $   1,173     1.51%        (1.26%)       1.51%         95%
------------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund Advisor Shares
10/29/01(d) to 7/31/02              (0.47)       $ 10.09    (19.75%)*  $     145     1.68%**      (1.06%)**     1.71%**       27%
Year ended 7/31/03                     --        $ 11.78     16.75%    $     240     1.60%        (1.14%)       1.60%         25%
Year ended 7/31/04                     --        $ 12.65      7.39%    $     962     1.59%        (1.17%)       1.59%         83%
------------------------------------------------------------------------------------------------------------------------------------
Quality Growth Fund Advisor Shares
10/29/01(d) to 7/31/02              (0.59)       $ 12.75    (19.05%)*  $     366     1.69%**      (0.80%)**     1.69%**       20%
Year ended 7/31/03                     --        $ 13.98      9.65%    $   1,205     1.58%        (0.48%)       1.58%         19%
Year ended 7/31/04                     --        $ 14.29      2.22%    $   3,127     1.57%        (0.75%)       1.57%         35%
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Fund Advisor Shares
10/29/01(d) to 7/31/02              (0.14)       $ 17.39    (14.89%)*  $       7     0.82%**       0.62%**      0.88%**        9%
Year ended 7/31/03                  (0.19)       $ 18.86      9.68%    $     327     0.90%         0.84%        1.06%          2%
Year ended 7/31/04                  (0.24)       $ 20.92     12.21%    $   1,296     0.71%         0.94%        1.11%         14%
------------------------------------------------------------------------------------------------------------------------------------
Balanced Fund Advisor Shares
10/29/01(d) to 7/31/02(e)           (0.31)       $ 10.84     (9.24%)*  $      38     1.63%**       0.55%**      1.68%**       78%
Year ended 7/31/03                  (0.13)       $ 11.30      5.39%    $     104     1.60%         0.82%        1.61%        133%
Year ended 7/31/04                  (0.09)       $ 11.91      6.31%    $     176     1.64%         0.52%        1.64%        166%
------------------------------------------------------------------------------------------------------------------------------------
Micro Cap Value Fund Advisor Shares
Year ended 12/31/99                 (0.24)       $  5.58     21.19%    $   9,128     2.10%        (0.82%)       2.10%         96%
Year ended 12/31/00                 (0.62)       $  4.88     (1.38%)   $  15,424     1.90%         0.53%        1.90%        116%
Year ended 12/31/01                    --^       $  5.96     22.22%    $  19,196     1.79%        (0.29%)       1.85%         47%
1/1/02 to 7/31/02(c)                   --        $  5.81     (2.52%)*  $  18,905     1.90%**      (1.02%)**     2.12%**       16%
Year ended 7/31/03                  (0.05)       $  8.05     39.60%    $  25,342     1.90%        (1.15%)       1.97%         28%
Year ended 7/31/04                  (0.52)       $ 10.09     32.44%    $  41,514     1.68%        (0.61%)       1.83%         23%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund Advisor Shares
4/1/03(d) to 7/31/03                   --        $ 17.51     16.67%*   $     216     1.72%**      (0.51%)**     2.11%**       39%
Year ended 7/31/04                  (0.98)       $ 19.89     19.52%    $   1,606     1.74%        (0.79%)       1.88%        279%
------------------------------------------------------------------------------------------------------------------------------------
Multi Cap Value Fund Advisor Shares
Year ended 12/31/99                 (0.48)       $ 17.49     12.93%    $  39,885     1.83%         1.12%        1.83%         78%
Year ended 12/31/00                 (2.95)       $ 18.61     23.29%    $  49,260     1.83%         0.91%        1.83%        121%
Year ended 12/31/01                 (0.91)       $ 19.09      7.47%    $  47,698     1.73%         0.09%        1.76%         80%
1/1/02 to 7/31/02(c)                   --        $ 15.78    (17.34%)*  $  38,419     1.83%**      (0.36%)**     1.98%**       25%
Year ended 7/31/03                     --        $ 18.82     19.26%    $  37,047     1.83%        (0.30%)       1.89%         23%
Year ended 7/31/04                  (0.07)       $ 22.29     18.81%    $  39,983     1.80%        (0.20%)       1.80%         17%
------------------------------------------------------------------------------------------------------------------------------------
Strategic Income Fund Advisor Shares
Year ended 12/31/99                 (0.82)       $  9.22     (5.72%)   $  24,023     1.91%         7.87%        1.91%         51%
Year ended 12/31/00                 (0.70)       $  9.95     16.01%    $  32,351     1.85%         7.53%        1.85%         48%
Year ended 12/31/01                 (0.65)       $ 10.53     12.64%    $  34,105     1.76%         6.12%        1.78%         34%
1/1/02 to 7/31/02(c)                (0.31)       $ 10.60      3.64%*   $  31,240     1.85%**       4.49%**      2.07%**       27%
Year ended 7/31/03                  (0.49)       $ 10.88      7.36%    $  36,345     1.85%         4.68%        1.88%         38%
Year ended 7/31/04                  (0.47)       $ 11.12      6.55%    $  39,982     1.83%         4.12%        1.83%         36%
------------------------------------------------------------------------------------------------------------------------------------
Technology Fund Advisor Shares
10/29/01(d) to 7/31/02                 --        $  5.51    (34.48%)*  $       6     1.95%**      (1.82%)**     1.95%**       97%
Year ended 7/31/03                     --        $  8.61     56.26%    $      55     1.90%        (1.83%)       2.30%        258%
Year ended 7/31/04                     --        $  8.31     (3.37%)   $     247     1.71%        (1.58%)       2.04%        191%
------------------------------------------------------------------------------------------------------------------------------------
International Equity Fund Advisor Shares
11/10/03(d) to 7/31/04              (0.03)       $  9.31      7.70%*   $  12,360     1.85%**       0.31%**      1.92%**       50%
------------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights

Fifth Third Funds
Financial Highlights
(For a share of beneficial interest outstanding throughout each period)

                                                                Change in Net Assets                     Less Dividends and
                                                              Resulting from Operations                  Distributions from
                                                             ---------------------------               ----------------------
                                                                           Net Realized
                                                                               and
                                                                            Unrealized     Change in
                                                 Net Asset                Gains/(Losses)   Net Assets
                                                  Value,        Net            from        Resulting        Net         Net
                                                 Beginning   Investment     Investment        from      Investment   Realized
                                                 of Period     Income      Transactions    Operations     Income       Gains
-----------------------------------------------------------------------------------------------------------------------------
Bond Fund Advisor Shares
10/29/01(d) to 7/31/02                            $ 10.13       0.35           (0.19)          0.16       (0.36)         --
Year ended 7/31/03                                $  9.93       0.34            0.08           0.42       (0.39)         --
Year ended 7/31/04                                $  9.96       0.23            0.14           0.37       (0.31)         --
-----------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund Advisor Shares
10/29/01(d) to 7/31/02                            $ 10.87       0.28            0.13           0.41       (0.30)      (0.25)
Year ended 7/31/03                                $ 10.73       0.38#          (0.08)          0.30       (0.38)      (0.16)
Year ended 7/31/04                                $ 10.49       0.38#           0.06           0.44       (0.37)      (0.17)
-----------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund Advisor Shares
10/29/01(d) to 7/31/02                            $  1.00       0.01              --           0.01       (0.01)         --
Year ended 7/31/03                                $  1.00       0.01              --^          0.01       (0.01)         --
Year ended 7/31/04                                $  1.00         --^             --^            --          --^         --
-----------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights

                                                            Financial Highlights
         (For a share of beneficial interest outstanding throughout each period)


                                                                                         Ratios/Supplemental Data
                                                                        ------------------------------------------------------------
                                                                                   Ratios of                  Ratios of
                                                   Net       Total        Net      Expenses   Ratios of Net    Expenses
                                     Total        Asset     Return      Assets,       to       Investment         to
                                   Dividends      Value,   (excludes     End of    Average       Income        Average     Portfolio
                                      and         End of     sales       Period      Net       to Average        Net       Turnover
                                 Distributions    Period    charge)     (000's)     Assets     Net Assets     Assets (a)   Rate (b)
------------------------------------------------------------------------------------------------------------------------------------
Bond Fund Advisor Shares
10/29/01(d) to 7/31/02              (0.36)       $  9.93     1.69%*    $     723     1.31%**      4.21%**       1.46%**       229%
Year ended 7/31/03                  (0.39)       $  9.96     4.25%     $     737     1.30%        3.34%         1.39%         332%
Year ended 7/31/04                  (0.31)       $ 10.02     3.73%     $     655     1.29%        2.25%         1.40%         389%
------------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund Advisor Shares
10/29/01(d) to 7/31/02              (0.55)       $ 10.73     3.99%*    $     174     1.30%**      3.57%**       1.50%**        97%
Year ended 7/31/03                  (0.54)       $ 10.49     2.76%     $     382     1.29%        3.47%         1.43%          21%
Year ended 7/31/04                  (0.54)       $ 10.39     4.22%     $     433     1.29%        3.56%         1.49%          35%
------------------------------------------------------------------------------------------------------------------------------------
Prime Money Market Fund Advisor Shares
10/29/01(d) to 7/31/02              (0.01)       $  1.00     1.02%*    $       2     0.89%**      1.23%**       0.96%**       N/A
Year ended 7/31/03                  (0.01)       $  1.00     0.53%     $      62     1.02%        0.46%         1.15%         N/A
Year ended 7/31/04                     --^       $  1.00     0.24%     $      36     0.96%        0.26%         1.16%         N/A
------------------------------------------------------------------------------------------------------------------------------------

                        See notes to financial highlights

Fifth Third Funds
Notes to Financial Highlights

--------------------------------------------------------------------------------

(a) During various periods, certain fees were reduced. The ratios shown do not include these fee reductions.

(b) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)   The Fund changed its fiscal year end to July 31 from December 31.

(d)   Reflects date of commencement of operations.

(e) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts on debt securities. The effect of this change for the period ended, July 31, 2002 for the Balanced Fund, Advisor Shares was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by ($0.02) and increase the ratio of net investment income to average net assets from 0.47% to 0.55%. Per share, ratios and supplemental data for periods prior to July 31, 2001 have not been restated to reflect this change in presentation.

^     Amount is less than $0.005 per share.

*     Not annualized.

**    Annualized.

#     Average shares method used in calculation.

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

                     [THIS PAGE IS INTENTIONALLY LEFT BLANK]

Addresses
--------------------------------------------------------------------------------

Fifth Third Funds                                           Fifth Third Funds
Stock and Bond Mutual Funds                                 3435 Stelzer Road
Asset Allocation Funds                                      Columbus, Ohio 43219
Money Market Mutual Funds
Advisor Shares

---------------------------------------------------------------------------------------------------------

Investment Advisor                                          Fifth Third Asset Management, Inc.
                                                            38 Fountain Square Plaza
                                                            Cincinnati, Ohio 45263

---------------------------------------------------------------------------------------------------------

Sub-Advisor                                                 Morgan Stanley Investment Management Inc.
(International Equity Fund only)                            1221 Avenue of the Americas
                                                            New York, New York 10020

---------------------------------------------------------------------------------------------------------

Distributor                                                 Fifth Third Funds Distributor, Inc.
                                                            3435 Stelzer Road
                                                            Columbus, Ohio 43219

---------------------------------------------------------------------------------------------------------

Administrator, Accountant and Custodian                     Fifth Third Bank
                                                            38 Fountain Square Plaza
                                                            Cincinnati, Ohio 45263

---------------------------------------------------------------------------------------------------------

Sub-Administrator                                           BISYS Fund Services Limited Partnership
                                                            3435 Stelzer Road
                                                            Columbus, Ohio 43219

---------------------------------------------------------------------------------------------------------

Transfer and Dividend Disbursing Agent and Sub-Accountant   BISYS Fund Services Ohio, Inc.
                                                            3435 Stelzer Road
                                                            Columbus, Ohio 43219

---------------------------------------------------------------------------------------------------------

Registered Independent Accountant                           PricewaterhouseCoopers LLP
                                                            100 East Broad Street
                                                            Suite 2100
                                                            Columbus, Ohio 43215

---------------------------------------------------------------------------------------------------------

The following additional information is available to you upon request and without charge.

Annual/Semi-annual Reports:

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. The Funds' annual reports also contain discussions of the market conditions and investment strategies that significantly affected the Funds' performance during each Fund's last fiscal year.

Statement of Additional Information (SAI): The SAI provides more detailed information about the Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------

You can get free copies of annual and semi-annual reports, the SAI, prospectuses of other Fifth Third Funds, or request other information and discuss your questions about the Funds by contacting a broker or other financial institution that sells the Funds. In addition, you may contact the Funds at:

                                Fifth Third Funds
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                            Telephone: 1-800-282-5706
                          Internet: http://www.53.com*

--------------------------------------------------------------------------------

               *The Funds' website is not part of this Prospectus.

You can review the annual and semi-annual reports and the SAI at the Public Reference Room of the Securities and Exchange Commission. You can get copies:

      o For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102 or calling 1-202-942-8090, or by electronic request, by e-mailing the Commission at the following address: publicinfo@sec.gov.

      o   At no charge from the Commission's Website at http://www.sec.gov.

                            [LOGO] Fifth Third Funds

                                       Investment Company Act file no. 811-5669.

                                FIFTH THIRD FUNDS

                         Supplement dated August 1, 2005
    to the Stock and Bond and Money Market Mutual Funds and Asset Allocation
       Funds Class A, B, and C Shares Prospectus dated November 29, 2004.



SALES CHARGE REDUCTIONS

     The language on page 97 of the prospectus under "Sales Charge Reductions" is deleted in its entirety and replaced with the following:

The Funds offer reduced Class A sales charges under certain circumstances as defined below. To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment with the greater of current market value or amount purchased of any Class A, Class B, Class C or Advisor shares of any Fifth Third Fund (except Advisor and Class A shares of the Money Market Funds) held in your account or accounts listed under "Combination Privilege" below. AS AN INVESTOR, IT IS YOUR RESPONSIBILITY TO DISCLOSE TO YOUR INVESTMENT REPRESENTATIVE ALL OF YOUR MUTUAL FUND HOLDINGS TO ENSURE THAT YOU RECEIVE ALL THE SALES CHARGE REDUCTIONS TO WHICH YOU ARE ENTITLED.

o LETTER OF INTENT. You inform the Fund in writing that you intend to purchase at least $50,000 of Class A shares (excluding money market fund shares) over a 13-month period to qualify for a reduced sales charge. You must include at least 5.00% of the total amount you intend to purchase with your letter of intent. Shares purchased under the non-binding Letter of Intent will be held in escrow until the total investment has been completed. A Letter of Intent may be backdated up to 90 days to include previous purchases for determining your sales charge. In the event the Letter of Intent is not completed, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges.

o RIGHTS OF ACCUMULATION. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. To determine whether the sale charge reduction applies, the value of the shares you already own will be calculated by using the greater of the current value or the original investment amount. To be eligible for the right of accumulation, shares of the Funds must be held in the following types of accounts: (i) individual or joint accounts; (ii) retirement accounts (IRA's, 401K's, etc.); or (iii) other accounts owned by the same shareholder (determined by Tax ID) or other shareholders eligible under the Combination Privilege defined below.

o COMBINATION PRIVILEGE. Combine accounts of multiple funds (excluding Advisor and Class A shares of the Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

In order to obtain a sale charge reduction you need to provide the Distributor or your investment representative, at the time of purchase, with information regarding shares held in other accounts which may be eligible for aggregation. When informing the Distributor or investment representative it may be necessary to provide information or records regarding shares of the Funds held in: (i) all accounts with the Funds or your investment representative; (ii) accounts with other investment representatives; and (iii) accounts in the name of immediate family household members (spouse and children under 21).

Information regarding the Funds' sales charge reduction program can also be obtained free of charge on the Funds' web-site: www.53.com.

ADDITIONAL INFORMATION ABOUT THE FUNDS

     The language on page 103 of the prospectus under "Additional Information about the Funds" is deleted in its entirety and replaced with the following:

Investment in Exchange-Traded Funds. The Funds, except the Money Market Funds, may each invest in exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)")*.

iShares(R) is a registered investment company unaffiliated with the Funds that offers several series, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these

                                                                SPABCALL 0805
costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Fund may invest in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.




LIFEMODEL FUNDS(SM)

LIFEMODEL(SM) AGGRESSIVE FUND

1. The following is added to page 22 of the prospectus under the heading "Principal Investment Strategy":

          Each LifeModel FundSM has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND.

          LIFEMODEL(SM) AGGRESSIVE FUND

          Small Cap Growth Index1                         6.0%
          Small Cap Value Index2                          6.0%
          International Index3                            8.0%
          Mid Cap Growth Index4                           10.0%
          Mid Cap Value Index5                            10.0%
          Large Cap Growth Index6                         18.0%
          Large Cap Value Index7                          18.0%
          Large Cap Core Index8                           14.0%
          Intermediate Bond Index10                       10.0%

          The Advisor actively manages the underlying fund allocations in the portfolio based on current market and economic conditions. Changes in these conditions may lead to adjustments in the portfolio's fund weightings.

          The target neutral index blend is also included as an additional index to which to compare the Fund's performance. Accordingly, the following information is added to the Average Annual Return Table on page 23 of the prospectus:


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2003)

                                          INCEPTION DATE      PAST YEAR      SINCE INCEPTION
                                                                             (Since 8/1/02)

LIFEMODEL AGGRESSIVE TARGET NEUTRAL
 STYLE CLASS INDEX BLEND                      8/1/02           31.81%            20.12%
LIFEMODEL AGGRESSIVE TARGET NEUTRAL
 ASSET CLASS INDEX BLEND***                   8/1/02           28.72%            18.19%


          ***LIFEMODEL AGGRESSIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Dow Jones Wilshire 5000 Composite Index12 (90%) and Lehman Brothers Intermediate Government/Credit Bond Index13 (10%). THE LIFEMODEL AGGRESSIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND.

          Effective June 24, 2005, the Fifth Third LifeModel FundsSM began investing in the Fifth Third Large Cap Core Fund.

2. The following Fund is added to the table of underlying funds on page 22 of the prospectus:

                                                                  PERCENTAGE OF
          FUND NAME                                               FUND HOLDINGS

          Large Cap Core Fund........................................0-50%



LIFEMODEL(SM) MODERATELY AGGRESSIVE FUND

1. The following is added to page 24 of the prospectus under the heading "Principal Investment Strategy":

          Each LifeModel FundSM has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND.

          LIFEMODEL(SM) MODERATELY AGGRESSIVE FUND

          Small Cap Growth Index1                                 4.7%
          Small Cap Value Index2                                  4.7%
          International Index3                                    6.2%
          Mid Cap Growth Index4                                   7.8%
          Mid Cap Value Index5                                    7.8%
          Large Cap Growth Index6                                 14.0%
          Large Cap Value Index7                                  14.0%
          Large Cap Core Index8                                   10.8%
          Bond Index9                                             5.0%
          Intermediate Bond Index10                               15.0%
          Short Term Bond Index11                                 10.0%

          The Advisor actively manages the underlying fund allocations in the portfolio based on current market and economic conditions. Changes in these conditions may lead to adjustments in the portfolio's fund weightings.

          The target neutral index blend is also included as an additional index to which to compare the Fund's performance. Accordingly, the following information is added to the Average Annual Return Table on page 25 of the prospectus:


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2003)

                                                   INCEPTION DATE      PAST YEAR      SINCE INCEPTION
                                                                                      (Since 8/1/02)

LIFEMODEL MODERATELY AGGRESSIVE TARGET
 NEUTRAL STYLE CLASS INDEX BLEND                       8/1/02           25.16%            17.01%
LIFEMODEL MODERATLEY AGGRESSIVE TARGET
 NEUTRAL ASSET CLASS INDEX BLEND***                    8/1/02           23.01%            15.81%


          ***LIFEMODEL MODERATLEY AGGRESSIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Dow Jones Wilshire 5000 Composite Index12 (70%) and Lehman Brothers Intermediate Government/Credit Bond Index13 (30%). THE LIFEMODEL MODERATLEY AGGRESSIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND.

          Effective June 24, 2005, the Fifth Third LifeModel FundsSM began investing in the Fifth Third Large Cap Core Fund.

2. The following Fund is added to the table of underlying funds on page 24 of the prospectus:

                                                                PERCENTAGE OF
          FUND NAME                                             FUND HOLDINGS

          Large Cap Core Fund .....................................0-40%


      LIFEMODEL(SM) MODERATE FUND

1. The following is added to page 26 of the prospectus under the heading "Principal Investment Strategy":

          Each LifeModel FundSM has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND.

          LIFEMODEL(SM) MODERATE FUND

          Small Cap Growth Index1                                 3.3%
          Small Cap Value Index2                                  3.3%
          International Index3                                    4.4%
          Mid Cap Growth Index4                                   5.6%
          Mid Cap Value Index5                                    5.6%
          Large Cap Growth Index6                                 10.0%
          Large Cap Value Index7                                  10.0%
          Large Cap Core Index8                                   7.8%
          Bond Index9                                             10.0%
          Intermediate Bond Index10                               25.0%
          Short Term Bond Index11                                 15.0%

          The Advisor actively manages the underlying fund allocations in the portfolio based on current market and economic conditions. Changes in these conditions may lead to adjustments in the portfolio's fund weightings.

          The target neutral index blend is also included as an additional index to which to compare the Fund's performance. Accordingly, the following information is added to the Average Annual Return Table on page 27 of the prospectus:


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2003)

                                                 INCEPTION DATE      PAST YEAR      SINCE INCEPTION
                                                                                    (Since 8/1/02)

LIFEMODEL MODERATE TARGET NEUTRAL STYLE
 CLASS INDEX BLEND                                   8/1/02           18.81%            13.98%
LIFEMODEL MODERATE TARGET NEUTRAL ASSET
 CLASS INDEX BLEND***                                8/1/02           17.46%            13.32%


          ***LIFEMODEL MODERATE TARGET NEUTRAL ASSET CLASS INDEX BLEND is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Dow Jones Wilshire 5000 Composite Index12 (50%) and Lehman Brothers Intermediate Government/Credit Bond Index13 (50%). THE LIFEMODEL MODERATE TARGET NEUTRAL ASSET CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND.

          Effective June 24, 2005, the Fifth Third LifeModel FundsSM began investing in the Fifth Third Large Cap Core Fund.

2. The following Fund is added to the table of underlying funds on page 26 of the prospectus:

                                                               PERCENTAGE OF
          FUND NAME                                            FUND HOLDINGS

          Large Cap Core Fund .....................................0-30%

LIFEMODEL(SM) MODERATELY CONSERVATIVE FUND

1. The following is added to page 28 of the prospectus under the heading "Principal Investment Strategy":

          Each LifeModel FundSM has a target neutral index blend, which is listed below. The target neutral index blend is an index-


          based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND.

          LIFEMODEL(SM) MODERATELY CONSERVATIVE FUND

          Small Cap Growth Index1                                 2.7%
          Small Cap Value Index2                                  2.7%
          International Index3                                    3.6%
          Mid Cap Growth Index4                                   4.4%
          Mid Cap Value Index5                                    4.4%
          Large Cap Growth Index6                                 8.0%
          Large Cap Value Index7                                  8.0%
          Large Cap Core Index8                                   6.2%
          Bond Index9                                             10.0%
          Intermediate Bond Index10                               35.0%
          Short Term Bond Index11                                 15.0%

          The Advisor actively manages the underlying fund allocations in the portfolio based on current market and economic conditions. Changes in these conditions may lead to adjustments in the portfolio's fund weightings.

          The target neutral index blend is also included as an additional index to which to compare the Fund's performance. Accordingly, the following information is added to the Average Annual Return Table on page 29 of the prospectus:


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2003)

                                                                INCEPTION DATE      PAST YEAR      SINCE INCEPTION
                                                                                                   (Since 8/1/02)

LIFEMODEL MODERATELY CONSERVATIVE TARGET NEUTRAL
 STYLE CLASS INDEX BLEND                                            8/1/02           15.77%            12.49%
LIFEMODEL MODERATELY CONSERVATIVE TARGET NEUTRAL
 ASSET CLASS INDEX BLEND***                                         8/1/02           14.74%            12.03%


          ***LIFEMODEL MODERATELY CONSERVATIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Dow Jones Wilshire 5000 Composite Index12 (40%) and Lehman Brothers Intermediate Government/Credit Bond Index13 (60%). THE LIFEMODEL MODERATELY CONSERVATIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND.

          Effective June 24, 2005, the Fifth Third LifeModel FundsSM began investing in the Fifth Third Large Cap Core Fund.

2. The following Fund is added to the table of underlying funds on page 28 of the prospectus:

                                                               PERCENTAGE OF
          FUND NAME                                            FUND HOLDINGS

          Large Cap Core Fund ....................................0-25%

LIFEMODEL(SM) CONSERVATIVE FUND

1. The following is added to page 30 of the prospectus under the heading "Principal Investment Strategy":

          Each LifeModel FundSM has a target neutral index blend, which is listed below. The target neutral index blend is an index-based baseline style class allocation determined by the Advisor to be optimal under static market and economic conditions. THE TARGET NEUTRAL STYLE CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND.

          LIFEMODEL(SM) CONSERVATIVE FUND

          Small Cap Growth Index1                                 1.3%
          Small Cap Value Index2                                  1.3%
          International Index3                                    1.9%
          Mid Cap Growth Index4                                   2.2%
          Mid Cap Value Index5                                    2.2%
          Large Cap Growth Index6                                 4.0%
          Large Cap Value Index7                                  4.0%
          Large Cap Core Index8                                   3.1%
          Bond Index9                                             15.0%
          Intermediate Bond Index10                               45.0%
          Short Term Bond Index11                                 20.0%

          The Advisor actively manages the underlying fund allocations in the portfolio based on current market and economic conditions. Changes in these conditions may lead to adjustments in the portfolio's fund weightings.

          The target neutral index blend is also included as an additional index to which to compare the Fund's performance. Accordingly, the following information is added to the Average Annual Return Table on page 31 of the prospectus:


AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2003)

                                                                INCEPTION DATE      PAST YEAR      SINCE INCEPTION
                                                                                                   (Since 8/1/02)

LIFEMODEL CONSERVATIVE TARGET NEUTRAL STYLE
 CLASS INDEX BLEND                                                  8/1/02            9.77%             9.35%
LIFEMODEL CONSERVATIVE TARGET NEUTRAL ASSET
 CLASS INDEX BLEND***                                               8/1/02            9.44%             9.39%


          ***LIFEMODEL CONSERVATIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND is an unmanaged custom-blended index, created by Fifth Third Asset Management, Inc., comprised of Dow Jones Wilshire 5000 Composite Index12 (20%) and Lehman Brothers Intermediate Government/Credit Bond Index13 (80%). THE LIFEMODEL CONSERVATIVE TARGET NEUTRAL ASSET CLASS INDEX BLEND IS A HYPOTHETICAL BLEND ONLY AND DOES NOT REPRESENT UNDERLYING ALLOCATIONS IN THE FUND.

          Effective June 24, 2005, the Fifth Third LifeModel FundsSM began investing in the Fifth Third Large Cap Core Fund.

2. The following Fund is added to the table of underlying funds on page 30 of the prospectus:

                                                             PERCENTAGE OF
          FUND NAME                                          FUND HOLDINGS

          Large Cap Core Fund ................................. 0-15%

INDEX INFORMATION
-------------------------------------------------------------------------------

1 The Small Cap Growth Index represents the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies that have higher price-to-book values and higher forecasted growth rates.

2 The Small Cap Value Index represents the Russell 2000(R) Value Index. The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

3 The International Index represents the MSCI EAFE(R) Index. The MSCI EAFE(R) Index is a widely recognized, unmanaged index composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

4 The Mid Cap Growth Index represents the Russell MidCap(R) Growth Index. The Russell MidCap(R) Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

5 The Mid Cap Value Index represents the Russell MidCap(R) Value Index. The Russell MidCap(R) Value Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values.

6 The Large Cap Growth Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

7 The Large Cap Value Index represents the Russell 1000(R) Growth Index. The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and forecasted growth values.

8 The Large Cap Core Index represents the Standard & Poor's 500(R) Index. The Standard & Poor's 500(R) Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

9 The Bond Index represents the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities with maturities of at least one year.

10 The Intermediate Bond Index represents the Lehman Brothers Government/Credit Intermediate Index. The Lehman Brothers Government/Credit Intermediate Index is composed of 5,000 publicly-issued corporate and U.S. Government debt issues rated Baa or better, with at least on year to maturity and at least $150 million par outstanding.

11 The Short Term Bond Index represents the Merrill Lynch 1-3 year Government Corporate Bond Index. The Merrill Lynch 1-3 Year Government Corporate Bond Index tracks the trading of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

12 The Dow Jones Wilshire 5000 Composite Index measures the performance of all U.S. head-quartered equity securities with readily available price data.

13 The Lehman Brothers Intermediate Government/Credit Bond Index is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years.

SELECT STOCK FUND

EFFECTIVE AUGUST 1, 2005, THE SELECT STOCK FUND WILL BE RENAMED THE DIVIDEND GROWTH FUND AND SHARES OF THE SELECT STOCK FUND WILL NO LONGER BE OFFERED FOR SALE.

At a meeting held on March 30, 2005, the Board of Trustees of Fifth Third Funds unanimously approved a change to the name, investment strategies and non-fundamental investment policies of the Select Stock Fund. It is anticipated that the following changes will be effective August 1, 2005:

CHANGE IN FUND NAME

The Select Stock Fund will be renamed the DIVIDEND GROWTH FUND.

CHANGE IN INVESTMENT STRATEGIES

Whereas the Select Stock Fund achieved its investment objective by normally concentrating its investments in a group of 20 to 30 stocks, the Dividend Growth Fund will normally concentrate its investments in a group of 35 to 65 stocks.

In selecting suitable investments, the Advisor will attempt to find companies with a track record of consistent growth in earnings and dividends. The Advisor will focus on five key areas in implementing the Fund's investment strategy.

First, the Advisor will employ quantitative screens to identify high-quality companies that meet market capitalization targets. The Advisor will evaluate widely-traded companies with market capitalizations greater than $2 billion - including large and some mid capitalization companies. Second, the Advisor will rank each company based on the quality of earnings and dividends and the prospect for a continuation of earnings and dividends growth. Third, the Advisor will conduct an analysis of company fundamentals and historical valuations. Fourth, the Fund's disciplined approach will continue once a stock is purchased and the Advisor will closely monitor risk factors of the portfolio and seek to control risk by adjusting sector weights and diversifying the portfolio as it deems appropriate. Finally, the Advisor will employ a consistent sell strategy.

RE-OPENING OF MICRO CAP VALUE FUND

Effective May 19, 2005, the Fifth Third Micro Cap Value Fund is open to all investors.

Accordingly, footnote 1 on page 14 of the prospectus and the first footnote on page 96 of the prospectus, are hereby eliminated in their entirety.

CURRENT PORTFOLIO MANAGERS

     Current information regarding portfolio managers appears below and replaces the information contained in the prospectus:

OHIO MUNICIPAL BOND FUND: The portfolio manager is Michael J. Martin and the co-portfolio manager is Sarah M. Quirk.

BOND FUND: The portfolio manager is Mitchell L. Stapley and the co-portfolio managers are John L. Cassady III, Christian L. Rieddle, and Mirko M. Mikelic.

DISCIPLINED LARGE CAP VALUE FUND: The portfolio manager is James R. Kirk and the co-portfolio manager is Mary Jane Matts1.

MULTI CAP VALUE FUND: The portfolio manager is Peter M. Klein and the co-portfolio manager is James R. Kirk.

SMALL CAP VALUE FUND: The portfolio manager is Michael M. Hays and the co-portfolio manager is Daniel O'Neill2.

MICRO CAP VALUE FUND: The portfolio manager is Eric J. Holmes and the co-portfolio manager is Daniel O'Neill2.

TECHNOLOGY FUND: The portfolio manager is Sunil M. Reddy and the co-portfolio manager is Scott A. Billeadeau.

SMALL CAP GROWTH FUND: The portfolio manager is Scott A. Billeadaeu and the co-portfolio manager is Jill A. Thompson3.

MID CAP GROWTH FUND: The portfolio manager is Scott A. Billeadaeu and the co-portfolio manager is Martin E. Hargrave4.

LARGE CAP CORE FUND: The portfolio manager is Mark Koenig5 and the co-portfolio manager is Michael P. Wayton6.

EQUITY INDEX FUND: The portfolio manager is Mark Koenig5 and the co-portfolio manager is Michael P. Wayton6.

STRATEGIC INCOME FUND: The portfolio manager is John B. Schmitz and the co-portfolio manager is Peter Kwiatkowski7.

1 Mary Jane Matts has been the co-portfolio manager of the FIFTH THIRD DISCIPLINED LARGE CAP VALUE FUND since July 2005. Prior to joining Fifth Third Asset Management, Inc. in July 2005, she spent 10 years in various functions with National City Bank. Most recently, she was Director of Research for the Wealth Management Group, which includes the Private Client Group and NatCity Investments, a brokerage firm. Prior to that, Ms. Matts managed the Value Team on the institutional side. Before joining National City in 1995, Ms. Matts was the Director of Research at Society Asset Management, now known as Victory Capital Management. She has 18 years of investment experience. She earned a B.A., cum laude and with honors, in Economics from Kenyon College and an M.B.A. from Case Western Reserve University. She is a CFA.

2 Daniel O'Neill, CFA has been the co-portfolio manager of the FIFTH THIRD SMALL CAP VALUE FUND and the FIFTH THIRD MICRO CAP VALUE FUND since April 2005. Prior to joining Fifth Third Asset Management, Inc., Mr. O'Neill spent four years as an equity analyst focused on the Consumer/Retail sector for DB Advisors, LLC and Granite Capital International Group, LP. Previously, he was a sell-side analyst at Credit Suisse First Boston where he followed the Leisure Industry for two years. Before attending business school, Mr. O'Neill was an equity analyst at Clarion Management Ltd for four years. Mr. O'Neill received his B.S. in Industrial and Labor Relations from Cornell University and his MBA in Finance from Columbia Business School, where he was elected to the Beta Gamma Sigma Honor Society. He earned the Chartered Financial Analyst designation in 1997.

3 Jill A. Thompson has been the co-portfolio manager of the FIFTH THIRD SMALL CAP GROWTH FUND since July 2005. Ms. Thompson joined Fifth Third Asset Management in March 2005 as Portfolio Manager on the firm's small and mid cap growth products. Before joining Fifth Third Asset Management, Inc., Jill served as co-portfolio manager of KB Growth Advisors' small cap growth product for five years. Prior to that, she was with US Bancorp Piper Jaffray for ten years, where she served as co-portfolio manager of US Bancorp Asset Management/Piper Capital Management's small and mid cap growth products. A Chartered Financial Analyst, Jill graduated from St. Cloud State University with a Bachelor of Science in Finance. Jill has over 15 years of investment experience.

4 Martin E. Hargrave has been the co-portfolio manager of the FIFTH THIRD MID CAP GROWTH FUND since February 2005. Mr. Hargrave joined Fifth Third Asset Management, Inc. in 2003 as a Portfolio Manager of Mid Cap/Small Cap Growth Strategies. In 1991, Mr. Hargrave joined Sunkist Growers, Inc. where he was responsible for managing the employee benefits investments, banking relationships, and cash management operations. He joined Investment Advisers, Inc. in 1996 as an institutional client service representative and in August 2000 he joined the small/mid cap team as a portfolio manager. Mr. Hargrave graduated from the University of Southern California with a Bachelor of Science degree, followed by a Master's degree in Finance from the Anderson School at the University of California, Los Angeles. He earned the Chartered Financial Analyst designation in 1998.

5 Mark Koenig has been the co-portfolio manager of the FIFTH THIRD LARGE CAP CORE FUND and the FIFTH THIRD EQUITY INDEX FUND since February 2005. He is the Managing Director of Quantitative Strategies for Fifth Third Asset Management, Inc. He has nine years of investment experience and served as the Director of Quantitative Analysis at the National City Investment Management Co. from 1999 - 2004. In this capacity he was responsible for the management of the quantitative equity products and the development of decision support models for National City's fundamental equity teams. From 1995 - 1998, Mr. Koenig was a quantitative analyst with National City Bank where he was responsible for developing risk analytics to support the bank's fixed-income desk. Previously, he spent ten years as a research engineer at Draper Laboratory where he specialized in developing guidance, navigation, and control algorithms for spacecraft, aircraft, and underwater vehicles. Mr. Koenig has an M.S. in Computational Finance from Carnegie Mellon University, an M.S. in Electrical Engineering from the University of Arizona, and a B.S. in Aerospace Engineering from the University of Cincinnati. He is a member of the CFA Institute, the CFA Society of Cleveland, and the American Finance Association. He earned the Chartered Financial Analyst designation in 2003.

6 Michael P. Wayton has been a co-portfolio manager of the FIFTH THIRD EQUITY INDEX FUND and the FIFTH THIRD LARGE CAP CORE FUND since February 2005. Mr. Wayton is a Portfolio Manager of Quantitative Strategies for Fifth Third Asset Management, Inc. Prior to joining Fifth Third, he was a quantitative analyst for the National City Investment Management Company and was responsible for the management of the firm's passive assets and the development of quantitative equity models. He has over six years of investment experience and is a member of the CFA Society of Cleveland. Mr. Wayton earned a BSBA in finance from The Ohio State University.

7 Peter Kwiatkowski has been the co-portfolio manager of the FIFTH THIRD STRATEGIC INCOME FUND since February 2005. He is currently a Portfolio Manager of Income Strategies of Fifth Third Asset Management, Inc. He joined Fifth Third Bank's Treasury Group in August 2001 with responsibility for structured finance/securitizations, investments, balance sheet management, and economic analysis. He moved in May 2003 to Fifth Third's Income Strategies group where he is responsible for strategic income, dividend growth, fixed income, and alternative income/quantitative strategies. He spent over two years beginning in April 1999 with Pacific Investment Management Company LLC (PIMCO) in various functions including as a Portfolio Analyst supporting the emerging markets and mortgage strategies. Mr. Kwiatkowski's previous experience includes seven years in real estate. He graduated summa cum laude from California State University at Long Beach with a
B. S. in Finance, Real Estate and Law and earned the Chartered Financial Analyst designation in 2002. He is a member of the Cincinnati Society of Financial Analysts.

PRINCIPAL INVESTMENT RISKS - STRATEGIC INCOME FUND

     The following disclosure is included under the heading "PRINCIPAL INVESTMENT RISKS" on page 33 of the prospectus:

The prices of mortgage-backed securities also are affected by changes in interest rates. Although mortgage-backed securities tend to pay higher interest rates, they also carry additional risk. For instance, their prices and yields typically assume that the securities will be redeemed at a given time before maturity. When interest rates fall substantially, they usually are redeemed early because the underlying mortgages often are prepaid. The Fund would then have to reinvest the proceeds it receives because of those redemptions at a lower rate. The price or yield of mortgage-backed securities also may fall if they are redeemed after that date.

INVESTMENT PRACTICES CHART

     Under the section entitled "Additional Information About the Funds' Investments - Investment Practices," the information for certain instruments is deleted and replaced in its entirety as follows:

------------------------------------------------------------------------------------------------------------------
  COLLATERALIZED MORTGAGE OBLIGATIONS: Mortgage-backed bonds that separate      5, 6, 11, 15-23,  Pre-Payment/Call
  mortgage pools into different maturity classes.                                    25, 26         Interest Rate
------------------------------------------------------------------------------------------------------------------
  MORTGAGE-BACKED SECURITIES: Debt obligations secured by real estate loans and  2, 6, 11, 12,       Pre-Payment
  pools of loans. These include collateralized mortgage obligations and real     16-23, 25, 27          Market
  estate mortgage investment conduits.                                                                  Credit
                                                                                                     Regulatory
------------------------------------------------------------------------------------------------------------------
  PARTICIPATION INTERESTS: Interests in bank loans made to corporations.          1, 3, 4, 11,      Interest Rate
                                                                                      15-26            Credit
                                                                                                      Liquidity
------------------------------------------------------------------------------------------------------------------

                 SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH
                      THE PROSPECTUS FOR FUTURE REFERENCE.

                                FIFTH THIRD FUNDS

                         SUPPLEMENT DATED AUGUST 1, 2005
               TO THE COMBINED STATEMENT OF ADDITIONAL INFORMATION
                             DATED NOVEMBER 29, 2004

ADVISOR SHARES

The following Funds will offer Advisor shares as of August 1, 2005: Fifth Third Large Cap Core Fund, Fifth Third Disciplined Large Cap Value Fund; Fifth Third Intermediate Bond Fund, Fifth Third Short Term Bond Fund, Fifth Third U.S. Government Bond Fund, Fifth Third Intermediate Municipal Bond Fund, Fifth Third Ohio Municipal Bond Fund, and Fifth Third Michigan Municipal Bond Fund.

PAYMENTS TO DEALERS

The following is added to page 90 of the Statement of Additional Information under the heading of "Payments to Dealers":

ADVISOR SHARES

                                         Selected Bond Funds*                        Other Advisor Share Funds**
                                         Load/Sales Charge    Dealer Reallowance     Load/Sales Charge    Dealer Reallowance
Less than $50,000                        2.00%                1.70%                  3.25%                2.90%
$50,000 but less than $100,000           1.50%                1.25%                  2.75%                2.40%
$100,000 but less than $250,000          1.25%                1.00%                  2.00%                1.70%
$250,000 but less than $500,000          1.00%                0.85%                  1.25%                1.00%
$500,000 to $999,999                     0.50%                0.40%                  1.00%                0.85%
$1,000,000 or more                       Not available        Not available          Not available        Not available

*"Selected Bond Funds" includes the Short Term Bond Fund, Intermediate Bond Fund and Intermediate Municipal Bond Fund.

**"Other Advisor Share Funds" includes the Small Cap Growth Fund, Mid Cap Growth Fund, Quality Growth Fund, Large Cap Core Fund, Equity Index Fund, Balanced Fund, Micro Cap Value Fund, Small Cap Value Fund, Multi Cap Value Fund, Disciplined Large Cap Value Fund, LifeModel Aggressive Fund, LifeModel Moderately Aggressive Fund, LifeModel Moderate Fund, LifeMOdel Moderately Conservative Fund, LifeModel Conservative Fund, Strategic Income Fund, Technology Fund, International Equity Fund, Bond Fund, U.S. Government Bond Fund, Municipal Bond Fund, Ohio Municipal Bond Fund and Michigan Municipal Bond Fund.

Advisor shares are sold with an initial sales charge as detailed in the chart above.

RE-OPENING OF MICRO CAP VALUE FUND

Effective May 19, 2005, the Fifth Third Micro Cap Value Fund is open to all investors.

Accordingly, the first footnote on page 5 of the SAI is hereby eliminated in its entirety.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES.

The section entitled "INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES" UNDER THE HEADING "INVESTMENT LIMITATIONS - STOCK AND BOND FUNDS, ASSET ALLOCATION FUNDS - NON-FUNDAMENTAL LIMITATIONS" on page 9 of the SAI is replaced in its entirety with the following:

Each Fund may invest in shares of other investment companies, including shares of iShares(R). The Funds will limit their respective investments in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, no more than 5% of their respective total assets in any one investment company, and will invest no more than 10% of their respective total assets in investment companies in general. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions.

The limitations listed above are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.


                                                                    FTF-SAI-0805

In addition, pursuant to an exemptive order dated July 8, 2003 received from the Securities and Exchange Commission (the "SEC"), each of the Funds may (i) invest up to 25% of their respective assets, including cash reserves that have not been invested in portfolio securities, in shares of the Fifth Third Money Market Funds and (ii) invest their respective assets in excess of the 3%, 5%, and 10% limits described above. Reliance on the exemptive relief requires adherence with the conditions set forth under the relief.

Pursuant to an exemptive order issued to iShares(R) dated April 15, 2003 received from the SEC, each of the Funds may (i) invest up to 25% of their respective assets in iShares(R) and (ii) invest their respective net assets in excess of the 3%, 5% and 10% limits described above. Reliance on the exemptive relief requires adherence with the conditions set forth under the relief.

It should be noted that investment companies incur certain expenses such as management fees and, therefore, any investment by a Fund in shares of another investment company would be subject to such expenses.

The Funds of Funds may invest all of their assets in investment companies.

Investment companies include exchange-traded funds ("ETFs"). See the disclosure under the heading Exchange-Traded Funds.


The section entitled "INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES" UNDER THE HEADING "INVESTMENT LIMITATIONS - MONEY MARKET FUNDS - NON-FUNDAMENTAL LIMITATIONS" on pages 11 and 12 of the SAI is replaced in its entirety with the following:

The Funds may invest in shares of other investment companies. The Funds (other than those Funds that have a sales load of 11/2% or less) will limit their respective investments in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, no more than 5% of their respective total assets in any one investment company, and will invest no more than 10% of their respective total assets in investment companies in general. The Funds with a sales load of 11/2% or less will limit their respective investments in other investment companies (other than the Fifth Third Money Market Funds) to no more than 3% of the total outstanding voting stock of any investment company. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions.

The limitations listed above are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets.

In addition, pursuant to an exemptive order dated July 8, 2003 received from the Securities and Exchange Commission, each of the Funds may (i) invest up to 25% of their respective assets, including cash reserves that have not been invested in portfolio securities, in shares of the Fifth Third Money Market Funds and
(ii) invest their respective assets in excess of the 3%, 5%, and 10% limits described above. Reliance on the exemptive relief requires adherence with the conditions set forth under the relief.

It should be noted that investment companies incur certain expenses such as management fees and, therefore, any investment by a Fund in shares of another investment company would be subject to such expenses.

Investment companies include ETFs. See the disclosure under the heading Exchange-Traded Funds.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS").

      The first paragraph under the heading `Collateralized Mortgage Obligations ("CMOs")' is amended to read as follows:

The Strategic Income Fund, Equity Index Fund, U.S. Government Bond Fund, Bond Fund, Balanced Fund, Short Term Bond Fund, Intermediate Bond Fund, Institutional Government Money Market Fund, Institutional Money Market Fund, Michigan Municipal Money Market Fund, Municipal Money Market Fund, Prime Money Market Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund, Intermediate Municipal Bond Fund, and the Municipal Bond Fund may invest in CMOs.

  SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
                       INFORMATION FOR FUTURE REFERENCE.


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